VANGUARD(R)U.S. GOVERNMENT BOND FUNDS

                       SEMIANNUAL REPORT * JULY 31, 2002

BOND

INCLUDED WITHIN THIS REPORT

VANGUARD SHORT-TERM TREASURY FUND
VANGUARD SHORT-TERM FEDERAL FUND
VANGUARD INFLATION-PROTECTED SECURITIES FUND
VANGUARD INTERMEDIATE-TERM TREASURY FUND
VANGUARD GNMA FUND
VANGUARD LONG-TERM TREASURY FUND
                                                                    [SHIP LOGOS]
                                                    [THE VANGUARD GROUP(R) LOGO]
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WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
================================================================================
CONTENTS

Letter from the Chairman                                  1
Reports from the Advisers                                 7
Fund Profiles                                            12
Glossary of Investment Terms                             18
Performance Summaries                                    19
Financial Statements                                     23
================================================================================
SUMMARY
* Prices of U.S. government bonds rose sharply during the six months ended July 31, 2002, as equity prices continued to wither.
*    The Vanguard U.S.  Government  Bond Funds provided  six-month total returns ranging from 4.4% for the Short-Term Federal Fund to 8.6% for the Inflation-Protected Securities Fund.
*    Five of our six funds outpaced the average returns of their peers.
================================================================================
[SHIP LOGOS]
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                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]
LETTER FROM THE CHAIRMAN

Fellow Shareholder,
The prices of U.S. government bonds rose during the six months ended July 31, 2002, as investors sought predictable income from high-quality securities. Yields, which move in the opposite direction from prices, declined across the maturity spectrum, falling farthest for short- and intermediate-term issues. On balance, market conditions were very good for the VANGUARD(R) U.S. GOVERNMENT BOND FUNDS, which provided half-year returns that ranged from 4.4% to 8.6%.

     The adjacent table presents the total returns (capital change plus reinvested distributions) of our funds and the average results of their mutual fund competitors. The per-share components of our funds' total returns can be found in the table on page 6.

     We believe that any semi-annual review of bond fund returns should also include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates. Over lengthy periods, however, the ups and downs in prices caused by fluctuating interest rates tend to offset each other, so interest income accounts for most of the long-term total return of a bond fund. The table on page 4 presents each fund's return for the past 12 months, divided into its income and capital components. That table also shows each fund's annualized yield as of July 31 in 2001 and 2002.

     Keep in mind that, while falling interest rates immediately lift bond prices, a rate decline also cuts into the income paid by new issues of fixed income securities. Over the long haul, lower rates diminish the income earned on reinvested dividends.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JULY 31, 2002
--------------------------------------------------------------------------------
                                                     AVERAGE
                                       VANGUARD    COMPETING
                                           FUND        FUND*
------------------------------------------------------------
SHORT-TERM TREASURY FUND
  Investor Shares                          4.5%         3.0%
  Admiral Shares                           4.6          3.0
------------------------------------------------------------
SHORT-TERM FEDERAL FUND
  Investor Shares                          4.4%         3.6%
  Admiral Shares                           4.4          3.6
------------------------------------------------------------
INFLATION-PROTECTED
  SECURITIES FUND                          8.6%         4.1%
------------------------------------------------------------
INTERMEDIATE-TERM TREASURY FUND
  Investor Shares                          7.1%         7.3%
  Admiral Shares                           7.2          7.3
------------------------------------------------------------
GNMA FUND
  Investor Shares                          4.9%         4.3%
  Admiral Shares                           5.0          4.3
------------------------------------------------------------
LONG-TERM TREASURY FUND
  Investor Shares                          6.2%         5.0%
  Admiral Shares                           6.2          5.0
------------------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================
                                                                               1
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     For further  information  on capital and income  returns for each fund, see our Performance Summaries, which begin on page 19.

AS NEGATIVE NEWS MOUNTED, INVESTORS FLED TOWARD HIGH-QUALITY BONDS
During the six months ended July 31, investors ignored reports of a recovery in the economy and of improvement in corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of accounting problems and corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq. The environment was excellent for government bondholders but trying, at best, for corporate bondholders and equity investors.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2002
--------------------------------------------------------------------------------
                                                    SIX          ONE        FIVE
                                                 MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.2%         7.5%        7.3%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                4.8          7.2         6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9          2.3         4.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -18.2%       -22.9%        0.7%
Russell 2000 Index (Small-caps)                  -18.2        -18.0         0.2
Wilshire 5000 Index (Entire market)              -17.9        -22.1         0.3
MSCI EAFE Index (International)                   -6.4        -16.9        -3.9
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.7%         1.5%        2.3%
--------------------------------------------------------------------------------
*Annualized.

     The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month total return of 4.2%. Government bonds had the best returns as rising demand for these issues--there was a distinct "flight to quality" during the period--pushed their prices higher.

     Treasury bonds, as measured by the Lehman 5-10 Year U.S. Treasury Index, returned 6.9%. Short- and intermediate-term Treasury notes benefited handsomely from rising prices and led the sector. The 3-year Treasury's yield declined 112 basis points (1.12 percentage points) to end the period at 3.01%, and the 10-year Treasury's yield fell 57 basis points to 4.46%. The returns from the shortest- and longest-term Treasuries (T-bills and bonds, respectively) came mainly from interest income--the yield of the 3-month bill shed just 6 basis points to 1.69% as of July 31, while the yield of the 30-year bond fell 13 basis points to 5.30%.

     Mortgage-backed securities, which account for a larger share of the investment- grade bond market than any other sector, also performed quite well. Relatively high yields and high credit quality helped to attract investors. The Lehman GNMA Bond Index returned 4.5%.

     Corporate bonds lagged their government counterparts, as worries about the true financial condition of

================================================================================
ADMIRAL(TM) SHARES
A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.
================================================================================
2
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some issuers led to price  declines.  The Lehman 5-10 Year U.S.  Credit Index, a benchmark for investment-grade corporates, returned just 2.1%. High-yield ("junk") bonds recorded large losses.

================================================================================
Our results, excellent on an absolute basis, were very good in relative terms.
================================================================================

THE ECONOMY GREW IN FITS AND STARTS
The economy grew during the first half of 2002, but not steadily. In the first quarter, the nation's real (inflation-adjusted) gross domestic product expanded at a brisk annual rate of 5.0%. A once-per-economic-cycle event (a slowdown in inventory reductions) provided more than half of the gain, so it was not a surprise when the recovery slowed in the second quarter. But the rate of growth between April and June fell short of expectations at a mere 1.1%, according to an early estimate.

     With inflation of little concern and the economy sluggish, the Federal Reserve Board kept its target for the federal funds rate--the interest rate for overnight loans between banks--at a four-decade low of 1.75%.

STOCK PRICES DECLINED SHARPLY ACROSS THE BOARD
The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years before surging at the end of the period. The broad market, as measured by the Wilshire 5000 Total Market Index, declined -17.9% for the half-year.

     No segment of the equity market escaped the downdraft. Even small-capitalization value stocks, which had previously flourished while the broader market declined from its March 2000 peak, posted a negative return. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value issues.

OUR FUNDS PROVIDED EXCELLENT SIX-MONTH RESULTS
As noted, the Vanguard U.S. Government Bond Funds provided total returns that ranged from 4.4% to 8.6% during the half-year ended July 31. Obviously excellent on an absolute basis, our results were also very good in relative terms: Five of the six funds returned more than their average competitors. The exception was VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND, whose Investor Shares lagged the average intermediate Treasury fund by 0.2 percentage point.

     VANGUARD(R) SHORT-TERM TREASURY FUND and VANGUARD(R) SHORT-TERM FEDERAL FUND outpaced their average rivals by 1.5 percentage points and 0.8 percentage point, respectively. VANGUARD(R) INFLATION-PROTECTED SECURITIES FUND was 4.5 percentage points ahead of its average peer, which holds conventional bonds. This fund's relative performance will not always be so strong, of course; during periods when investors are expecting inflation to decrease, you should expect conventional bond funds to outperform the Inflation-Protected Securities Fund.

     VANGUARD(R) GNMA FUND outpaced the average GNMA mutual fund by 0.6 percentage point during the period. Despite the higher yields available on mortgage-backed securities, however, the fund lagged the result of Treasury securities in the same intermediate-term maturity range. That's because the benefit of declining interest rates (rising bond prices) was not fully realized in the market for mortgage-backed securities. Their prices rose less than those of Treasuries as more homeowners refinanced their loans--a development that leads to lower coupons on new mortgage-backed securities.

     Finally,  VANGUARD(R)  LONG-TERM TREASURY FUND outpaced its average peer by
1.2 percentage points.

     A couple of factors accounted for the lead held by most of our funds over their competitors during the half-year. First, our investment advisers--Wellington Management Company for the GNMA Fund and Vanguard Fixed Income Group for the other funds--continued to do a good job of balancing potential rewards with the modest risks of government bonds. We're proud of the strength and continuity of our funds' management: Each of the U.S. Government Bond Funds has had the same adviser since inception (for the GNMA Fund, that's 22 years.)

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YIELDS AND RETURNS

                                     SEC 30-DAY      COMPONENTS OF TOTAL RETURNS
                              ANNUALIZED YIELDS              TWELVE MONTHS ENDED
                                    ON JULY 31,                    JULY 31, 2002
                              -----------------      ---------------------------
                                                   CAPITAL     INCOME      TOTAL
BOND FUND                         2001     2002     RETURN     RETURN     RETURN
--------------------------------------------------------------------------------
SHORT-TERM TREASURY
  Investor Shares                4.72%    2.66%       3.0%       4.6%       7.6%
  Admiral Shares                 4.86     2.78        3.0        4.7        7.7
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL
  Investor Shares                5.32%    3.16%       3.1%       4.7%       7.8%
  Admiral Shares                 5.38     3.21        3.1        4.8        7.9
--------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES  2.75%*   2.49%*       4.9%       3.9%       8.8%
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY
  Investor Shares                5.21%    4.01%       4.2%       5.8%      10.0%
  Admiral Shares                 5.35     4.13        4.2        5.9       10.1
--------------------------------------------------------------------------------
GNMA
  Investor Shares                6.15%    5.43%       2.0%       6.2%       8.2%
  Admiral Shares                 6.20     5.48        2.0        6.3        8.3
--------------------------------------------------------------------------------
LONG-TERM TREASURY
  Investor Shares                5.57%    5.02%       2.6%       5.8%       8.4%
  Admiral Shares                 5.71     5.14        2.6        5.9        8.5
--------------------------------------------------------------------------------
*Yield is not adjusted for inflation. The principal amounts--and thus the interest payments--of inflation-protected securities are adjusted over time to reflect inflation.

     The second reason for our relative success was, as ever, our much lower operating costs. This advantage shows up clearly in the funds' expense ratios, which express operating expenses as a percentage of average net assets. Comparable mutual funds have average expense ratios ranging from 0.57% ($5.70 per $1,000 in assets) for short-term Treasury funds to 1.09% ($10.90 per $1,000 in assets) for GNMA funds. The expense ratios for Investor Shares of our funds fall between 0.20% and 0.26%. That's between $2.00 and $2.60 per $1,000 in assets. Our cost advantage is always valuable to shareholders, but never more so than in an era of very low interest rates. With yields so tiny, even an "average" level of fund expenses will consume a very large portion of the gross returns available in the bond market.

     You can count on Vanguard to continue to be mindful of expenses. It is your money, after all, and we thank you for your confidence.

RATES WILL RISE AGAIN, SO MAKE SURE YOUR INVESTMENT PLAN IS SOUND
The continuation of the bear market in stocks has rekindled in many investors an appreciation of bonds. And no wonder: They provide regular income and generally counter the larger risks of equities. Yet even U.S. government bonds, the safest of all investment-grade issues, carry risks. Chief among these, of course, is interest rate risk--the chance that interest rates will rise, driving bond prices lower. We make no predictions about when rates will climb next, or by how much. But it is certain that they will rise again at some point.

     The best way to approach the uncertainty of the markets is with a thoughtful investment plan. If you don't have one, start by identifying your investment objective, time horizon, and ability to tolerate fluctuations in the value of your portfolio. Next choose an asset allocation--a mix of stocks, bonds, and cash reserves suitable for your situation. Finally, choose broadly diversified, low-cost investments, and--this is the hard part--stick with your plan, even as the markets gyrate wildly and pundits insist that investors need to make fundamental changes to their portfolios.

     If you need help with your plan, visit Vanguard.com(R), which is loaded with educational materials and planning tools. Or call us. We'd be happy to help you.

Sincerely,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 9, 2002

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2002-JULY 31, 2002
                                                                   DISTRIBUTIONS
                                                                       PER SHARE
                                                              ------------------
                                      STARTING        ENDING     INCOME  CAPITAL
BOND FUND                          SHARE PRICE   SHARE PRICE  DIVIDENDS    GAINS
--------------------------------------------------------------------------------
SHORT-TERM TREASURY
  Investor Shares                       $10.54        $10.77     $0.225   $0.013
  Admiral Shares                         10.54         10.77      0.232    0.013
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL
  Investor Shares                       $10.50        $10.72     $0.234   $0.000
  Admiral Shares                         10.50         10.72      0.237    0.000
--------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES          $10.68        $11.38     $0.210   $0.000
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY
  Investor Shares                       $11.03        $11.50     $0.304   $0.000
  Admiral Shares                         11.03         11.50      0.311    0.000
--------------------------------------------------------------------------------
GNMA
  Investor Shares                       $10.44        $10.64     $0.308   $0.000
  Admiral Shares                         10.44         10.64      0.310    0.000
--------------------------------------------------------------------------------
LONG-TERM TREASURY
  Investor Shares                       $10.84        $11.19     $0.298   $0.007
  Admiral Shares                         10.84         11.19      0.304    0.007
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
  FOR SHORT-TERM TREASURY, SHORT-TERM FEDERAL, INFLATION-PROTECTED SECURITIES, INTERMEDIATE-TERM TREASURY, AND LONG-TERM TREASURY FUNDS

U.S. government bonds delivered terrific total returns during the six months ended July 31, 2002, thanks in large part to the weakness in stocks. Investors were attracted to the top-notch credit quality of government bonds.

THE INVESTMENT ENVIRONMENT
For the six months ended July 31, the data that we rely on to determine the direction of the economy continued to provide mixed signals.

     Real gross domestic product (GDP) grew at an annual rate of 5.0% in the first quarter, but at an anemic 1.1% pace in the second quarter. A wider-than-expected trade gap restrained the economy between April and June. Consumer spending and residential real estate investment were the primary drivers of growth.

     A loss of momentum in the manufacturing sector and recent stock market losses increase the vulnerability of the economic recovery, but there are positive signs. Inflation rose just 1.5% during the 12 months through July 31. Consumer spending appears to be holding up. Housing activity remains healthy. And the pace of industrial production recently accelerated. After declining steadily for more than a year, business inventories were little changed in the latter part of our fiscal half-year. Inventory-building should support the economy in the months ahead.

THE U.S. TREASURY MARKET
Early in the semiannual period, prices for U.S. Treasury securities declined and their yields rose amid early signs of economic recovery. Two-year Treasuries, which at the start of the period yielded 3.17%, were hit the hardest--their yields reached as high as 3.75% during the half-year. The difference in yields between 2-year Treasury notes and 30-year Treasury bonds narrowed, as we would expect in a strengthening economy.

     But as the signs of a rapid recovery subsided, Treasury prices turned higher and their yields once again moved lower. At the end of our fiscal half-year, the difference between the yields of 2-year and 30-year Treasury securities was just over 3 percentage points, greater than it had been in nearly ten years. The increase in this spread for the six months was about 0.80 percentage point.

================================================================================
INVESTMENT PHILOSOPHY
The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.
================================================================================

     With the return of budget deficits, the government has been steadily increasing the supply of U.S. Treasury securities sold at auction. In addition, the Treasury announced it would begin issuing new 10-year securities each quarter.

FEDERAL RESERVE BOARD POLICY
Early in the year, many investors expected the Federal Reserve Board's Federal Open Market Committee to raise its primary target for short-term interest rates (the federal funds rate, the rate that banks charge each other for short-term loans through the Federal Reserve System). The Fed would take such an action if it saw a need to keep inflation under control. Now, however, some Wall Street economists are forecasting additional cuts in the rate. On August 13, Fed policymakers left the federal funds rate unchanged at 1.75%, but indicated that the primary risk had shifted to economic weakness.

OUR FUNDS
As spreads widened in the Treasury market, we selectively increased the stakes of the SHORT-, INTERMEDIATE-, AND LONG-TERM TREASURY FUNDS in longer-term Treasuries. We adhered at all times to each fund's targeted dollar-weighted average maturity range (for the Short-Term Treasury Fund, 1-3 years; for the Intermediate-Term Treasury Fund, 5-10 years; and for the Long-Term Treasury Fund, 15-30 years). For the average maturity of your fund's holdings as of July 31, see the Fund Profiles starting on page 12.

     Treasury inflation-indexed bonds, which each of the funds may hold, turned in a terrific performance during the half-year. These bonds (nicknamed TIPS, for Treasury inflation-protected securities) were cheaply valued when the year began due to low expectations for inflation. During the first quarter, a spike in oil prices drove inflation higher, which fed a rally in TIPS prices. The principal value of TIPS bonds is adjusted to reflect any overall price rise, but news about inflation can drive up the bonds' prices in the short term as investors see an opportunity to gain additional yield over Treasuries. The INFLATION-PROTECTED SECURITIES FUND benefited handsomely from market conditions.

     The SHORT-TERM FEDERAL FUND maintained a slightly longer duration than its average competitor, a boon during a period of declining interest rates. The fund also held some inflation-indexed securities, a relatively large stake in noncallable agency securities, and relatively small stakes in callable bonds and mortgage-backed securities. Each of these moves proved rewarding, helping the fund to outpace its average competitor. The fund might have done even better, but we held relatively few Treasury securities, which outperformed agency issues during the half-year.

IN CLOSING
Six months ago in this space, we noted that bond yields were low. And we cautioned that higher yields could not be obtained without taking additional risk. Now we repeat those observations.

     During the first half of the 2003 fiscal year for the Vanguard U.S. Government Bond Funds, the yields of short- and intermediate-term Treasury securities moved even lower. This means that the prices--and risks--of these securities have risen. Remember that bond yields and prices share an inverse relationship: When yields rise, prices will fall.

IAN A. MACKINNON, Managing Director
ROBERT F. AUWAERTER, Principal
JOHN W. HOLLYER, Principal
DAVID R. GLOCKE, Principal
VANGUARD FIXED INCOME GROUP

AUGUST 19, 2002

REPORT FROM THE ADVISER
  FOR GNMA FUND

The Investor Shares of Vanguard GNMA Fund returned 4.9% during the six months ended July 31, 2002, the first half of the fund's 2003 fiscal year. Our performance topped that of the average GNMA mutual fund, which returned 4.3%.

THE INVESTMENT ENVIRONMENT
Six months ago, we were emerging from a period in which GNMA yields had risen sharply, reflecting concern that a stronger economy would soon force the Federal Reserve to push interest rates upward. Since then, the landscape has changed considerably, and GNMA yields have fallen as investors have come to question whether the economy will continue to grow at a reasonable pace.

     The decline in the general level of interest rates during the past six months has produced satisfying absolute returns in your GNMA Fund, and has raised the likelihood that we will see a renewed surge in mortgage refinancing. At the same time, the attractiveness of the GNMA sector has seldom been stronger. With the equity market down, corporate bonds under pressure, and money market yields at all-time lows, GNMAs--which have relatively high yields and the guarantee of the U.S. Treasury as to the payment of income and repayment of principal--have drawn a large amount of investor cash.

THE FUND'S SUCCESSES
Because GNMA interest rates declined substantially during the six months, the correct investment strategy for the period was to have significant positions in the securities backed by mortgages with the lowest risk of refinancing. This has been our strategy for some time, and it helped the fund's performance during the half-year. The result was that we did well relative to other mutual funds that emphasize mortgage-backed securities.

THE FUND'S SHORTFALLS
Although the GNMA Fund had a yield substantially higher than those of comparable Treasury notes and bonds, the fund's total return for the period lagged results for Treasury portfolios. When interest rates are falling sharply, as they were in the past six months, investors do not bid up the prices of GNMA securities as rapidly as they bid up the prices of Treasury securities. This is because a GNMA security can be prepaid, while a Treasury security's income is fully protected until the maturity date. This prepayment risk is an element of owning mortgage-backed securities that no mortgage portfolio can avoid.

THE FUND'S POSITIONING
We continue to position the fund for a relatively low-interest-rate environment, thinking there is very little chance that the Federal Reserve will raise its target for short-term rates any time soon. As long as money market yields remain low, and as long as the bond market expects them to stay that way, there is little reason for the yields of mortgage-backed securities to rise very much. This means that refinancing of mortgages and the subsequent prepayment of mortgage securities will be with us for a while.

     In this environment, we continue to focus on owning those mortgage pools that are least likely to be prepaid. No mortgage pools are immune from prepayment, but our goal is to hang on to the highest levels of income available for as long as possible. This leads us to focus on the pools with the lowest coupons (currently 6.0%) since these low-interest-rate mortgages will be slower to refinance than others.

PAUL D. KAPLAN, Senior Vice President and Portfolio Manager
WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 8, 2002

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 18.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          55               45             6,892
Yield                                                     2.4%              5.0%
  Investor Shares                        2.7%
  Admiral Shares                         2.8%
Yield to Maturity                        2.7%             2.4%              5.0%
Average Coupon                           4.9%             5.0%              6.4%
Average Maturity                    2.7 years        2.4 years         7.5 years
Average Quality                      Treasury         Treasury               Aaa
Average Duration                    2.2 years        2.2 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.26%+
  Admiral Shares                       0.14%+
Cash Investments                         0.0%              --                --
--------------------------------------------------------------------------------

================================================================================
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

Treasury    85.8%
Agency      14.2
----------------------------
Total      100.0%
----------------------------
================================================================================
INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - SHORT
================================================================================
VOLATILITY MEASURES
                                       BEST               LEHMAN
                             FUND      FIT*     FUND     INDEX**
----------------------------------------------------------------
R-Squared                    0.98      1.00     0.86        1.00
Beta                         0.94      1.00     0.60        1.00
================================================================================
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year      7.8%
1-3 Years        57.1
3-5 Years        23.6
Over 5 Years     11.5
---------------------------------------
Total           100.0%
---------------------------------------
================================================================================
*Lehman 1-5 Year U.S. Treasury Bond Index.
**Lehman Aggregate Bond Index.
+Annualized.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR SHORT-TERM FEDERAL FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 18.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          43              653             6,892
Yield                                                     2.6%              5.0%
  Investor Shares                        3.2%
  Admiral Shares                         3.2%
Yield to Maturity                        3.0%             2.7%              5.0%
Average Coupon                           5.9%             4.9%              6.4%
Average Maturity                    2.6 years        2.5 years         7.5 years
Average Quality                        Agency         Treasury               Aaa
Average Duration                    2.1 years        2.2 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.26%+
  Admiral Shares                       0.20%+
Cash Investments                         3.3%              --                --
================================================================================
================================================================================
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

Treasury     10.9%
Agency       89.1
-----------------------
Total       100.0%
-----------------------
================================================================================
INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - SHORT
================================================================================
================================================================================
VOLATILITY MEASURES
                                            BEST                LEHMAN
                                 FUND       FIT*      FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.97       1.00      0.83        1.00
Beta                             0.90       1.00      0.57        1.00
================================================================================
================================================================================
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year    3.7%
1-3 Years      72.9
3-5 Years      16.0
Over 5 Years    7.4
----------------------------------
Total         100.0%
----------------------------------
================================================================================
*Lehman 1-5 Year U.S. Government Bond Index.
**Lehman Aggregate Bond Index.
+Annualized.
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR INFLATION-PROTECTED SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 18.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                           8                9             6,892
Yield                                   2.5%+            3.8%+              5.0%
Average Coupon                          3.6%+             3.6%              6.4%
Average Maturity                   13.3 years       12.9 years         7.5 years
Average Quality                      Treasury         Treasury               Aaa
Average Duration                    2.3 years        2.5 years         4.1 years
Expense Ratio                         0.21%++              --                --
Cash Investments                         0.9%              --                --
================================================================================
================================================================================
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

Treasury     100.0%
================================================================================

INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE DURATION - SHORT

================================================================================
================================================================================
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year      0.0%
1-5 Years         6.6
5-10 Years       62.1
10-20 Years      31.3
20-30 Years       0.0
Over 30 Years     0.0
-------------------------------------
Total           100.0%
-------------------------------------
================================================================================
*Lehman U.S. Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
+In real terms; not adjusted for projected inflation. The principal amounts--and thus the interest payments--of these securities are adjusted over time to reflect inflation.
++Annualized.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 18.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          45               21             6,892
Yield                                                     3.9%              5.0%
  Investor Shares                        4.0%
  Admiral Shares                         4.1%
Yield to Maturity                        4.3%             4.5%              5.0%
Average Coupon                           6.7%             6.0%              6.4%
Average Maturity                    7.7 years        7.3 years         7.5 years
Average Quality                      Treasury         Treasury               Aaa
Average Duration                    5.4 years        5.6 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.26%+
  Admiral Shares                       0.14%+
Cash Investments                         1.6%              --                --
================================================================================
================================================================================
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

Treasury     87.1%
Agency       11.9
Aaa           1.0
---------------------------------
Total       100.0%
---------------------------------
================================================================================
INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - MEDIUM
================================================================================
VOLATILITY MEASURES
                              BEST                LEHMAN
                      FUND    FIT*     FUND      INDEX**
--------------------------------------------------------
R-Squared             0.99    1.00     0.90         1.00
Beta                  0.94    1.00     1.33         1.00
================================================================================
================================================================================
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year              0.2%
1-5 Years                13.8
5-10 Years               73.5
10-20 Years               9.4
20-30 Years               3.1
Over 30 Years             0.0
---------------------------------------------
Total                   100.0%
---------------------------------------------
================================================================================
*Lehman 5-10 Year Treasury Index.
**Lehman Aggregate Bond Index.
+Annualized.
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR GNMA FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 18.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          23              170             6,892
Yield                                                     5.7%              5.0%
  Investor Shares                        5.4%
  Admiral Shares                         5.5%
Yield to Maturity                        5.1%             5.7%              5.0%
Average Coupon                           6.1%             6.9%              6.4%
Average Maturity                    3.8 years        6.1 years         7.5 years
Average Quality                      Treasury         Treasury               Aaa
Average Duration                    2.8 years        1.9 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.20%+
  Admiral Shares                       0.15%+
Cash Investments                         2.2%              --                --
================================================================================

================================================================================
DISTRIBUTION BY COUPON
  (% OF PORTFOLIO)

Under 6%          0.2%
6%-7%            67.6
7%-8%            28.4
8%-9%             3.3
9%-10%            0.5
10% and Over      0.0
---------------------------------------------
Total           100.0%
---------------------------------------------
================================================================================
INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - MEDIUM
================================================================================
================================================================================
VOLATILITY MEASURES
                                BEST               LEHMAN
                      FUND      FIT*     FUND     INDEX**
---------------------------------------------------------
R-Squared             0.99      1.00     0.87        1.00
Beta                  1.11      1.00     0.85        1.00
================================================================================
*Lehman GNMA Index.
**Lehman Aggregate Bond Index.
+Annualized.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 18.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                          20               43             6,892
Yield                                                     5.2%              5.0%
  Investor Shares                        5.0%
  Admiral Shares                         5.1%
Yield to Maturity                        5.2%             5.4%              5.0%
Average Coupon                           7.1%             7.7%              6.4%
Average Maturity                   18.6 years       19.3 years         7.5 years
Average Quality                      Treasury         Treasury               Aaa
Average Duration                    9.7 years       10.9 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.26%+
  Admiral Shares                       0.14%+
Cash Investments                         3.2%              --                --
================================================================================
================================================================================
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

Treasury     96.9%
Agency        3.1
---------------------------------
Total       100.0%
---------------------------------
================================================================================
INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - LONG
================================================================================
================================================================================
VOLATILITY MEASURES
                                     BEST                LEHMAN
                             FUND    FIT*      FUND      INDEX**
----------------------------------------------------------------
R-Squared                    1.00    1.00      0.80         1.00
Beta                         0.99    1.00      2.01         1.00
================================================================================
================================================================================
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year       1.8%
1-5 Years          3.6
5-10 Years         9.3
10-20 Years       51.7
20-30 Years       33.6
Over 30 Years      0.0
-------------------------------------------
Total            100.0%
-------------------------------------------
================================================================================
*Lehman Long U.S. Treasury Bond Index.
**Lehman Aggregate Bond Index.
+Annualized.
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS
AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree) Performance Summaries As of July 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                        AS OF JULY 31, 2002
All of the data on this page and the following pages represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SHORT-TERM TREASURY FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                          SHORT-TERM TREASURY FUND
                              INVESTOR SHARES           LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1993                  3.3%          5.4%       8.7%        9.0%
1994                  0.8           4.7        5.5         6.1
1995                 -4.8           5.2        0.4        -0.1
1996                  4.8           6.6       11.4        12.0
1997                 -1.9           5.8        3.9         4.1
1998                  1.1           6.0        7.1         7.9
1999                  1.2%          5.5%       6.7%        7.0%
2000                 -4.0           5.2        1.2         1.3
2001                  4.1           6.3       10.4        10.6
2002                  1.9           5.0        6.9         7.4
2003**                2.3           2.2        4.5         4.3
--------------------------------------------------------------------------------
*Lehman 1-5 Year Treasury Index.
**Six Months ended July 31, 2002.
Note: See Financial Highlights tables on pages 43 and 44 for dividend and capital gains information.
================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                         ONE      FIVE  ------------------------
                      INCEPTION DATE    YEAR     YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
SHORT-TERM TREASURY FUND
  Investor Shares         10/28/1991   7.45%     6.57%    0.58%    5.55%   6.13%
  Admiral Shares           2/13/2001   7.59      7.28*      --       --      --
================================================================================
*Return is since inception.

SHORT-TERM FEDERAL FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                        SHORT-TERM FEDERAL FUND
                           INVESTOR SHARES              LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1993                  2.3%          6.2%       8.5%        8.9%
1994                  1.1           5.1        6.2         6.1
1995                 -5.6           5.4       -0.2        -0.1
1996                  5.0           6.4       11.4        12.0
1997                 -1.7           6.2        4.5         4.1
1998                  0.8           6.3        7.1         7.9
1999                  0.7%          5.9%       6.6%        6.9%
2000                 -4.0           5.6        1.6         1.3
2001                  4.4           6.5       10.9        10.8
2002                  2.1           5.4        7.5         7.5
2003**                2.1           2.3        4.4         4.3
================================================================================
*Lehman 1-5 Year Government Index.
**Six months July 31, 2002.
Note: See Financial Highlights tables on pages 45 and 46 for dividend information.

================================================================================
INFLATION-PROTECTED SECURITIES FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) June 29, 2000-July 31, 2002
--------------------------------------------------------------------------------
                                  INFLATION-PROTECTED
                                   SECURITIES FUND           LEHMAN*
FISCAL              CAPITAL       INCOME         TOTAL         TOTAL
YEAR                 RETURN       RETURN        RETURN        RETURN
--------------------------------------------------------------------
2001                   5.3%         2.8%          8.1%          8.3%
2002                   1.9          4.3           6.2           6.3
2003**                 6.6%         2.0%          8.6%          8.6%
================================================================================
*Lehman Treasury Inflation Notes Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights table on page 47 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                        TEN YEARS
                                                  ONE     FIVE --------------------------
                               INCEPTION DATE    YEAR    YEARS  CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL FUND
  Investor Shares                  12/31/1987   7.58%    6.81%    0.47%    5.81%    6.28%
  Admiral Shares                    2/12/2001   7.64     7.48*      --       --       --
-----------------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES FUND 6/29/2000   8.70%  10.67%*      --       --       --
=========================================================================================

*Returns are since inception.

================================================================================
INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                        INTERMEDIATE-TERM TREASURY FUND
                                INVESTOR SHARES         LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1993                  6.1%          7.0%      13.1%       13.2%
1994                  4.1           6.0       10.1        10.6
1995                 -9.6           5.7       -3.9        -4.5
1996                 11.7           7.3       19.0        19.6
1997                 -4.9           6.2        1.3         1.3
1998                  4.1           6.7       10.8        11.7
1999                  3.3%          6.1%       9.4%       10.0%
2000                -10.1           5.5       -4.6        -5.0
2001                  9.1           7.0       16.1        15.8
2002                  0.8           5.8        6.6         6.8
2003**                4.3           2.8        7.1         6.9
================================================================================
*Lehman 5-10 Year Treasury Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 48 and 49 for dividend information.

================================================================================
GNMA FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                                    GNMA FUND
                                INVESTOR SHARES         LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1993                  2.4%          8.0%      10.4%       10.1%
1994                 -1.0           6.2        5.2         6.1
1995                 -6.5           6.9        0.4        -0.3
1996                  7.6           8.0       15.6        15.5
1997                 -2.1           7.3        5.2         5.6
1998                  2.5           7.4        9.9         9.8
1999                  0.0%          6.8%       6.8%        6.7%
2000                 -7.3           6.4       -0.9         0.3
2001                  6.6           7.5       14.1        14.0
2002                  0.9           6.5        7.4         7.6
2003**                1.9           3.0        4.9         4.5
================================================================================
*Lehman GNMA Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 50 and 51 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                          ONE     FIVE  ------------------------
                       INCEPTION DATE    YEAR    YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY FUND
  Investor Shares          10/28/1991  10.05%    7.88%    1.28%    6.26%   7.54%
  Admiral Shares            2/12/2001  10.20     8.06*      --       --      --
--------------------------------------------------------------------------------
GNMA FUND
  Investor Shares           6/27/1980   8.86%    7.43%    0.18%    6.99%   7.17%
  Admiral Shares            2/12/2001   8.91     8.10*      --       --      --
================================================================================
*Returns are since inception.

LONG-TERM TREASURY FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                              LONG-TERM TREASURY FUND
                                   INVESTOR SHARES           LEHMAN*
FISCAL                  CAPITAL       INCOME       TOTAL       TOTAL
YEAR                     RETURN       RETURN      RETURN      RETURN
--------------------------------------------------------------------
1993                       6.1%         8.0%       14.1%       14.6%
1994                        8.9          7.2        16.1        16.7
1995                      -13.0          6.3        -6.7        -7.5
1996                       18.7          8.0        26.7        27.4
1997                       -8.2          6.4        -1.8        -1.6
1998                        9.7          7.1        16.8        18.3
1999                       5.8%         6.2%       12.0%       12.3%
2000                      -13.7          5.3        -8.4        -8.3
2001                       11.7          6.9        18.6        18.8
2002                       -0.4          5.7         5.3         5.4
2003**                      3.3          2.9         6.2         6.1
================================================================================
*Lehman Long Treasury Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 52 and 53 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                          ONE     FIVE  ------------------------
                       INCEPTION DATE    YEAR    YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
LONG-TERM TREASURY FUND
  Investor Shares           5/19/1986   9.07%    8.49%    2.07%    6.61%   8.68%
  Admiral Shares            2/12/2001   9.22     5.95*      --       --      --
================================================================================
*Return is since inception.

FINANCIAL STATEMENTS
  JULY 31, 2002 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM TREASURY FUND                        COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (103.5%)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (89.5%)
U.S. Treasury Bill                          1.64-1.73%               8/1/2002   $    164,000     $   163,992
U.S. Treasury Bill                               1.67%             10/31/2002        180,000         179,239
U.S. Treasury Inflation-Indexed Note            3.375%              1/15/2007         28,371          29,933
U.S. Treasury Inflation-Indexed Note            3.625%              1/15/2008         27,823          29,596
U.S. Treasury Inflation-Indexed Note            3.875%              1/15/2009         81,129          87,531
U.S. Treasury Inflation-Indexed Note             3.00%              7/15/2012         60,000          61,202
U.S. Treasury Note                               4.25%              3/31/2003         16,000          16,278
U.S. Treasury Note                               5.50%              5/31/2003          3,000           3,096
U.S. Treasury Note                              3.875%              7/31/2003         95,000          97,089
U.S. Treasury Note                              3.625%              8/31/2003         35,000          35,709
U.S. Treasury Note                               2.75%              9/30/2003         55,000          55,642
U.S. Treasury Note                               3.00%             11/30/2003        125,000         126,901
U.S. Treasury Note                               3.25%             12/31/2003         75,000          76,429
U.S. Treasury Note                               3.00%              2/29/2004         20,000          20,311
U.S. Treasury Note                              3.625%              3/31/2004        184,500         189,282
U.S. Treasury Note                              2.875%              6/30/2004        290,000         293,787
U.S. Treasury Note                              5.875%             11/15/2004         67,000          72,164
U.S. Treasury Note                              7.875%             11/15/2004        229,800         257,587
U.S. Treasury Note                               6.75%              5/15/2005        168,000         186,142
U.S. Treasury Note                               5.75%             11/15/2005         50,000          54,383
U.S. Treasury Note                              5.875%             11/15/2005          6,000           6,550
U.S. Treasury Note                              4.625%              5/15/2006         20,000          21,057
U.S. Treasury Note                              6.875%              5/15/2006        129,000         146,042
U.S. Treasury Note                               7.00%              7/15/2006         80,000          91,141
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM TREASURY FUND                        COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------

U.S. Treasury Note                              6.125%              8/15/2007     $  180,000      $  200,970
EximBank Guaranteed Export
  (U.S. Government Guaranteed)                   5.73%              1/15/2003(1)(2)    9,685           9,782
Guaranteed Export Trust
  (U.S. Government Guaranteed)                   6.00%              3/15/2005(1)       9,162           9,588
Guaranteed Export Trust
  (U.S. Government Guaranteed)                   7.46%             12/15/2005(1)      23,891          26,016
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                  6.104%              7/15/2003(1)      12,250          12,663
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                   7.02%               9/1/2004(1)       4,427           4,634
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                  5.696%               2/1/2005(1)       7,000           7,268
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                  5.926%              6/15/2005(1)      13,148          14,007
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   5.76%              6/15/2006(1)      21,333          22,482
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   5.10%              6/30/2007(1)      22,856          23,870
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   5.91%             11/30/2010(1)       9,700          11,176
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   7.45%             12/15/2010(1)      23,182          26,172
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.65%              3/15/2003(1)       1,063           1,091
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.73%              1/15/2004        124,335         130,741
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.31%              9/30/2004         20,000          21,569
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.45%              9/30/2004         80,000          86,510
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.53%              4/30/2006         25,000          26,724
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.65%              5/15/2006         55,000          62,865
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   7.25%             12/15/2015(1)       1,129           1,136
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   7.00%              5/15/2016(1)       7,660           7,726
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   7.50%              5/15/2016(1)       3,083           3,090
                                                                                                ------------
                                                                                                   3,011,163
                                                                                                ------------
AGENCY BONDS AND NOTES (10.5%)
Federal Home Loan Bank                          5.375%              2/15/2006         20,000          21,273
Federal Home Loan Mortgage Corp.                5.969%              2/25/2016(1)       6,048           6,073
Federal Home Loan Mortgage Corp.                 7.00%              7/15/2005         20,000          22,169
Federal National Mortgage Assn.                 4.777%              8/25/2003(1)       9,689           9,872
Federal National Mortgage Assn.                  5.50%              2/15/2006        244,000         260,541
Federal National Mortgage Assn.                  5.25%              6/15/2006         30,000          31,775
                                                                                                ------------
                                                                                                     351,703
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (3.5%)
Federal Home Loan Mortgage Corp.                 5.50%    12/9/2003-1/12/2004(1)  $    8,990      $    9,147
Federal Home Loan Mortgage Corp.                 6.00%     2/2/2004-2/15/2004(1)      42,361          43,890
Federal Home Loan Mortgage Corp.                 7.00%     9/6/2004-3/15/2005(1)      15,510          16,414
Federal National Mortgage Assn.                  6.00%     5/25/2003-1/9/2004(1)      19,568          20,274
Federal National Mortgage Assn.                  7.00%   1/17/2005-10/25/2005(1)      27,125          28,695
                                                                                                ------------
                                                                                                     118,420
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,375,524)                                                                                3,481,286
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.0%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account           1.84%               8/1/2002         26,014          26,014
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account--Note H   1.84%               8/1/2002        443,876         443,876
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $469,890)                                                                                    469,890
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (117.5%)
  (Cost $3,845,414)                                                                                3,951,176
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-17.5%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 70,085
Security Lending Collateral Payable to Brokers--Note H                                             (443,876)
Payables for Investment Securities Purchased                                                       (204,763)
Other Liabilities                                                                                   (10,169)
                                                                                                ------------
                                                                                                   (588,723)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $3,362,453
============================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, the value of this security was $9,782,000, representing 0.3% of net assets.

================================================================================
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $3,238,170
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                            18,521
Unrealized Appreciation--Note G
  Investment Securities                                                  105,762
  Futures Contracts                                                           --
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,362,453
================================================================================
Investor Shares--Net Assets
Applicable to 176,681,633 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $1,903,147
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.77
================================================================================
Admiral Shares--Net Assets
Applicable to 135,476,914 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $1,459,306
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.77
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM FEDERAL FUND                         COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.7%)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (8.5%)
U.S. Treasury Inflation-Indexed Note            3.375%              1/15/2007     $   34,046    $     35,920
U.S. Treasury Inflation-Indexed Note            3.625%              1/15/2008         93,486          99,443
U.S. Treasury Note                              5.875%             11/15/2004          1,000           1,077
Guaranteed Export Trust
  (U.S. Government Guaranteed)                   5.23%              5/15/2005(1)       6,894           7,097
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   5.91%             11/30/2010(1)       6,500           7,489
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.03%             10/31/2003          5,000           5,320
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.31%              9/30/2004(2)      10,000          10,785
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.53%              4/30/2006         50,000          53,448
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.65%              5/15/2006         20,000          22,860
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   6.50%              4/15/2014(1)       3,046           3,054
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   6.50%              9/15/2015(1)       2,191           2,201
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   7.00%              5/15/2016(1)       5,106           5,150
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                   7.50%              5/15/2016(1)       2,073           2,078
                                                                                                ------------
                                                                                                     255,922
                                                                                                ------------
AGENCY BONDS AND NOTES (76.9%)
Bank United (Federal Home Loan
  Bank of Atlanta)                               5.40%               2/2/2004LOC     132,425         138,291
Federal Home Loan Bank                          6.875%              8/15/2005          5,000           5,537
Federal Home Loan Mortgage Corp.                 3.50%              9/15/2003         60,000          61,148
Federal Home Loan Mortgage Corp.                 5.00%              1/15/2004         57,000          59,365
Federal Home Loan Mortgage Corp.                 5.25%              2/15/2004        322,000         336,728
Federal Home Loan Mortgage Corp.                6.875%              1/15/2005         20,000          21,926
Federal Home Loan Mortgage Corp.                 7.00%              7/15/2005          6,000           6,651
Federal Home Loan Mortgage Corp.                 5.50%              7/15/2006        189,000         201,852
Federal Home Loan Mortgage Corp.                 6.35%              9/25/2013(1)         544             546
Federal Home Loan Mortgage Corp.                5.969%              2/25/2016(1)       4,032           4,048
Federal National Mortgage Assn.                 6.366%               3/2/2003         26,000          26,690
Federal National Mortgage Assn.                 4.777%              8/25/2003          7,380           7,520
Federal National Mortgage Assn.                 5.125%              2/13/2004         72,000          75,147
Federal National Mortgage Assn.                 5.625%              5/14/2004        115,000         121,506
Federal National Mortgage Assn.                  6.50%              8/15/2004        450,000         485,280
Federal National Mortgage Assn.                 7.125%              2/15/2005         98,000         108,140
Federal National Mortgage Assn.                  7.00%              7/15/2005        469,000         519,854
Federal National Mortgage Assn.                  5.50%              2/15/2006         75,000          80,084
Federal National Mortgage Assn.                  6.17%              8/15/2008(1)       9,299           9,861
Federal National Mortgage Assn.                 3.426%              9/25/2026         20,030          20,118
Federal National Mortgage Assn.                  7.20%               5/4/2031(1)      18,865          19,266
                                                                                                ------------
                                                                                                   2,309,558
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM FEDERAL FUND                         COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (11.3%)
Federal Home Loan Mortgage Corp.                 5.50%    10/20/2003-5/2/2007(1)    $ 82,859   $      84,309
Federal Home Loan Mortgage Corp.                 6.00%  12/15/2003-12/28/2003(1)      20,139          20,879
Federal Home Loan Mortgage Corp.                 6.50%               9/1/2011(1)      16,631          17,540
Federal Home Loan Mortgage Corp.                 7.00%              4/15/2004(1)       3,266           3,280
Federal Home Loan Mortgage Corp.                 7.50%               2/1/2008(1)       6,328           6,755
Federal National Mortgage Assn.                  6.00%    10/25/2003-4/1/2017(1)      55,395          56,975
Federal National Mortgage Assn.                  6.50%     10/1/2010-9/1/2016(1)     103,691         108,136
Federal National Mortgage Assn.                  7.50%    6/17/2004-5/14/2006(1)      11,013          11,760
Federal National Mortgage Assn.                  8.00%   4/25/2003-10/25/2003(1)      29,010          30,995
                                                                                                ------------
                                                                                                     340,629
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $2,822,160)                                                                                2,906,109
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                       1.84%               8/1/2002         53,117         53,117
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H               1.84%               8/1/2002        130,591        130,591
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $183,708)                                                                                   183,708
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
  (Cost $3,005,868)                                                                               3,089,817
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.8%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 53,909
Security Lending Collateral Payable to Brokers--Note H                                             (130,591)
Other Liabilities                                                                                    (7,893)
                                                                                                ------------
                                                                                                    (84,575)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $3,005,242
============================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Securities with a value of $3,051,000 have been segregated as initial margin for open futures contracts.
LOC--Letter of Credit.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $2,918,403
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains                                            3,045
Unrealized Appreciation (Depreciation)--Note G
  Investment Securities                                                  83,949
  Futures Contracts                                                        (155)
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,005,242
================================================================================
Investor Shares--Net Assets
Applicable to 226,890,371 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $2,431,492
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $10.72
================================================================================
Admiral Shares--Net Assets
Applicable to 53,538,444 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $573,750
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.72
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INFLATION-PROTECTED SECURITIES FUND             COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (99.1%)
------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond            3.625%              4/15/2028     $  219,775      $  239,084
U.S. Treasury Inflation-Indexed Bond            3.875%              4/15/2029        204,088         231,630
U.S. Treasury Inflation-Indexed Bond            3.375%              4/15/2032        189,829         202,166
U.S. Treasury Inflation-Indexed Note            3.375%              1/15/2007        162,085         171,008
U.S. Treasury Inflation-Indexed Note            3.625%              1/15/2008        112,211         119,361
U.S. Treasury Inflation-Indexed Note            3.875%              1/15/2009        633,739         683,748
U.S. Treasury Inflation-Indexed Note             4.25%              1/15/2010        405,324         447,376
U.S. Treasury Inflation-Indexed Note             3.50%              1/15/2011         15,031          15,872
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $2,056,760)                                                                                2,110,245
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.2%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                       1.84%               8/1/2002         10,899         10,899
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H               1.84%               8/1/2002        162,844        162,844
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $173,743)                                                                                   173,743
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.3%)
  (Cost $2,230,503)                                                                               2,283,988
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.3%)
------------------------------------------------------------------------------------------------------------
Receivables for Investment Securities Sold                                                           76,686
Other Assets--Note C                                                                                 39,131
Payables for Investment Securities Purchased                                                       (104,060)
Security Lending Collateral Payable to Brokers--Note H                                             (162,844)
Other Liabilities                                                                                    (3,472)
                                                                                                ------------
                                                                                                   (154,559)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
============================================================================================================
Applicable to 187,160,605 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                               $2,129,429
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                            $11.38
============================================================================================================

*See Note A in Notes to Financial Statements.

================================================================================
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
                                                          Amount             Per
                                                           (000)           Share
--------------------------------------------------------------------------------
Paid-in Capital                                       $2,049,014          $10.95
Undistributed Net Investment Income                       10,046             .05
Accumulated Net Realized Gains                            16,884             .09
Unrealized Appreciation--Note G                           53,485             .29
--------------------------------------------------------------------------------
NET ASSETS                                            $2,129,429          $11.38
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INTERMEDIATE-TERM TREASURY FUND                 COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.4%)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (86.6%)
U.S. Treasury Bond                             10.375%             11/15/2007     $  414,150    $    543,531
U.S. Treasury Bond                               5.00%              8/15/2011         51,000          53,189
U.S. Treasury Bond                              11.75%             11/15/2014         20,000          29,332
U.S. Treasury Bond                              9.875%             11/15/2015         33,025          48,552
U.S. Treasury Bond                               7.25%              5/15/2016        137,450         166,350
U.S. Treasury Bond                               7.50%             11/15/2016        146,585         181,147
U.S. Treasury Inflation-Indexed Bond            3.875%              4/15/2029        105,159         119,350
U.S. Treasury Inflation-Indexed Note            3.375%              1/15/2007         36,315          38,314
U.S. Treasury Inflation-Indexed Note            3.625%              1/15/2008         35,614          37,883
U.S. Treasury Inflation-Indexed Note             3.00%              7/15/2012         80,000          81,602
U.S. Treasury Note                               7.00%              7/15/2006        254,900         290,397
U.S. Treasury Note                              6.125%              8/15/2007        427,770         477,605
U.S. Treasury Note                              5.625%              5/15/2008         95,600         104,675
U.S. Treasury Note                               6.00%              8/15/2009        276,650         308,531
U.S. Treasury Note                               6.50%              2/15/2010         76,150          87,375
U.S. Treasury Note                               5.75%              8/15/2010        100,000         109,909
U.S. Treasury Note                              4.875%              2/15/2012        192,000         198,058
Export Funding Trust
  (U.S. Government Guaranteed)                   8.21%             12/29/2006(1)       5,849           6,547
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                   7.39%              6/26/2006(1)       3,000           3,203
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                   7.80%              8/15/2006(1)       7,786           8,489
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                   8.17%              1/15/2007(1)       4,875           5,439
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                   6.69%              1/15/2009(1)(2)   32,439          35,490
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   5.94%              6/20/2006(1)      10,526          11,092
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   6.75%             12/15/2008(1)      15,871          17,356
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                  6.726%              9/15/2010(1)      19,217          21,150
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   7.60%             12/15/2012(1)      35,598          40,543
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                   7.05%             11/15/2013(1)      59,554          66,982
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.25%              5/15/2005         27,500          29,144
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.65%              5/15/2006         15,000          17,145
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.11%              4/15/2007         33,420          37,404
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.49%              7/15/2007         14,000          15,435
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.75%              1/15/2008         60,000          64,639
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   5.87%              7/31/2008        123,100         132,730
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INTERMEDIATE-TERM TREASURY FUND                 COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.20%              1/15/2010     $   12,900  $       14,899
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.25%              6/15/2010        135,920         157,255
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.07%              4/30/2011         71,000          76,278
Private Export Funding Corp.
  (U.S. Government Guaranteed)                  5.685%              5/15/2012         40,000          41,734
                                                                                                ------------
                                                                                                   3,678,754
                                                                                                ------------
AGENCY BONDS AND NOTES (10.7%)
Federal Home Loan Mortgage Corp.                 7.00%              3/15/2010        219,500         250,223
Federal Home Loan Mortgage Corp.                 6.00%              6/15/2011         30,000          32,114
Federal National Mortgage Assn.                  7.30%              5/25/2010         30,000          34,215
Federal National Mortgage Assn.                 7.125%              6/15/2010         30,000          34,472
Federal National Mortgage Assn.                 5.763%             12/25/2011         50,000          51,305
Federal National Mortgage Assn.                 6.125%              3/15/2012         50,000          53,756
                                                                                                ------------
                                                                                                     456,085
                                                                                                ------------
MORTGAGE-BACKED SECURITIES (1.1%)
Federal Home Loan Mortgage Corp.                 5.50%       12/9/2003-1/12/2004(1)   29,771          30,291
Federal Home Loan Mortgage Corp.                 7.00%        9/6/2004-5/22/2005(1)   14,065          14,883
                                                                                                ------------
                                                                                                      45,174
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,892,959)                                                                                4,180,013
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.2%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                       1.84%               8/1/2002          6,507           6,507
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H               1.84%               8/1/2002        680,014         680,014
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $686,521)                                                                                    686,521
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (114.6%)
  (Cost $4,579,480)                                                                                4,866,534
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-14.6%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 73,270
Security Lending Collateral Payable to Brokers--Note H                                             (680,014)
Other Liabilities                                                                                   (13,703)
                                                                                                ------------
                                                                                                   (620,447)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $4,246,087
============================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, the value of this security was $35,490,000, representing 0.8% of net assets.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $3,985,234
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (26,201)
Unrealized Appreciation--Note G
  Investment Securities                                                 287,054
  Futures Contracts                                                          --
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,246,087
================================================================================
Investor Shares--Net Assets
Applicable to 205,816,999 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $2,366,476
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.50
================================================================================
Admiral Shares--Net Assets
Applicable to 163,473,405 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,879,611
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.50
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
GNMA FUND                                       COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (97.8%)
------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.               5.50%    3/15/2013-2/15/2014(1)   $  48,295    $     49,907
Government National Mortgage Assn.               6.00%     1/15/2019-8/1/2032(1)   6,830,382       6,957,140
Government National Mortgage Assn.               6.50%    6/15/2008-7/15/2032(1)   9,317,948       9,658,058
Government National Mortgage Assn.               7.00%    4/14/2003-5/15/2032(1)   4,714,286       4,962,353
Government National Mortgage Assn.               7.25%   12/15/2026-2/15/2027(1)       1,484           1,576
Government National Mortgage Assn.               7.50%   6/15/2005-10/15/2031(1)   1,908,963       2,033,780
Government National Mortgage Assn.               7.75%              2/15/2027(1)       2,530           2,703
Government National Mortgage Assn.               8.00%    9/15/2005-8/15/2031(1)     666,728         718,831
Government National Mortgage Assn.               8.25%    8/15/2004-6/15/2008(1)       1,448           1,567
Government National Mortgage Assn.               8.50%    1/20/2005-6/15/2028(1)      93,279         102,422
Government National Mortgage Assn.               9.00%    9/15/2008-2/15/2023(1)      70,528          78,358
Government National Mortgage Assn.               9.25%    9/15/2016-5/15/2018(1)         384             432
Government National Mortgage Assn.               9.50%  10/15/2002-12/15/2022(1)      33,129          36,998
Government National Mortgage Assn.              10.00%    7/20/2014-8/20/2018(1)         592             664
Government National Mortgage Assn.              11.00%    7/15/2010-2/20/2016(1)         200             231
Government National Mortgage Assn.              11.25%    9/20/2015-2/20/2016(1)         129             147
Government National Mortgage Assn.              11.50%   1/15/2013-11/20/2015(1)         259             301
Government National Mortgage Assn.              12.00%    1/15/2013-1/20/2016(1)         394             457
Government National Mortgage Assn.              12.50%   12/20/2013-7/20/2015(1)         221             264
Government National Mortgage Assn.              13.00%    1/15/2011-1/20/2015(1)         218             257
Government National Mortgage Assn.              13.50%   5/15/2010-12/15/2014(1)          87             108
Government National Mortgage Assn.              14.00%    6/15/2011-9/15/2012(1)          76              89
Government National Mortgage Assn.              15.00%              5/15/2012(1)          28              34
------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (Cost $23,803,706)                                                                              24,606,677
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (10.8%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (Cost $2,726,244)                              1.84%               8/1/2002      2,726,244       2,726,244
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.6%)
  (Cost $26,529,950)                                                                              27,332,921
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.6%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                168,472
Payables for Investment Securities Purchased                                                     (2,275,636)
Other Liabilities                                                                                   (57,316)
                                                                                                ------------
                                                                                                 (2,164,480)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                               $25,168,441
============================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $24,389,929
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (24,459)
Unrealized Appreciation--Note G                                         802,971
--------------------------------------------------------------------------------
NET ASSETS                                                          $25,168,441
================================================================================
Investor Shares--Net Assets
Applicable to 1,881,209,586 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                  $20,013,508
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $10.64
================================================================================
Admiral Shares--Net Assets
Applicable to 484,548,232 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $5,154,933
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.64
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
LONG-TERM TREASURY FUND                         COUPON                   DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.8%)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.7%)
U.S. Treasury Bond                               7.25%              5/15/2016     $   80,500      $   97,426
U.S. Treasury Bond                              8.875%              2/15/2019        139,663         194,845
U.S. Treasury Bond                              8.125%              8/15/2019         90,523         118,915
U.S. Treasury Bond                               8.75%              8/15/2020         20,000          27,848
U.S. Treasury Bond                              7.875%              2/15/2021        235,781         304,580
U.S. Treasury Bond                              8.125%              5/15/2021        206,875         273,716
U.S. Treasury Bond                              7.125%              2/15/2023         79,000          95,385
U.S. Treasury Bond                               6.75%              8/15/2026        141,585         165,506
U.S. Treasury Bond                               6.50%             11/15/2026         20,000          22,723
U.S. Treasury Bond                              6.625%              2/15/2027         45,000          51,910
U.S. Treasury Bond                              6.375%              8/15/2027         99,150         111,102
U.S. Treasury Bond                               5.50%              8/15/2028        111,800         111,973
U.S. Treasury Bond                              6.125%              8/15/2029         17,500          19,117
U.S. Treasury Inflation-Indexed Bond            3.875%              4/15/2029         33,729          38,281
U.S. Treasury Note                              5.875%             11/15/2005         85,000          92,796
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.67%              9/15/2009         17,000          19,071
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.20%              1/15/2010          7,100           8,200
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   7.25%              6/15/2010         64,080          74,139
Private Export Funding Corp.
  (U.S. Government Guaranteed)                   6.07%              4/30/2011         29,000          31,156
                                                                                                ------------
                                                                                                   1,858,689
                                                                                                ------------
AGENCY BONDS AND NOTES (3.1%)
Federal Home Loan Mortgage Corp.                 6.25%              7/15/2032         60,000          61,850
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,742,413)                                                                                1,920,539
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                       1.84%               8/1/2002         26,084          26,084
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H               1.84%               8/1/2002         23,875          23,875
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $49,959)                                                                                      49,959
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
  (Cost $1,792,372)                                                                                1,970,498
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 43,520
Liabilities--Note H                                                                                 (29,615)
                                                                                                ------------
                                                                                                     13,905
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                 $1,984,403
============================================================================================================

*See Note A in Notes to Financial Statements.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,810,410
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (4,133)
Unrealized Appreciation--Note G
  Investment Securities                                                 178,126
  Futures Contracts                                                          --
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,984,403
================================================================================
Investor Shares--Net Assets
Applicable to 129,381,133 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,447,875
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.19
================================================================================
Admiral Shares--Net Assets
Applicable to 47,943,750 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $536,528
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.19
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

                                                                     INFLATION-    INTERMEDIATE-
                                     SHORT-TERM      SHORT-TERM       PROTECTED             TERM
                                       TREASURY         FEDERAL      SECURITIES         TREASURY
                                           FUND            FUND            FUND             FUND
                                     -----------------------------------------------------------
                                                       SIX MONTHS ENDED JULY 31, 2002
                                     -----------------------------------------------------------
                                          (000)           (000)            (000)           (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                            $ 63,683        $ 57,994         $ 39,238        $108,022
  Security Lending                         570              97               58             576
------------------------------------------------------------------------------------------------
    Total Income                        64,253          58,091           39,296         108,598
------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B         165             141               66             226
  The Vanguard Group--Note C
   Management and Administrative
     Investor Shares                     1,722           2,220            1,186           2,285
     Admiral Shares*                       724             393               --             951
   Marketing and Distribution
     Investor Shares                       131             179               89             176
     Admiral Shares*                        84              32               --             109
  Custodian Fees                            15               6                2              27
  Auditing Fees                              6               6                6               6
  Shareholders' Reports
    Investor Shares                         31              34               19              52
    Admiral Shares*                          3               1               --               4
  Trustees' Fees and Expenses                2               1                1               2
------------------------------------------------------------------------------------------------
    Total Expenses                       2,883           3,013            1,369           3,838
    Expenses Paid Indirectly--Note D        (1)             (2)              --              --
------------------------------------------------------------------------------------------------
    Net Expenses                         2,882           3,011            1,369           3,838
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                   61,371          55,080           37,927         104,760
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold            20,419          10,567           18,753          29,618
  Futures Contracts                       (988)         (4,447)              --          (1,242)
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                19,431           6,120           18,753          28,376
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                 48,701          48,042           56,096         131,720
  Futures Contracts                        702           1,813               --           1,024
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                        49,403          49,855           56,096         132,744
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $130,205        $111,055         $112,776        $265,880
================================================================================================

*The Inflation-Protected Securities Fund does not offer Admiral Shares.

                                                                       LONG-TERM
                                                          GNMA          TREASURY
                                                          FUND              FUND
                                                 -------------------------------
                                                  SIX MONTHS ENDED JULY 31, 2002
                                                 -------------------------------
                                                         (000)             (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                           $ 656,539         $ 53,423
  Security Lending                                          --              127
--------------------------------------------------------------------------------
    Total Income                                       656,539           53,550
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                       1,094              113
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                   13,840            1,500
      Admiral Shares                                     2,441              283
    Marketing and Distribution
      Investor Shares                                    1,376              113
      Admiral Shares                                       246               29
  Custodian Fees                                         1,117                9
  Auditing Fees                                              6                6
  Shareholders' Reports
    Investor Shares                                        291               34
    Admiral Shares                                           9                2
  Trustees' Fees and Expenses                               12                1
--------------------------------------------------------------------------------
    Total Expenses                                      20,432            2,090
    Expenses Paid Indirectly--Note D                      (145)              --
--------------------------------------------------------------------------------
    Net Expenses                                        20,287            2,090
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  636,252           51,460
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                             9,982             (871)
  Futures Contracts                                         --             (694)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 9,982           (1,565)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                426,613           60,823
  Futures Contracts                                         --              633
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       426,613           61,456
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $1,072,847         $111,351
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

=========================================================================================================
                                                          SHORT-TERM                   SHORT-TERM
                                                         TREASURY FUND                FEDERAL FUND
                                               ----------------------------  ----------------------------
                                                SIX MONTHS            YEAR     SIX MONTHS            YEAR
                                                     ENDED           ENDED          ENDED           ENDED
                                             JULY 31, 2002   JAN. 31, 2002  JULY 31, 2002   JAN. 31, 2002
                                                     (000)           (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 61,371       $ 100,775       $ 55,080        $ 93,177
  Realized Net Gain (Loss)                         19,431          19,913          6,120          30,465
  Change in Unrealized Appreciation (Depreciation) 49,403          20,699         49,855           4,585
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       130,205         141,387        111,055         128,227
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                               (32,774)        (61,929)       (44,713)        (81,191)
    Admiral Shares                                (28,597)        (38,846)       (10,367)        (11,986)
  Realized Capital Gain*
    Investor Shares                                (1,779)           (659)            --              --
    Admiral Shares                                 (1,551)           (587)            --              --
---------------------------------------------------------------------------------------------------------
    Total Distributions                           (64,701)       (102,021)       (55,080)        (93,177)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J
  Investor Shares                                 460,140         166,103        564,858         247,636
  Admiral Shares                                  173,321       1,244,617**      182,934         374,970
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions             633,461       1,410,720        747,792         622,606
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                       698,965       1,450,086        803,767         657,656
---------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           2,663,488       1,213,402      2,201,475       1,543,819
---------------------------------------------------------------------------------------------------------
  End of Period                                $3,362,453      $2,663,488     $3,005,242      $2,201,475
=========================================================================================================

*Includes short-term gain distributions totaling $3,330,000 and $997,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
**Includes shares issued in exchange for the net assets of Vanguard Admiral Short-Term Treasury Fund. See Note I in Notes to Financial Statements.

=========================================================================================================
                                                    INFLATION-PROTECTED            INTERMEDIATE-TERM
                                                      SECURITIES FUND                 TREASURY FUND
                                             -----------------------------   ----------------------------
                                                SIX MONTHS            YEAR     SIX MONTHS            YEAR
                                                     ENDED           ENDED          ENDED           ENDED
                                             JULY 31, 2002   JAN. 31, 2002  JULY 31, 2002   JAN. 31, 2002
                                                     (000)           (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 37,927        $ 17,710      $ 104,760       $ 173,084
  Realized Net Gain (Loss)                         18,753           2,598         28,376          15,073
  Change in Unrealized Appreciation (Depreciation) 56,096          (6,856)       132,744          25,251
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       112,776          13,452        265,880         213,408
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                               (28,757)        (17,333)       (55,899)       (105,992)
    Admiral Shares*                                    --              --        (48,861)        (67,092)
  Realized Capital Gain
    Investor Shares                                    --          (3,789)**          --              --
    Admiral Shares*                                    --              --             --              --
---------------------------------------------------------------------------------------------------------
    Total Distributions                           (28,757)        (21,122)      (104,760)       (173,084)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J
  Investor Shares                               1,145,943         737,097        303,439         161,994
  Admiral Shares*                                      --              --         74,188       1,710,399+
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions           1,145,943         737,097        377,627       1,872,393
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                     1,229,962         729,427        538,747       1,912,717
---------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             899,467         170,040      3,707,340       1,794,623
---------------------------------------------------------------------------------------------------------
  End of Period                                $2,129,429        $899,467     $4,246,087      $3,707,340
=========================================================================================================

*The Inflation-Protected Securities Fund does not offer Admiral Shares. **Represents short-term gain distributions that are treated as ordinary income for tax purposes.
+Includes shares issued in exchange for the net assets of Vanguard Admiral Intermediate-Term Treasury Fund. See Note I in Notes to Financial Statements.

=========================================================================================================
                                                                                       LONG-TERM
                                                          GNMA FUND                  TREASURY FUND
                                              ----------------------------   ----------------------------
                                                SIX MONTHS            YEAR     SIX MONTHS            YEAR
                                                     ENDED           ENDED          ENDED           ENDED
                                             JULY 31, 2002   JAN. 31, 2002  JULY 31, 2002   JAN. 31, 2002
                                                     (000)           (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $ 636,252     $ 1,047,539       $ 51,460        $ 98,024
  Realized Net Gain (Loss)                          9,982          17,374         (1,565)         21,740
  Change in Unrealized Appreciation(Depreciation) 426,613         109,552         61,456         (17,527)
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                 1,072,847       1,174,465        111,351         102,237
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                              (509,467)       (906,603)       (36,906)        (76,139)
    Admiral Shares                               (126,785)       (140,936)       (14,554)        (21,885)
  Realized Capital Gain
    Investor Shares                                    --              --           (866)             --
    Admiral Shares                                     --              --           (335)             --
---------------------------------------------------------------------------------------------------------
    Total Distributions                          (636,252)     (1,047,539)       (52,661)        (98,024)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J
  Investor Shares                               3,827,821       1,357,914         42,238          (1,027)
  Admiral Shares                                1,459,601       3,581,309        (11,278)        526,170*
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions           5,287,422       4,939,223         30,960         525,143
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                     5,724,017       5,066,149         89,650         529,356
---------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          19,444,424      14,378,275      1,894,753       1,365,397
---------------------------------------------------------------------------------------------------------
  End of Period                               $25,168,441     $19,444,424     $1,984,403      $1,894,753
=========================================================================================================

*Includes shares issued in exchange for the net assets of Vanguard Admiral Long-Term Treasury Fund. See Note I in Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

=========================================================================================================
SHORT-TERM TREASURY FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED ----------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.54     $10.35     $ 9.94     $10.37    $10.27    $10.16
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .225       .508       .596       .534      .545      .590
  Net Realized and Unrealized Gain (Loss)
    on Investments                             .243       .195       .410      (.413)     .122      .110
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .468       .703      1.006       .121      .667      .700
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.225)     (.508)     (.596)     (.534)    (.545)    (.590)
  Distributions from Realized Capital Gains   (.013)     (.005)        --      (.017)    (.022)       --
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.238)     (.513)     (.596)     (.551)    (.567)    (.590)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.77     $10.54     $10.35     $ 9.94    $10.37    $10.27
=========================================================================================================
TOTAL RETURN                                   4.51%      6.93%     10.45%      1.20%     6.66%     7.11%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $1,903     $1,407     $1,213     $1,177    $1,197    $1,009
  Ratio of Total Expenses to
    Average Net Assets                        0.26%*      0.29%      0.27%      0.27%     0.27%     0.27%
  Ratio of Net Investment Income to
    Average Net Assets                        4.28%*      4.82%      5.91%      5.27%     5.27%     5.80%
  Portfolio Turnover Rate                      123%*       102%       296%       124%      132%       83%
=========================================================================================================

*Annualized.

=========================================================================================================
SHORT-TERM TREASURY FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS                   FEB. 13,
                                                                         ENDED                   2001* TO
                                                                      JULY 31,                   JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2002                       2002
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.54                     $10.34
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .232                       .502
  Net Realized and Unrealized Gain (Loss) on Investments                 .243                       .205
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     .475                       .707
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                  (.232)                     (.502)
  Distributions from Realized Capital Gains                             (.013)                     (.005)
---------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (.245)                     (.507)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $10.77                     $10.54
=========================================================================================================
TOTAL RETURN                                                             4.57%                      6.97%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $1,459                     $1,257
  Ratio of Total Expenses to Average Net Assets                        0.14%**                    0.15%**
  Ratio of Net Investment Income to Average Net Assets                 4.41%**                    4.73%**
  Portfolio Turnover Rate                                               123%**                       102%
=========================================================================================================

*Inception.
**Annualized.

=========================================================================================================
SHORT-TERM FEDERAL FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED      -----------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.50     $10.28     $ 9.85     $10.26    $10.19    $10.11
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .234       .533       .608       .567      .581      .611
  Net Realized and Unrealized Gain (Loss)
    on Investments                             .220       .220       .430      (.410)     .070      .080
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations            .454       .753      1.038       .157      .651      .691
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.234)     (.533)     (.608)     (.567)    (.581)    (.611)
  Distributions from Realized Capital Gains      --         --         --         --        --        --
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.234)     (.533)     (.608)     (.567)    (.581)    (.611)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.72     $10.50     $10.28     $ 9.85    $10.26    $10.19
=========================================================================================================
TOTAL RETURN                                   4.38%      7.48%     10.91%      1.59%     6.57%     7.06%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $2,431     $1,821     $1,544     $1,478    $1,644    $1,460
  Ratio of Total Expenses to
    Average Net Assets                        0.26%*      0.31%      0.28%      0.27%     0.27%     0.27%
  Ratio of Net Investment Income to
    Average Net Assets                        4.48%*      5.07%      6.10%      5.64%     5.68%     6.04%
  Portfolio Turnover Rate                       88%*        80%       169%        93%      107%       94%
=========================================================================================================

*Annualized.

=========================================================================================================
SHORT-TERM FEDERAL FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS                   FEB. 12,
                                                                         ENDED                   2001* TO
                                                                      JULY 31,                   JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2002                       2002
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.50                     $10.28
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .237                       .519
  Net Realized and Unrealized Gain (Loss) on Investments                 .220                       .220
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     .457                       .739
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                  (.237)                     (.519)
  Distributions from Realized Capital Gains                                --                         --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (.237)                     (.519)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $10.72                     $10.50
=========================================================================================================
TOTAL RETURN                                                             4.41%                      7.34%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $574                       $380
  Ratio of Total Expenses to Average Net Assets                        0.20%**                    0.24%**
  Ratio of Net Investment Income to Average Net Assets                 4.54%**                    4.96%**
  Portfolio Turnover Rate                                                88%**                        80%
=========================================================================================================

*Inception.
**Annualized.

===================================================================================================
INFLATION-PROTECTED SECURITIES FUND
---------------------------------------------------------------------------------------------------
                                                                SIX MONTHS        YEAR      JUNE 5,
                                                                     ENDED       ENDED     2000* TO
                                                                  JULY 31,    JAN. 31,     JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2002        2002         2001
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.68      $10.55       $10.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                               .25        .425          .30
  Net Realized and Unrealized Gain (Loss) on Investments              .66        .220          .53
---------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  .91        .645          .83
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                               (.21)      (.445)        (.27)
  Distributions from Realized Capital Gains                            --       (.070)        (.01)
---------------------------------------------------------------------------------------------------
    Total Distributions                                              (.21)      (.515)        (.28)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $11.38      $10.68       $10.55
===================================================================================================
TOTAL RETURN                                                         8.58%       6.17%        8.07%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $2,129        $899         $170
  Ratio of Total Expenses to Average Net Assets                    0.21%**       0.25%      0.25%**
  Ratio of Net Investment Income to Average Net Assets             5.74%**       3.92%      6.38%**
  Portfolio Turnover Rate                                           164%**         75%         122%
===================================================================================================

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**Annualized.

=========================================================================================================
INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED     ------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.03     $10.94     $10.03     $11.16    $10.80    $10.37
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .304       .620       .649       .625      .630      .647
  Net Realized and Unrealized Gain (Loss)
    on Investments                             .470       .090       .910     (1.130)     .360      .430
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .774       .710      1.559      (.505)     .990     1.077
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.304)     (.620)     (.649)     (.625)    (.630)    (.647)
  Distributions from Realized Capital Gains      --         --         --         --        --        --
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.304)     (.620)     (.649)     (.625)    (.630)    (.647)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $11.50     $11.03     $10.94     $10.03    $11.16    $10.80
=========================================================================================================
TOTAL RETURN                                   7.14%      6.62%     16.07%     -4.59%     9.44%    10.78%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $2,366     $1,976     $1,795     $1,652    $1,876    $1,595
  Ratio of Total Expenses to
    Average Net Assets                        0.26%*      0.29%      0.28%      0.27%     0.27%     0.27%
  Ratio of Net Investment Income to
    Average Net Assets                        5.52%*      5.60%      6.25%      5.96%     5.76%     6.19%
  Portfolio Turnover Rate                       75%*        33%        56%        66%       63%       30%
=========================================================================================================

*Annualized.

=========================================================================================================
INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       FEB. 12,
                                                                     ENDED                       2001* TO
                                                                  JULY 31,                       JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2002                           2002
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $11.03                         $10.94
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .311                           .614
  Net Realized and Unrealized Gain (Loss) on Investments             .470                           .090
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .781                           .704
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.311)                         (.614)
  Distributions from Realized Capital Gains                            --                             --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                             (.311)                         (.614)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $11.50                         $11.03
=========================================================================================================
TOTAL RETURN                                                         7.21%                          6.57%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $1,880                         $1,732
  Ratio of Total Expenses to Average Net Assets                    0.14%**                        0.15%**
  Ratio of Net Investment Income to Average Net Assets             5.65%**                        5.65%**
  Portfolio Turnover Rate                                            75%**                            33%
=========================================================================================================

*Inception.
**Annualized.

=========================================================================================================
GNMA FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED      -----------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.44     $10.35     $ 9.71     $10.47    $10.48    $10.23
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .308       .650       .685       .669      .687      .718
  Net Realized and Unrealized Gain (Loss)
    on Investments                             .200       .090       .640      (.760)     .002      .253
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .508       .740      1.325      (.091)     .689      .971
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.308)     (.650)     (.685)     (.669)    (.687)    (.718)
  Distributions from Realized Capital Gains      --         --         --         --     (.012)    (.003)
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.308)     (.650)     (.685)     (.669)    (.699)    (.721)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.64     $10.44     $10.35     $ 9.71    $10.47    $10.48
=========================================================================================================
TOTAL RETURN                                   4.94%      7.35%     14.12%     -0.89%     6.79%     9.86%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)      $20,014    $15,839    $14,378    $12,228   $11,354    $8,894
  Ratio of Total Expenses to
    Average Net Assets                        0.20%*      0.25%      0.27%      0.27%     0.30%     0.31%
  Ratio of Net Investment Income to
    Average Net Assets                        5.90%*      6.24%      6.85%      6.63%     6.56%     6.97%
  Portfolio Turnover Rate                       11%*         8%         8%         5%        7%        3%
=========================================================================================================

*Annualized.

=========================================================================================================
GNMA FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       FEB. 12,
                                                                     ENDED                       2001* TO
                                                                  JULY 31,                       JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2002                           2002
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.44                         $10.32
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .310                           .631
  Net Realized and Unrealized Gain (Loss) on Investments             .200                           .120
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .510                           .751
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.310)                         (.631)
  Distributions from Realized Capital Gains                            --                             --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                             (.310)                         (.631)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.64                         $10.44
=========================================================================================================
TOTAL RETURN                                                         4.97%                          7.47%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $5,155                         $3,605
  Ratio of Total Expenses to Average Net Assets                    0.15%**                        0.19%**
  Ratio of Net Investment Income to Average Net Assets             5.94%**                        6.17%**
  Portfolio Turnover Rate                                            11%**                             8%
=========================================================================================================

*Inception.
**Annualized.

=========================================================================================================
LONG-TERM TREASURY FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED   --------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.84     $10.88     $ 9.74     $11.42    $10.79    $ 9.84
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .298       .601       .621       .611      .629      .643
  Net Realized and Unrealized Gain (Loss)
    on Investments                             .357      (.040)     1.140     (1.560)     .630      .950
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .655       .561      1.761      (.949)    1.259     1.593
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.298)     (.601)     (.621)     (.611)    (.629)    (.643)
  Distributions from Realized Capital Gains   (.007)        --         --      (.120)       --        --
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.305)     (.601)     (.621)     (.731)    (.629)    (.643)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $11.19     $10.84     $10.88     $ 9.74    $11.42    $10.79
=========================================================================================================
TOTAL RETURN                                   6.17%      5.26%     18.57%     -8.41%    12.02%    16.85%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $1,448     $1,363     $1,365     $1,178    $1,450    $1,061
  Ratio of Total Expenses to
    Average Net Assets                        0.26%*      0.29%      0.29%      0.28%     0.27%     0.27%
  Ratio of Net Investment Income to
    Average Net Assets                        5.55%*      5.52%      6.00%      5.98%     5.69%     6.38%
  Portfolio Turnover Rate                      103%*        64%        49%        43%       22%       18%
=========================================================================================================

*Annualized.

=========================================================================================================
LONG-TERM TREASURY FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS                       FEB. 12,
                                                                     ENDED                       2001* TO
                                                                  JULY 31,                       JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2002                           2002
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.84                         $10.92
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .304                           .597
  Net Realized and Unrealized Gain (Loss) on Investments             .357                          (.080)
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .661                           .517
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.304)                         (.597)
  Distributions from Realized Capital Gains                         (.007)                            --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                             (.311)                         (.597)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $11.19                         $10.84
=========================================================================================================
TOTAL RETURN                                                         6.23%                          4.93%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $537                           $532
  Ratio of Total Expenses to Average Net Assets                    0.14%**                        0.15%**
  Ratio of Net Investment Income to Average Net Assets             5.68%**                        5.60%**
  Portfolio Turnover Rate                                           103%**                            64%
=========================================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

     The Short-Term Treasury, Short-Term Federal, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on February 12, 2001 (February 13, 2001, for the Short-Term Treasury Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S.
government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the GNMA Fund for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2002, the investment advisory fees of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

================================================================================
                             CAPITAL CONTRIBUTION    PERCENTAGE       PERCENTAGE
                                      TO VANGUARD       OF FUND    OF VANGUARD'S
BOND FUND                                   (000)    NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Treasury                         $ 568         0.02%            0.57%
Short-Term Federal                            502         0.02             0.50
Inflation-Protected Securities                315         0.02             0.31
Intermediate-Term Treasury                    723         0.02             0.72
GNMA                                        4,337         0.02             4.34
Long-Term Treasury                            343         0.02             0.34
================================================================================

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2002, custodian fee offset arrangements reduced expenses of the Short-Term Treasury, Short-Term Federal, and GNMA Funds by $1,000, $2,000, and $145,000, respectively.

E. During the six months ended July 31, 2002, purchases and sales of investment securities other than temporary cash investments were:

================================================================================
                                                                (000)
                                                   -----------------------------
                                                     U.S. GOVERNMENT SECURITIES
                                                   -----------------------------
BOND FUND                                           PURCHASES              SALES
--------------------------------------------------------------------------------
Short-Term Treasury                                $2,315,125         $1,631,598
Short-Term Federal                                  1,924,933          1,050,281
Inflation-Protected Securities                      2,225,686          1,100,825
Intermediate-Term Treasury                          1,789,580          1,394,699
GNMA                                                8,928,013          1,181,644
Long-Term Treasury                                    993,872            925,061
================================================================================

F. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Short-Term Treasury, Short-Term Federal, Intermediate-Term Treasury, and Long-Term Treasury Funds had realized losses through January 31, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes by $1,622,000, $5,247,000, $1,389,000, and $3,210,000, respectively. (See Note G.)

     At January 31, 2002, the funds had the following capital losses available to offset future net capital gains:

================================================================================
                                                         CAPITAL LOSS
                                               ---------------------------------
                                                                     EXPIRATION:
                                               AMOUNT             FISCAL YEAR(S)
BOND FUND                                       (000)             ENDING JAN. 31
--------------------------------------------------------------------------------
Inflation-Protected Securities                $ 2,483                       2011
Intermediate-Term Treasury                     54,089                  2008-2009
GNMA                                           34,638                      2,009
================================================================================

G. At July 31, 2002, net unrealized appreciation of investment securities for federal income tax purposes was:

================================================================================
                                                     (000)
                               -------------------------------------------------
                                                                  NET UNREALIZED
                               APPRECIATED      DEPRECIATED         APPRECIATION
BOND FUND                       SECURITIES       SECURITIES       (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury*              $104,173           $ (33)             $104,140
Short-Term Federal*                 78,711              (9)               78,702
Inflation-Protected Securities      53,485              --                53,485
Intermediate-Term Treasury*        285,838            (173)              285,665
GNMA                               803,090            (119)              802,971
Long-Term Treasury*                174,916              --               174,916
================================================================================
* See Note F.

     At July 31, 2002, the aggregate settlement value of open futures contracts expiring in September 2002 and the related unrealized depreciation were:

================================================================================
                                                     (000)
                               -------------------------------------------------
                                  NUMBER OF      AGGREGATE            UNREALIZED
                               LONG (SHORT)     SETTLEMENT          APPRECIATION
BOND FUND/FUTURES CONTRACT        CONTRACTS          VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Federal/
  5-Year U.S. Treasury Note            (80)         $8,826                $(155)
================================================================================

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

H. The market values of securities on loan to broker/dealers at July 31, 2002, and collateral received with respect to such loans, were:

================================================================================
                                                       (000)
                                ------------------------------------------------
                                                           COLLATERAL RECEIVED
                                  MARKET VALUE          ------------------------
                                     OF LOANED                     U.S. TREASURY
BOND FUND                           SECURITIES          CASH          SECURITIES
--------------------------------------------------------------------------------
Short-Term Treasury                 $1,239,430      $443,876            $825,590
Short-Term Federal                     129,226       130,591               1,111
Inflation-Protected Securities         284,168       162,844             128,382
Intermediate-Term Treasury           1,592,911       680,014             943,683
Long-Term Treasury                     378,666        23,875             362,399
================================================================================

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

I. On May 31, 2001, the Short-Term, Intermediate-Term, and Long-Term Treasury Funds acquired the net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Funds, respectively, pursuant to agreements approved by the Admiral Funds' shareholders on May 22, 2001. Each acquisition was accomplished by a tax-free exchange of each fund's capital shares for the outstanding shares of the corresponding Admiral Fund on May 31, 2001. The numbers of outstanding Admiral Fund shares exchanged and fund shares issued in connection with the acquisition, and the combined net assets on the merger date, were:

========================================================================================
                                                           (000)
                          --------------------------------------------------------------
                                     SHARES                    NET ASSETS
                          --------------------------------------------------------------
                                       VANGUARD
                                U.S. GOVERNMENT                  VANGUARD
                         ADMIRAL      BOND FUND           U.S. GOVERNMENT
                          SHARES         SHARES     ADMIRAL          BOND
BOND FUND              EXCHANGED         ISSUED        FUND          FUND       COMBINED
----------------------------------------------------------------------------------------
Short-Term Treasury      102,366        101,084  $1,049,403    $1,302,671     $2,352,074
Intermediate-Term
  Treasury               136,660        133,755   1,446,945     1,944,994      3,391,939
Long-Term Treasury        41,425         42,642     449,873     1,408,978      1,858,851
========================================================================================

     Net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Fund included $14,184,000, $40,286,000, and $16,581,000, respectively, of unrealized appreciation on the merger date.

J. Capital share transactions for each class of shares were:

===============================================================================================
                                                SIX MONTHS ENDED              YEAR ENDED
                                                  JULY 31, 2002            JANUARY 31, 2002
                                               --------------------      ----------------------
                                                AMOUNT       SHARES       AMOUNT         SHARES
BOND FUND                                        (000)        (000)        (000)          (000)
-----------------------------------------------------------------------------------------------
SHORT-TERM TREASURY
Investor Shares
  Issued                                    $ 711,269       67,029    $ 658,692         63,122
  Issued in Lieu of Cash Distributions         30,781        2,907       54,717          5,213
  Redeemed                                   (281,910)     (26,645)    (547,306)       (52,202)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares  460,140       43,291      166,103         16,133
                                            ---------------------------------------------------
Admiral Shares
  Issued                                      380,663       35,890    1,533,213*       146,587
  Issued in Lieu of Cash Distributions         24,647        2,328       31,970          3,033
  Redeemed                                   (231,989)     (21,934)    (320,566)       (30,427)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Admiral Shares   173,321       16,284    1,244,617        119,193
                                            ---------------------------------------------------
-----------------------------------------------------------------------------------------------

*Includes shares issued in exchange for the net assets of Vanguard Admiral Short-Term Treasury Fund. See Note I.

                                                  SIX MONTHS ENDED             YEAR ENDED
                                                   JULY 31, 2002             JANUARY 31, 2002
                                               --------------------      --------------------
                                                AMOUNT       SHARES       AMOUNT         SHARES
BOND FUND                                        (000)        (000)        (000)          (000)
-----------------------------------------------------------------------------------------------
SHORT-TERM FEDERAL
Investor Shares
  Issued                                    $ 863,666       81,713    $ 912,443         87,296
  Issued in Lieu of Cash Distributions         38,804        3,675       68,951          6,609
  Redeemed                                   (337,612)     (32,053)    (733,758)       (70,480)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares  564,858       53,335      247,636         23,425
                                            ---------------------------------------------------
Admiral Shares
  Issued                                      278,986       26,440      506,868         48,780
  Issued in Lieu of Cash Distributions          8,431          798        9,614            920
  Redeemed                                   (104,483)      (9,907)    (141,512)       (13,492)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Admiral Shares   182,934       17,331      374,970         36,208
                                            ---------------------------------------------------
-----------------------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES
  Issued                                   $1,276,266      114,692    $ 865,692         80,015
  Issued in Lieu of Cash Distributions         26,953        2,425       19,998          1,864
  Redeemed                                   (157,276)     (14,201)    (148,593)       (13,758)
                                            ---------------------------------------------------
    Net Increase (Decrease)                 1,145,943      102,916      737,097         68,121
                                            ---------------------------------------------------
-----------------------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY
Investor Shares
  Issued                                    $ 575,380       51,295    $ 910,519         82,806
  Issued in Lieu of Cash Distributions         45,936        4,124       84,238          7,611
  Redeemed                                   (317,877)     (28,668)    (832,763)       (75,468)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares  303,439       26,751      161,994         14,949
                                            ---------------------------------------------------
Admiral Shares
  Issued                                      300,876       27,015    1,990,235*       182,139
  Issued in Lieu of Cash Distributions         38,603        3,467       52,834          4,749
  Redeemed                                   (265,291)     (23,980)    (332,670)       (29,917)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Admiral Shares    74,188        6,502    1,710,399        156,971
                                            ---------------------------------------------------
-----------------------------------------------------------------------------------------------
GNMA
Investor Shares
  Issued                                  $ 5,381,715      512,110  $ 6,053,127        581,306
  Issued in Lieu of Cash Distributions        411,923       39,217      709,233         68,100
  Redeemed                                 (1,965,817)    (187,780)  (5,404,446)      (520,826)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares 3,827,821     363,547    1,357,914        128,580
                                            ---------------------------------------------------
Admiral Shares
  Issued                                    1,868,858      178,129    4,019,208        387,514
  Issued in Lieu of Cash Distributions         88,768        8,449       99,798          9,564
  Redeemed                                   (498,025)     (47,492)    (537,697)       (51,616)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Admiral Shares 1,459,601      139,086    3,581,309        345,462
                                            ---------------------------------------------------
-----------------------------------------------------------------------------------------------

*Includes shares issued in exchange for the net assets of Vanguard Admiral Intermediate-Term Treasury Fund. See Note I.

                                                 SIX MONTHS ENDED               YEAR ENDED
                                                   JULY 31, 2002             JANUARY 31, 2002
                                               ------------------        ----------------------

                                                AMOUNT       SHARES       AMOUNT         SHARES
BOND FUND                                        (000)        (000)        (000)          (000)
-----------------------------------------------------------------------------------------------
LONG-TERM TREASURY
  Investor Shares
  Issued                                    $ 250,158       22,897    $ 468,814         43,495
  Issued in Lieu of Cash Distributions         32,430        2,996       63,822          5,849
  Redeemed                                   (240,350)     (22,265)    (533,663)       (49,056)
                                            ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares   42,238        3,628       (1,027)           288
                                            ---------------------------------------------------
Admiral Shares
  Issued                                       67,599        6,222      685,379*        63,531
  Issued in Lieu of Cash Distributions         11,325        1,046       16,789          1,530
  Redeemed                                    (90,202)      (8,370)    (175,998)       (16,015)
                                            ---------------------------------------------------
Net Increase (Decrease)--Admiral Shares       (11,278)      (1,102)     526,170         49,046
                                            ---------------------------------------------------
-----------------------------------------------------------------------------------------------

*Includes shares issued in exchange for the net assets of Vanguard Admiral Long-Term Treasury Fund. See Note I.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP LOGO}
THE VANGUARD GROUP (R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q322 092002

================================================================================
                         VANGUARD(R)CORPORATE BOND FUNDS

                        SEMIANNUAL REPORT * JULY 31, 2002

BOND

INCLUDED WITHIN THIS REPORT

VANGUARD SHORT-TERM CORPORATE FUND
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
VANGUARD LONG-TERM CORPORATE FUND
VANGUARD HIGH-YIELD CORPORATE FUND
                                                                    [SHIP LOGOS]
                                                    [THE VANGUARD GROUP(R) LOGO]

WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
================================================================================
CONTENTS
Letter from the Chairman                                  1
Reports from the Advisers                                 6
Fund Profiles                                            12
Glossary of Investment Terms                             16
Performance Summaries                                    17
Financial Statements                                     21
Advantages of Vanguard.com                               72
================================================================================
SUMMARY
* Corporate bond prices declined--slightly among investment-grade issues, sharply among their high-yield counterparts--during the six months ended July 31, 2002.
* The Vanguard Corporate Bond Funds provided half-year total returns ranging from -5.0% for the High-Yield Corporate Fund to 2.9% for the Intermediate-Term Corporate Fund.
* Our High-Yield Corporate and Intermediate-Term Corporate Funds outpaced the average returns of their peers.
================================================================================
[SHIP LOGOS]

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]
LETTER FROM THE CHAIRMAN

Fellow Shareholder,
Corporate bond prices fell during the six months ended July 31, 2002, as revelations about fraudulent corporate accounting and signs that the economic rebound may be weaker than first thought made many investors rethink risk-taking. The half-year returns of the VANGUARD(R) CORPORATE BOND FUNDS varied widely-- from -5.0% to 2.9%.

     The adjacent table presents the total returns (capital change plus reinvested dividends) of our funds and the average results of their mutual fund competitors. The per-share components of our funds' total returns can be found in the table on page 5.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JULY 31, 2002
--------------------------------------------------------------------------------
                                            AVERAGE
                          VANGUARD        COMPETING
BOND FUND                     FUND            FUND*
---------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares             1.2%             2.1%
  Admiral Shares              1.3              2.1
  Institutional Shares        1.3              2.1
---------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares             2.9%             2.5%
  Admiral Shares              2.9              2.5
---------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares             2.6%             2.7%
  Admiral Shares              2.6              2.7
---------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares            -5.0%            -7.4%
  Admiral Shares             -5.0             -7.4
---------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================

     We believe that any semiannual review of bond fund returns should also include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates. Over lengthy periods, however, the ups and downs in prices caused by fluctuating interest rates tend to offset one another, so that interest income accounts for most of the long-term total return of a bond fund. The table on page 4 presents each fund's return for the past 12 months, divided into its income and capital components. That table also lists the annualized yield of each fund as of July 31 in 2001 and 2002.

     For further information on the capital and income returns for each fund, see our Performance Summaries, which begin on page 17.

================================================================================
ADMIRAL(TM) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

INSTITUTIONAL SHARES
This class of shares also carries low expenses and is available for a minimum investment of $50 million.
================================================================================

AS NEGATIVE NEWS MOUNTED, INVESTORS FLED TO HIGH-QUALITY BONDS
During the six months ended July 31, investors ignored reports of a recovery in the economy and of improved corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of accounting problems and corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq. The environment was excellent for government bondholders but trying, at best, for corporate bondholders and equity investors.

     The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month total return of 4.2%. Government bonds posted the market's best returns as rising demand for these issues--there was a distinct "flight to quality" during the period--pushed their prices higher.

     Treasury bonds, as measured by the Lehman 5-10 Year U.S. Treasury Bond Index, returned 6.9%. Short- and intermediate-term Treasury notes benefited handsomely from rising prices and led the sector. The 3-year Treasury's yield declined 112 basis points (1.12 percentage points) to end the period at 3.01%, and the 10-year Treasury's yield fell 57 basis points to 4.46%. The returns from the shortest- and longest-term Treasuries were derived mainly from interest income--the yield of the 3-month T-bill shed just 6 basis points to 1.69% as of July 31, while the yield of the 30-year bond fell 13 basis points to 5.30%.

     Corporate bonds lagged their government counterparts, as worries about the true financial condition of some issuers led to some steep price declines. The Lehman 5-10 Year U.S. Credit Index, a benchmark for investment-grade corporates, returned just 2.1%. High-yield ("junk") bonds, as measured by the Lehman High Yield Bond Index, returned -9.6%, as bankruptcy filings by several telecommunications companies underscored a surge of defaults.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2002
--------------------------------------------------------------------------------
                                                    SIX          ONE        FIVE
                                                 MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.2%         7.5%        7.3%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                4.8          7.2         6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9          2.3         4.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -18.2%       -22.9%        0.7%
Russell 2000 Index (Small-caps)                  -18.2        -18.0         0.2
Wilshire 5000 Index (Entire market)              -17.9        -22.1         0.3
MSCI EAFE Index (International)                   -6.4        -16.9        -3.9
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.7%         1.5%        2.3%
--------------------------------------------------------------------------------
*Annualized.

THE ECONOMY GREW IN FITS AND STARTS
The economy grew during the first half of 2002, but not steadily. In the first quarter, the nation's real (inflation-adjusted) gross domestic product expanded at a brisk annual rate of 5.0%. A once-per-economic-cycle event--a slowdown in inventory reductions--provided more than half of the gain, so it was not a surprise when the recovery slowed in the second quarter. But the rate of growth between April and June (+1.1%, according to an early estimate) fell short of expectations.

     With inflation of little concern and the economy sluggish, the Federal Reserve Board kept its target for the federal funds rate--the interest rate for overnight loans between banks--at a four-decade low of 1.75%.

STOCK PRICES DECLINED SHARPLY ACROSS THE BOARD
The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years before surging at the end of the period. The broad market, as measured by the Wilshire 5000 Total Market Index, declined -17.9% for the half-year.

     No segment of the equity market escaped the downdraft. Even small-capitalization value stocks, which had previously flourished while the broader market declined from its March 2000 peak, posted negative returns. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value issues.

OUR FUNDS RECORDED MIXED HALF-YEAR RESULTS
Two of the four Vanguard Corporate Bond Funds provided higher total returns than their average competitors during the half-year ended July 31. The exceptions were our SHORT-TERM CORPORATE FUND, whose Investor Shares lagged the average short-term investment-grade fund by 0.9 percentage point, and our LONG-TERM CORPORATE FUND, which trailed its average peer by a hair (0.1 percentage point).

     The Short-Term Corporate Fund suffered as prices plummeted for a handful of its holdings in the telecommunications and energy sectors. The fund lost more than 50 basis points (0.50 percentage point) in total return just on its investment in WorldCom as the disclosure of fraudulent accounting at the company caused the value of its bonds to evaporate. The prices of other holdings in the fund--including Qwest Communications and energy-trading firms such as Reliant Energy Resources and Williams--fell as the issuing firms' cash flows declined or as worries sprouted about their accounting practices. Most of the fund's stakes in these areas were sold by the end of the half-year.

     While we are disappointed in the Short-Term Corporate Fund's 6- and 12-month results--Investor Shares in the fund lagged the average peer by 0.5 percentage point during the past year--we are confident that the fund will serve its shareholders well over longer stretches. Indeed, the fund outpaced its average competitor during the 3-, 5-, and 10-year periods ended July 31 (by amounts ranging from 0.4 to 0.7 percentage point per year, on average).

     For  the  six  months,  the  INTERMEDIATE-TERM   CORPORATE  and  HIGH-YIELD
CORPORATE FUNDS outpaced their average rivals by 0.4 percentage point and 2.4 percentage points, respectively. The High-Yield Corporate Fund's good showing

================================================================================
YIELDS AND RETURNS

                                     SEC 30-DAY      COMPONENTS OF TOTAL RETURNS
                              ANNUALIZED YIELDS              TWELVE MONTHS ENDED
                                    ON JULY 31,                    JULY 31, 2002
                              -----------------      ---------------------------
                                                   CAPITAL     INCOME      TOTAL
BOND FUND                         2001     2002     RETURN     RETURN     RETURN
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                5.72%    4.77%      -2.0%       5.8%       3.8%
  Admiral Shares                 5.77     4.83       -2.0        5.8        3.8
  Institutional Shares           5.84     4.89       -2.0        5.9        3.9

Intermediate-Term Corporate
  Investor Shares                6.32%    5.60%      -0.8%       6.4%       5.6%
  Admiral Shares                 6.40     5.65       -0.8        6.5        5.7

Long-Term Corporate
  Investor Shares                6.50%    6.54%      -0.7%       6.6%       5.9%
  Admiral Shares                 6.59     6.63       -0.7        6.7        6.0

High-Yield Corporate
  Investor Shares                9.54%    9.62%     -12.5%       7.9%      -4.6%
  Admiral Shares                   --     9.66       -9.5*       5.7*      -3.8*
================================================================================
*Return since inception on November 12, 2001.

against its average peer owed to its tendency to hold bonds with higher credit ratings. Of course, these less-speculative issues were not immune from the effects of the flight to quality--our fund's absolute performance during the half-year was weak--but the lower-rated bonds typically held by competing mutual funds were hit even harder.

In the long run, we expect each of the Vanguard Corporate Bond Funds to outperform its average competitor. And we have reason to be optimistic that each will do so--our funds' operating costs are roughly one-fifth the industry averages. Comparable mutual funds have average expense ratios (operating expenses as a percentage of average net assets) that range from 0.91% ($9.10 per $1,000 in assets) for short- and intermediate-term investment-grade funds to 1.32% ($13.20 per $1,000 in assets) for high-current-yield funds. The annualized expense ratios for the Investor Shares in our funds fall between 0.17% (for the Intermediate-Term Corporate Fund) and 0.29% (the Long-Term Corporate Fund). That's between $1.70 and $2.90 per $1,000 in assets.

     You can count on Vanguard to continue to be mindful of expenses--it is your money, after all--and we thank you for your confidence in us.

RATES WILL RISE AGAIN, SO MAKE SURE YOUR INVESTMENT PLAN IS SOUND
The continuation of the bear market in stocks has rekindled in many investors an appreciation of bonds. And no wonder: They provide regular income and generally counter the larger risks of equities. But bonds do carry risks. Chief among these is interest rate risk--the chance that interest rates will rise, driving bond prices lower. We make no predictions about when rates will climb next, or by how much. But it is certain that they will rise again at some point.

     The best way to approach the uncertainty of the markets is with a thoughtful investment plan. If you don't have one, start by identifying your investment objective, time horizon, and ability to tolerate fluctuations in your portfolio's value. Next, choose an asset allocation--a mix of stocks, bonds, and cash reserves suitable for your situation. Finally, choose broadly diversified, low-cost investments, and--this is the hard part--stick with your plan, even as the markets gyrate.

     If you need help with your plan, visit VANGUARD.COM(R), which is loaded with educational materials and planning tools. Or call us. We'd be happy to help you.

SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 12, 2002

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2002-JULY 31, 2002
                                                                   DISTRIBUTIONS
                                                                       PER SHARE
                                                              ------------------
                                      STARTING        ENDING     INCOME  CAPITAL
BOND FUND                          SHARE PRICE   SHARE PRICE  DIVIDENDS    GAINS
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                       $10.82        $10.65     $0.301   $0.000
  Admiral Shares                         10.82         10.65      0.305    0.000
  Institutional Shares                   10.82         10.65      0.307    0.000
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares                        $9.76         $9.73     $0.305   $0.000
  Admiral Shares                          9.76          9.73      0.307    0.000
--------------------------------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares                        $8.76         $8.70     $0.283   $0.000
  Admiral Shares                          8.76          8.70      0.287    0.000
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares                        $6.29         $5.73     $0.255   $0.000
  Admiral Shares                          6.29          5.73      0.256    0.000
================================================================================

REPORT FROM THE ADVISER
  FOR SHORT-TERM CORPORATE AND INTERMEDIATE-TERM CORPORATE FUNDS

Corporate bonds delivered poor returns during the six months ended July 31, 2002, amid a series of revelations of improper accounting and a slow economic rebound.

THE INVESTMENT ENVIRONMENT
During the half-year, the data that we rely on to determine the direction of the economy continued to provide mixed signals.

     Real gross domestic product (GDP) grew at an annual rate of 5.0% in the first quarter, but at an anemic 1.1% pace in the second quarter. A wider-than-expected trade gap restrained the economy between April and June. Consumer spending and residential real estate investment were the primary drivers of growth.

     A loss of momentum in the manufacturing sector and recent stock market losses increase the vulnerability of the economic recovery, but there are positive signs. Inflation rose just 1.5% during the 12 months through July 31. Consumer spending appears to be holding up. Housing activity remains healthy. And the pace of industrial production recently accelerated. After declining steadily for more than a year, business inventories were little changed in the latter part of our fiscal half-year. Inventory-building should support the economy in the months ahead.

THE U.S. TREASURY MARKET
     Treasury securities recorded banner results during the six months as investors were attracted to the top-notch credit quality of government bonds. At the end of July, the difference between the yields of 2-year and 30-year Treasury securities was just over 3 percentage points, greater than it had been in nearly ten years. The increase in this spread for the six months was about
0.80 percentage point.

THE CORPORATE BOND MARKET
Conditions were quite different in the corporate bond market. They were, in a word, ugly. Investment-grade corporates, as measured by the Lehman Credit Index, underperformed similar Treasuries by 4.16 percentage points for the half-year. As bad as that figure is-- corporates normally outpace Treasuries, because they carry higher coupons to compensate for their credit risk--it actually understates the carnage. That's because bonds that were downgraded to "junk" status during the period were removed from the index.

================================================================================
INVESTMENT PHILOSOPHY
The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.
================================================================================

     Across the corporate market, there were about four downgrades of credit ratings for each upgrade. The biggest losers were concentrated in the telecommunications, cable and media, and energy-trading sectors, but most other sectors also included some poor performers. Liquidity was abysmal. Issuers that reported bad earnings or received bad press saw their bonds lose multiple points in price with each trade.

FEDERAL RESERVE BOARD POLICY
Early in the year, many investors expected the Federal Reserve Board's Federal Open Market Committee to raise its primary target for short-term interest rates (the federal funds rate, the rate that banks charge each other for short-term loans through the Federal Reserve System). The Fed would take such action if it saw a need to keep inflation under control. Now, however, some Wall Street economists are forecasting additional cuts in the rate. On August 13, Fed policymakers left the federal funds rate unchanged at 1.75%, but indicated that the primary risk had shifted to economic weakness.

OUR FUNDS
Throughout the six months, the SHORT-TERM CORPORATE FUND maintained a well-diversified group of holdings, and its overall price sensitivity stayed at the low end of our "neutral" classification. However, given the tumultuous market, the fund could not escape all of the numerous credit disasters. A small portion of its assets were invested in the telecom sector (WorldCom, Qwest, Sprint, and AT&T Wireless) and in pipeline companies (Reliant Energy Resources and Williams.) Unfortunately, sharp declines in these positions offset much of the positive contribution from other holdings in the fund. Our credit analysis and portfolio selection have served our shareholders well over the years, but they let you down during the past six months, in part because of the accounting irregularities at a number of the nation's largest companies.

     The fund's shortfall versus the average result for competing mutual funds during the half-year (0.9 percentage point for the fund's Investor Shares) was due in part to our competitors' more substantial use of mortgage-backed securities, which handily outperformed corporate bonds during the period.

     The INTERMEDIATE-TERM CORPORATE FUND faced some of the same performance issues as the Short-Term Corporate Fund during the half-year. However, the fund still managed to outpace its average competitor, in part because we maintained a higher sensitivity to interest rates and thus benefited more as the yields on intermediate-term bonds declined.

IN CLOSING
The six months ended July 31 were  difficult for  investors in corporate  bonds.
The  number  of   revelations   about   misleading   accounting   practices  was
disconcerting.

And the economy proved to be weaker than many observers thought. These conditions took a toll on the Vanguard Corporate Bond Funds.

     But there is reason for optimism. Weak companies have been exposed. Regulators are actively working to ensure proper disclosure of financial results. And there are encouraging signs that the rate of economic growth may increase soon. For our part, you can be certain that we will continue to maintain--at very low cost--diversified portfolios of investment-grade bonds.


IAN A. MACKINNON, Managing Director
ROBERT F. AUWAERTER, Principal
VANGUARD FIXED INCOME GROUP

AUGUST 19, 2002

REPORT FROM THE ADVISER
  FOR LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDS

Vanguard Long-Term Corporate Fund returned 2.6% and Vanguard High-Yield Corporate Fund returned -5.0% during the six months ended July 31, 2002. The Long-Term Corporate Fund's return was a hair behind that of its average competitor. The High-Yield Corporate Fund's return--while disappointing on an absolute basis--was more than 2 percentage points higher than that of the average high-yield bond fund.

THE INVESTMENT ENVIRONMENT
Both of the funds invest in corporate bonds, but the degree of credit risk and interest rate risk they take is very different. Still, each is affected by the direction of interest rates and by the health of the U.S. economy, which affects business conditions for issuers of corporate bonds. The past six months presented a particularly trying environment.

     In periods of economic distress, companies face bigger challenges--which is why credit ratings on corporate bonds tend to decline in such periods. Over the fiscal half-year, however, we saw not just a troubled economy but a surge of mistrust spawned by the misleading financial statements that have dominated financial news. It became evident that the financial health of a fair number of corporate issuers was weaker than originally reported. When companies corrected their statements, credit downgrades quickly followed and bond prices fell.

     As investors grew increasingly wary of corporations in general, companies with investment-grade ratings suffered along with those whose bonds were rated much lower. In addition, the spate of credit downgrades changed the shape of the bond market to an extent. The high-yield market expanded as it was joined by many companies that lost their investment-grade ratings. Because these "fallen angels" generally had large amounts of public debt outstanding, they became prevalent names in the high-yield market. In the investment-grade market, the lowest credit rating category--Baa--expanded as a percentage of the overall corporate market.

     Though the expansion of the high-yield market was due, in part, to the questionable accounting at some companies, the economic slowdown also played a significant role in the general credit weakening. The remaining question is:
When will the economy recover sufficiently to increase the overall level of credit quality? So far, the U.S. economy has grown only modestly as it recovers from a mild recession and from the events of September 2001.

     We expect the Federal Reserve to maintain an accommodative monetary policy. If the banking system responds with more generous credit, we should see a reduction in the number of corporations defaulting on their debt obligations, and ratings downgrades should begin to subside. As we noted in our letter to you six months ago, for many companies the stock and bond markets have essentially been unavailable as a source of new capital since the beginning of 2001. Therefore, companies with large capital expenditures have been unable to service their debt obligations, causing a flood of balance-sheet restructurings.

THE LONG-TERM CORPORATE FUND
INTEREST RATES DECLINED, BUT RISK ROSE
The fund has an average duration of 10 years, which is high in an absolute sense but is consistent with its charter as a long-term bond fund. Duration measures the fund's sensitivity to changes in interest rates, but it does not account for changes in credit quality. When interest rates fall, prices of existing bonds rise. And a fund with a long duration--such as the Long-Term Corporate Fund--will benefit more than those with shorter durations. However, if, at the same time, risk premiums on corporate bonds expand, the benefit of an interest rate decline can be offset by the increase in risk.

     In the past six months, that's exactly what happened. The yield of long-term Treasuries declined 13 basis points, but the risk premium--the difference between yields of corporate bonds and Treasuries--increased. Thus, the fund did not fully benefit from the decline in long-term Treasury yields. However, the fund avoided several companies that deteriorated in credit quality during the period.

     Although the fund is permitted to invest 20% of its assets in Treasuries, we did not own any of them during the half-year. As it turned out, a commitment to Treasuries would have enhanced our performance, because government bonds outperformed corporate bonds. The fund is also permitted to invest up to 30% of assets in Baa-rated securities, and during the six months we committed about 18% to them on average. We should have avoided these securities entirely, because they substantially underperformed higher-quality issues.

THE FUND'S POSITIONING
The major risk to the fund, given its long average duration and maturity, is a rise in long-term interest rates. We are maintaining a duration slightly longer than that of the benchmark for two reasons: because we believe that long-term rates will remain relatively stable, and because the yield curve is steep (meaning that yields for longer-term securities are considerably higher than those for short-term debt). Our longer duration enables the fund to capture the additional yield offered for taking additional risk.

     The fund also faces a constant risk of credit deterioration among corporate issuers. To mitigate this risk, the fund is well diversified among issuers and industries. It does not own emerging-market debt or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND
FEWER TROUBLED ISSUES LED TO OUTPERFORMANCE
Because rating downgrades were frequent during the six months, avoiding credit troubles was more important than discovering winners. The fund outperformed its comparative measures during the half-year primarily because it owned fewer troubled issues. However, we had some credit mistakes, and we do not take comfort in relative success when shareholders have been losing money.

OUR CABLE AND UTILITY BONDS STRUGGLED
The fund's strategy focused on the cable and utility sectors, where we preferred companies that had recurring revenue from repeat customers. This investment theme did not work: The two sectors plummeted in value during the six months. We have trimmed or eliminated several of these issues.

THE FUND'S POSITIONING
Within the lower-quality portion of the corporate bond market--commonly referred to as the "junk" market--the fund maintains a relatively high-quality bias by focusing on the upper tier of the credit spectrum. When risk premiums are expanding and prices are falling, this approach should perform better than one that focuses on higher-risk bonds. In absolute terms, however, our net asset value declined, and here again we acknowledge that strong relative returns may give little solace.

     We attempt to find companies with consistent or stable businesses and greater predictability of cash flows. This strategy has cushioned us somewhat in the poor market environment that has existed since mid-1998. The fund's holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest U.S. Treasury reserve for liquidity, and we remain committed to the high-quality segment of the below-investment-grade market.

     The fund is diversified by issuer and by industry to decrease risk. We avoid emerging-market debt, preferred stocks, and equity-linked securities such as convertibles.

EARL E. MCEVOY, Senior Vice President and Portfolio Manager
WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 12, 2002

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR SHORT-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         423            1,502             6,892
Yield                                                     4.7%              5.0%
  Investor Shares                        4.8%
  Admiral Shares                         4.8%
  Institutional Shares                   4.9%
Yield to Maturity                        4.9%             4.7%              5.0%
Average Coupon                           6.1%             6.4%              6.4%
Average Maturity                    2.7 years        3.2 years         7.5 years
Average Quality                            A1               A1               Aaa
Average Duration                    2.2 years        2.8 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.21%+
  Admiral Shares                       0.14%+
  Institutional Shares                 0.10%+
Cash Investments                         1.5%              --                --
================================================================================

================================================================================
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++      8.0%
Aaa                   18.8
Aa                    14.2
A                     29.6
Baa                   26.0
Ba                     1.7
B                      1.3
Not Rated              0.4
-----------------------------------
Total                100.0%
-----------------------------------
================================================================================
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year       19.0%
1-3 Years          40.3
3-5 Years          32.0
Over 5 Years        8.7
----------------------------
Total             100.0%
----------------------------
================================================================================
VOLATILITY MEASURES

                              BEST          LEHMAN
                      FUND    FIT*   FUND  INDEX**
---------------------------------------------------
R-Squared             0.83    1.00   0.65     1.00
Beta                  0.80    1.00   0.48     1.00
================================================================================

INVESTMENT FOCUS
CREDIT QUALITY - INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY - SHORT

================================================================================
DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)

Asset-Backed                 15.5%
Commercial Mortgage-Backed    2.3
Finance                      23.1
Foreign                       4.3
Government Mortgage-Backed    5.6
Industrial                   35.5
Treasury/Agency               2.4
Utilities                    11.3
---------------------------------------
Total                       100.0%
---------------------------------------
================================================================================
*Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR INTERMEDIATE-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

================================================================================
FINANCIAL ATTRIBUTES

                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         289            1,223             6,892
Yield                                                     6.5%              5.0%
  Investor Shares                        5.6%
  Admiral Shares                         5.7%
Yield to Maturity                        5.8%             6.5%              5.0%
Average Coupon                           6.4%             7.1%              6.4%
Average Maturity                    7.0 years        7.9 years         7.5 years
Average Quality                           Aa3               A2               Aaa
Average Duration                    5.2 years        6.0 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.17%+
  Admiral Shares                       0.12%+
Cash Investments                         3.2%              --                --
================================================================================

================================================================================
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++     14.2%
Aaa                   12.4
Aa                    15.2
A                     34.6
Baa                   20.0
Ba                     2.1
B                      1.0
Not Rated              0.5
--------------------------------
Total                100.0%
--------------------------------
================================================================================
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year              2.6%
1-5 Years                26.7
5-10 Years               67.8
10-20 Years               2.9
20-30 Years               0.0
Over 30 Years             0.0
----------------------------------
Total                   100.0%
----------------------------------
================================================================================
VOLATILITY MEASURES

                              BEST           LEHMAN
                      FUND    FIT*   FUND   INDEX**
----------------------------------------------------
R-Squared             0.94    1.00   0.88      1.00
Beta                  0.92    1.00   1.13      1.00
================================================================================

INVESTMENT FOCUS
CREDIT QUALITY - INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY - MEDIUM

================================================================================
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                  7.0%
Commercial Mortgage-Backed    0.0
Finance                      21.1
Foreign                       3.8
Government Mortgage-Backed    1.3
Industrial                   42.6
Treasury/Agency              12.9
Utilities                    11.3
----------------------------------------
Total                       100.0%
----------------------------------------
================================================================================
*Lehman 5-10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds. (degree)

                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         165              655             6,892
Yield                                                     6.7%              5.0%
  Investor Shares                        6.5%
  Admiral Shares                         6.6%
Yield to Maturity                        6.7%             6.9%              5.0%
Average Coupon                           7.2%             7.1%              6.4%
Average Maturity                   22.2 years       24.6 years         7.5 years
Average Quality                            A1              Aa3               Aaa
Average Duration                   10.4 years       10.0 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.29%+
  Admiral Shares                       0.20%+
Cash Investments                         3.5%              --                --
================================================================================

================================================================================
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency        1.4%
Aaa                    6.8
Aa                    25.0
A                     49.1
Baa                   17.7
Ba                     0.0
B                      0.0
Not Rated              0.0
-----------------------------------
Total                100.0%
-----------------------------------
================================================================================
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year          0.0%
1-5 Years             0.0
5-10 Years           11.4
10-20 Years          15.4
20-30 Years          70.4
Over 30 Years         2.8
---------------------------------
Total               100.0%
---------------------------------
================================================================================
VOLATILITY MEASURES

                              BEST           LEHMAN
                      FUND    FIT*   FUND   INDEX**
----------------------------------------------------
R-Squared             0.89    1.00   0.83      1.00
Beta                  0.93    1.00   1.60      1.00
================================================================================

INVESTMENT FOCUS
CREDIT QUALITY - INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY - LONG

================================================================================
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                    0.3%
Commercial Mortgage-Backed      0.0
Finance                        27.6
Foreign                         2.1
Government Mortgage-Backed      0.0
Industrial                     60.2
Treasury/Agency                 1.4
Utilities                       8.4
------------------------------------------
Total                         100.0%
------------------------------------------
================================================================================
*Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.
+Annualized.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

================================================================================
FINANCIAL ATTRIBUTES
                                                          BEST            LEHMAN
                                         FUND             FIT*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                         240            1,300             6,892
Yield                                                    13.5%              5.0%
  Investor Shares                        9.6%
  Admiral Shares                         9.7%
Yield to Maturity                        9.9%            13.6%              5.0%
Average Coupon                           8.6%             8.2%              6.4%
Average Maturity                    6.6 years        8.0 years         7.5 years
Average Quality                           Ba1              Ba3               Aaa
Average Duration                    4.4 years        4.7 years         4.1 years
Expense Ratio                                              --                --
  Investor Shares                      0.23%+
  Admiral Shares                       0.20%+
Cash Investments                         4.8%              --                --
================================================================================
================================================================================
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency      6.8%
Aaa                  0.1
Aa                   0.0
A                    0.0
Baa                  8.0
Ba                  44.1
B                   39.9
Not Rated            1.1
------------------------------
Total              100.0%
------------------------------
================================================================================
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year              0.0%
1-5 Years                23.1
5-10 Years               73.6
10-20 Years               2.2
20-30 Years               1.1
Over 30 Years             0.0
----------------------------------
Total                   100.0%
----------------------------------
================================================================================
VOLATILITY MEASURES
                              BEST           LEHMAN
                      FUND    FIT*   FUND   INDEX**
----------------------------------------------------
R-Squared             0.89    1.00   0.00      1.00
Beta                  0.67    1.00   0.10      1.00
================================================================================
INVESTMENT FOCUS
CREDIT QUALITY - BELOW INVESTMENT-GRADE
AVERAGE MATURITY - MEDIUM

================================================================================
DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)

Asset-Backed                  0.0%
Commercial Mortgage-Backed    0.0
Finance                       3.8
Foreign                       0.0
Government Mortgage-Backed    0.0
Industrial                   81.9
Treasury/Agency               6.8
Utilities                     7.5
------------------------------------------
Total                       100.0%
------------------------------------------
================================================================================
*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
+Annualized.

                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS
AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
================================================================================

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR SHORT-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                          SHORT-TERM CORPORATE FUND
                               INVESTOR SHARES          LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1993                  2.6%          6.7%       9.3%        9.5%
1994                  0.4           5.7        6.1         7.9
1995                 -4.9           5.5        0.6         0.3
1996                  5.2           6.8       12.0        13.8
1997                 -1.7           6.2        4.5         4.6
1998                  1.1           6.4        7.5         8.0
1999                 -0.1%          6.3%       6.2%        7.1%
2000                 -3.4           6.2        2.8         1.5
2001                  2.6           7.1        9.7        10.7
2002                  0.6           6.3        6.9         8.3
2003**               -1.6           2.8        1.2         3.2
================================================================================
*Lehman 1-5 Year Credit Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 55-57 for dividend information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                         ONE      FIVE   -----------------------
                      INCEPTION DATE    YEAR     YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
  Investor Shares         10/29/1982   5.08%     6.34%   -0.05%    6.27%   6.22%
  Admiral Shares           2/12/2001   5.15      5.88*      --       --      --
  Institutional Shares     9/30/1997   5.20      6.30*      --       --      --
--------------------------------------------------------------------------------
*Return since inception.

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR INTERMEDIATE-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) November 1, 1993-July 31, 2002
--------------------------------------------------------------------------------
                                INTERMEDIATE-TERM
                                 CORPORATE FUND
                                 INVESTOR SHARES        LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1994                  0.4%          1.3%       1.7%        2.4%
1995                  -9.7           6.0       -3.7        -4.0
1996                  12.1           7.8       19.9        21.1
1997                  -4.2           6.5        2.3         2.7
1998                   3.3           6.9       10.2        10.4
1999                  1.2%          6.5%       7.7%        8.4%
2000                  -8.9           6.2       -2.7        -3.7
2001                   5.4           7.8       13.2        14.3
2002                   1.5           6.7        8.2         8.1
2003**                -0.3           3.2        2.9         2.1
================================================================================
*Lehman 5-10 Year Credit Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 58-59 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                         ONE      FIVE  ------------------------
                      INCEPTION DATE    YEAR     YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
  Investor Shares          11/1/1993   7.91%     7.09%   -0.16%    6.73%   6.57%
  Admiral Shares           2/12/2001   7.99      7.54*      --       --      --
================================================================================
*Return since inception.

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR LONG-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                                   LONG-TERM CORPORATE FUND
                                      INVESTOR SHARES        LEHMAN*
FISCAL                  CAPITAL       INCOME       TOTAL       TOTAL
YEAR                     RETURN       RETURN      RETURN      RETURN
---------------------------------------------------------------------
1993                       6.6%         8.5%       15.1%       13.8%
1994                        6.5          7.3        13.8        12.6
1995                      -11.9          6.8        -5.1        -5.3
1996                       15.3          8.3        23.6        23.9
1997                       -6.0          6.9         0.9         0.7
1998                        7.9          7.6        15.5        15.3
1999                       2.9%         6.6%        9.5%       10.3%
2000                      -13.3          5.9        -7.4        -8.3
2001                        6.8          7.7        14.5        15.8
2002                        1.5          6.8         8.3         9.1
2003**                     -0.7          3.3         2.6         1.5
================================================================================
*Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 60-61 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                         ONE      FIVE   -----------------------
                      INCEPTION DATE    YEAR     YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
LONG-TERM CORPORATE FUND
  Investor Shares           7/9/1973   9.54%     7.52%    0.98%    7.14%   8.12%
  Admiral Shares           2/12/2001   9.64      7.78*      --       --      --
================================================================================
*Return since inception.

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR HIGH-YIELD CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1992-July 31, 2002
--------------------------------------------------------------------------------
                                  HIGH-YIELD CORPORATE FUND
                                      INVESTOR SHARES      LEHMAN*
FISCAL                  CAPITAL     INCOME       TOTAL       TOTAL
YEAR                     RETURN     RETURN      RETURN      RETURN
-------------------------------------------------------------------
1993                       4.0%      10.7%       14.7%       15.1%
1994                       7.7       9.8         17.5        16.3
1995                     -11.1       8.6         -2.5        -1.8
1996                       9.0      10.0         19.0        19.7
1997                      -0.3       9.3          9.0        10.5
1998                       3.8       9.3         13.1        13.7
1999                      -3.0%      8.3%         5.3%        1.6%
2000                      -7.8       8.0          0.2         0.5
2001                      -4.4       9.1          4.7         1.6
2002                      -9.6       8.5         -1.1        -1.4
2003**                    -8.9       3.9         -5.0        -9.6
================================================================================
*Lehman High Yield Index.
**Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 62-63 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                         ONE      FIVE  ------------------------
                      INCEPTION DATE    YEAR     YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE FUND
  Investor Shares         12/27/1978   0.39%     3.16%   -2.02%    9.01%   6.99%
  Admiral Shares          11/12/2001   0.01*       --       --       --      --
Fee-Adjusted Return**                 -0.93*       --       --       --      --
================================================================================
*Return since inception.
**Reflective of the 1% fee assessed on redemptions of shares held less than one year.

FINANCIAL STATEMENTS
   JULY 31, 2002 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (86.5%)
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (15.3%)
ANRC Auto Owner Trust                                     3.76%    10/17/2005(1)(4) $ 70,000     $    70,941
American Express Credit Account Master Trust              5.60%    11/15/2006(1)       3,375           3,548
American Express Credit Account Master Trust              5.85%    11/15/2006(1)      32,200          33,836
American Express Master Trust                             5.90%     4/15/2004(1)(4)   11,560          11,902
AmSouth Auto Trust                                        6.67%     7/15/2004(1)      21,920          22,344
BMW Vehicle Owner Trust                                   6.91%     5/25/2006(1)      22,900          23,581
BMW Vehicle Owner Trust                                   5.46%    11/15/2007(1)      14,630          15,426
CIT Home Equity Loan Trust                                4.57%     1/25/2023(1)      33,500          35,038
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                       6.42%     9/25/2008(1)(4)   50,455          54,375
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-1                        6.28%     9/25/2005(1)      17,083          17,520
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-1                        6.38%     9/25/2008(1)      10,168          10,983
Capital Auto Receivables Asset Trust                      3.05%     9/15/2005(1)      23,000          22,996
Capital Auto Receivables Asset Trust                      4.60%     9/15/2005(1)      10,000          10,217
Centex Home Equity Loan Trust                             3.89%     2/25/2020(1)      20,000          20,248
Centex Home Equity Loan Trust                             5.35%    10/25/2022(1)      32,600          33,333
Centex Home Equity Loan Trust                             3.94%     3/25/2025(1)      11,100          11,360
Chase Credit Card Master Trust                            6.00%     8/15/2005(1)(4)   38,220          39,278
Chase Credit Card Master Trust                           1.928%    10/15/2006(1)(7)   20,000          20,021
Chase Manhattan Auto Trust                                4.55%     8/15/2005(1)(4)   63,000          64,441
Chase Manhattan Auto Trust                                3.49%     3/15/2006(1)      23,500          23,871
Citibank Credit Cart Master Trust I                       5.95%      2/7/2005(1)      10,400          10,595
Citibank Credit Card Master Trust I                       5.55%      1/9/2006(1)      15,187          15,795
Citibank Credit Card Insurance Trust                      7.05%     9/15/2007(1)      14,875          16,334
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
Citibank Credit Card Insurance Trust                      7.45%     9/15/2007(1)     $24,790       $  27,022
ComEd Transitional Funding Trust Series                   5.39%     6/25/2005(1)(4)   40,367          41,031
Connecticut RRB Special Purpose Trust CL&P-1              5.36%     3/30/2007(1)(4)   26,076          27,329
Countrywide Asset-Backed Certificates                    5.151%    11/25/2016(1)      40,850          42,012
Credit Card Merchant Voucher Receivables Master Trust     6.23%      8/1/2002(1)(2)(5)   483             483
DaimlerChrysler Auto Trust                                6.11%    11/15/2004(1)(4)   24,800          25,503
Dealer Auto Receivables Owner Trust                       7.07%     5/17/2004(1)      23,372          23,635
Detroit Edison Securitization Funding LLC                 5.51%      3/7/2007(1)(4)   24,750          26,011
Discover Card Master Trust I                              5.30%    11/15/2006(1)      13,750          14,395
First USA Credit Card Master Trust                        1.93%    11/20/2006(1)(7)   55,000          55,047
Ford Credit Auto Owner Trust                              7.50%    10/15/2004(1)       4,900           5,208
Ford Credit Auto Owner Trust                              6.99%     2/15/2005(1)      42,000          44,696
Ford Credit Auto Owner Trust                              7.40%     4/15/2005(1)      22,524          23,018
Ford Credit Auto Owner Trust                              5.01%     3/15/2006(1)      14,800          15,378
General Motors Acceptance Corp. Mortgage Home Loan Trust  5.22%     3/25/2014(1)      11,372          11,379
Harley-Davidson Motorcycle Trust                          4.50%     1/15/2010(1)(4)   30,000          31,045
Honda Auto Receivables Owner Trust                        4.67%     3/18/2005(1)(4)   68,750          70,280
Honda Auto Receivables Owner Trust                        3.50%    10/17/2005(1)      12,750          12,944
MBNA Master Credit Card Trust I                           6.70%     1/18/2005(1)      26,000          26,032
MBNA Master Credit Card Trust II                          7.15%     1/15/2008(1)      59,500          65,534
National City Auto Receivables Trust                      4.04%     7/15/2006(1)      23,000          23,467
Navistar Financial                                        7.20%     5/17/2004(1)       1,902           1,911
Nissan Auto Receivables                                   7.01%     9/15/2003(1)       7,069           7,109
Nissan Auto Receivables                                   3.58%     9/15/2005(1)(4)   48,250          49,099
Nissan Auto Receivables                                   4.80%     2/15/2007(1)       3,750           3,905
Onyx Acceptance Owner Trust                               3.94%     6/15/2006(1)      29,500          30,099
PP&L Transitional Bond Co. LLC                            6.96%    12/26/2007(1)(4)   53,000          58,066
PP&L Transitional Bond Co. LLC                            7.05%     6/25/2009(1)(4)   20,550          23,067
PECO Energy Transition Trust                              6.05%      3/1/2009(1)(4)   29,200          31,594
Principal Residential Mortgage                            4.55%    12/20/2004(1)(2)   34,150          35,271
Residential Asset Securities Corp.                        4.04%    12/25/2021(1)      21,000          21,319
Residential Asset Securities Corp.                       4.606%     3/25/2022(1)      17,500          17,923
Residential Asset Securities Corp.                       4.286%     8/24/2022(1)      34,000          34,512
Residential Asset Securities Corp.                        4.59%    10/25/2026(1)      25,000          25,700
Standard Credit Card Master Trust                         5.95%      9/7/2003(1)       7,700           8,008
Target Credit Card Master Trust                          1.946%     7/25/2008(1)(7)   14,500          14,431
TIAA Structured Finance CDO I, Ltd.                       7.06%    11/15/2030(1)      15,400          16,512
Toyota Auto Receivables Owner Trust                       4.00%     7/15/2008(1)       9,450           9,671
UAC Securitization Corp.                                  6.31%     12/8/2006(1)(6)   16,836          17,629
USAA Auto Owner Trust                                     6.95%     6/15/2004(1)      11,388          11,555
USAA Auto Owner Trust                                     3.20%     2/15/2006(1)      11,900          12,042
WFS Financial                                             3.81%     2/20/2007(1)      31,500          32,162
                                                                                                ------------
                                                                                                   1,661,017
                                                                                                ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.3%)
Bank of America Mortgage
  Securities Mortgage Certificates                       4.428%     7/25/2032(1)      34,500          34,617
Bank of America Mortgage
  Securities Mortgage Certificates                       4.654%     7/25/2032(1)      49,714          50,087
Countrywide Home Loan                                    4.633%      7/1/2032(1)      55,000          55,099
Vendee Mortgage Trust                                     7.50%     5/15/2016(1)       2,319           2,324
Washington Mutual Mortgage
  Pass-Through Certificates                               5.55%     3/25/2032(1)(4)   35,668          36,928
Washington Mutual Mortgage
  Pass-Through Certificates                              5.598%     4/25/2032(1)      24,550          25,501
Washington Mutual Mortgage
  Pass-Through Certificates                              4.424%     8/25/2032(1)      42,800          43,348
                                                                                                ------------
                                                                                                     247,904
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
FINANCE (22.7%)
  Banking (7.1%)
  Bank of America Corp.                                   4.75%    10/15/2006      $  26,659      $   27,312
  Bank One Corp.                                         7.625%      8/1/2005         25,870          28,716
  Bank One NA                                             5.50%     3/26/2007         26,500          27,930
  Barclays Bank PLC                                       8.55%     6/15/2011(2)      22,100          25,614
  CIBC Capital Funding, LP                                6.25%    12/17/2002(2)      24,500          24,826
  Citigroup Inc.                                         4.125%     6/30/2005         49,225          49,579
  Citigroup Inc.                                          5.50%      8/9/2006         38,625          39,804
  Citicorp Lease Pass-Through Trust                       7.22%     6/15/2005(1)(2)   20,586          22,061
  First Bank System, Inc.                                6.875%     9/15/2007          5,750           6,409
  First Union Corp.                                      6.625%     7/15/2005         25,000          26,926
  First USA Bank                                          7.65%      8/1/2003          7,000           7,339
  Firstar Bank Milwaukee NA                               7.80%      7/5/2010         25,600          27,241
  ING Capital Funding Trust III                          8.439%    12/31/2010         21,600          23,976
  Mellon Financial Co.                                    5.75%    11/15/2003          9,675          10,064
  Meridian Bancorp, Inc.                                 6.625%     3/15/2003          2,700           2,768
  National City Corp.                                    6.625%      3/1/2004         29,630          31,389
  National Westminster Bank                               7.75%    10/16/2007         10,475          11,702
  Northern Trust Co.                                      6.50%      5/1/2003          5,000           5,144
  Royal Bank of Scotland Group PLC                       7.375%      4/1/2006         11,470          12,250
  Shawmut National Corp.                                  7.20%     4/15/2003          7,000           7,234
  Skandinaviska Enskilda Banken                           6.50%      6/4/2003(2)      46,780          47,786
  Southern National Corp.                                 7.05%     5/23/2003         51,229          53,012
  Synovus Financial Corp.                                 7.25%    12/15/2005         19,750          21,536
  UBS Preferred Funding Trust I                          8.622%     10/1/2010         11,700          13,560
  UBS Preferred Funding Trust II                         7.247%     6/29/2049          5,525           5,812
  Union Planters Bank NA                                 5.125%     6/15/2007         31,250          31,809
  US Bancorp                                             6.875%     12/1/2004          8,250           8,944
  Wachovia Corp.                                          4.95%     11/1/2006         21,750          22,302
  Wells Fargo & Co.                                      6.875%     4/15/2003          5,000           5,165
  Wells Fargo & Co.                                       4.25%     8/15/2003         75,700          77,265
  Wells Fargo & Co.                                      6.625%     7/15/2004         48,500          51,925
  Western Financial Bank                                 9.625%     5/15/2012          4,645           4,506
  Zions Financial Corp.                                   6.95%     5/15/2011          9,800          10,211

  BROKERAGE (2.6%)
  Amvescap PLC                                           6.375%     5/15/2003         39,900          40,997
  Lehman Brothers Holdings Inc.                           6.25%      4/1/2003         61,800          63,238
  Lehman Brothers Holdings Inc.                          6.625%      4/1/2004          9,930          10,504
  Lehman Brothers Holdings Inc.                           6.25%     5/15/2006         29,660          31,446
  Morgan Stanley Dean Witter & Co.                        5.80%      4/1/2007         23,525          24,527
  Salomon Smith Barney Holdings                          5.875%     3/15/2006         30,000          31,230
  Spear, Leeds & Kellogg, LP                              8.25%     8/15/2005(2)      56,775          63,184
  Topaz Ltd.                                              6.92%     3/10/2007(1)(2)   15,189          16,441

  FINANCE COMPANIES (6.9%)
  American Express Credit Corp.                           5.50%     9/12/2006         20,435          21,452
  American Honda Finance                                  2.16%      9/3/2002(2)      50,000          50,004
  Aristar Inc.                                           7.375%      9/1/2004          9,750          10,583
  Boeing Capital Corp.                                    7.10%     9/27/2005          6,975           7,654
  Boeing Capital Corp.                                    5.75%     2/15/2007         47,165          49,699
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Capital One Bank                                        6.57%     1/27/2003     $   21,635      $   20,986
  Capital One Bank                                        6.62%      8/4/2003         23,825          23,138
  Countrywide Home Loan                                   5.25%     5/22/2003         24,850          25,385
  Countrywide Home Loan                                   5.50%      8/1/2006         24,675          25,424
  Ford Motor Credit Co.                                   7.50%     6/15/2003         22,000          22,419
  Ford Motor Credit Co.                                   5.75%     2/23/2004         16,660          16,786
  Ford Motor Credit Co.                                   6.70%     7/16/2004         48,000          49,006
  Ford Motor Credit Co.                                   7.50%     3/15/2005         27,550          28,394
  General Electric Capital Corp.                          7.25%      5/3/2004(4)      49,600          53,273
  General Electric Capital Corp.                          6.80%     11/1/2005(4)      24,570          26,901
  General Electric Capital Corp.                         5.375%     3/15/2007         38,750          40,314
  General Motors Acceptance Corp.                         5.25%     5/16/2005         63,300          63,988
  General Motors Acceptance Corp.                        6.125%     9/15/2006         23,450          23,675
  General Motors Acceptance Corp.                        6.125%      2/1/2007         28,850          29,095
  MassMutual Global Funding II                            2.00%     9/28/2002         80,000          80,006
  Sears Roebuck Acceptance Corp.                          6.80%     10/9/2002          4,850           4,884
  USA Education Inc.                                     5.625%     4/10/2007         12,620          13,471
  VW Credit Inc.                                          2.14%     9/13/2002(2)(7)   50,000          50,000
  Washington Mutual Finance Corp.                         6.25%     5/15/2006         14,650          15,563

  INSURANCE (4.8%)
  AIG SunAmerica Global Financing IX                      5.10%     1/17/2007(2)      44,000          45,452
  Anthem Insurance                                       4.875%      8/1/2005         28,710          28,625
  John Hancock Global Funding II                         5.625%     6/27/2006(2)      31,605          32,967
  Jackson National Life Insurance Co.                     5.25%     3/15/2007(2)      14,800          15,346
  Lincoln National Corp.                                  5.25%     6/15/2007         12,000          12,211
  Metlife Inc.                                            5.25%     12/1/2006         13,775          14,210
  Met Life Global Funding I                               4.75%     6/20/2007(2)      38,300          38,803
  Monumental Global Funding II                            6.95%     10/1/2003(2)      49,590          52,240
  Monumental Global Funding II                            6.05%     1/19/2006(2)      13,930          14,936
  Nationwide Life Global Funding                          5.35%     2/15/2007(2)      37,750          39,165
  Principal Life Global Funding I                        6.125%      3/1/2006(2)      61,610          65,008
  Protective Life                                         5.50%     5/14/2004(2)      24,020          25,073
  Protective Life                                        5.875%     8/15/2006(2)      29,100          30,573
  Prudential Insurance Co. of America                    6.375%     7/23/2006(2)      40,965          43,593
  TIAA Global Markets                                     5.00%      3/1/2007(2)      26,200          26,945
  USAA Capital Corp.                                      7.54%     3/30/2005(2)      25,000          27,734
  USAA Capital Corp.                                      7.05%     11/8/2006         10,000          11,044

  REAL ESTATE INVESTMENT TRUSTS (1.3%)
  Cabot Industrial Properties LP                         7.125%      5/1/2004         16,670          17,454
  EOP Operating LP                                       8.375%     3/15/2006         28,650          31,819
  ERP Operating LP                                        7.10%     6/23/2004          4,800           5,143
  First Industrial LP                                    7.375%     5/15/2004(2)      12,000          12,761
  First Industrial LP                                     7.00%     12/1/2006         17,000          18,212
  Health Care Properties                                  7.50%     1/15/2007         11,700          12,689
  HRPT Properties Trust                                   6.95%      4/1/2012         10,000          10,293
  New Plan Excel Realty Trust                            5.875%     6/15/2007          7,500           7,699
  Security Capital Group                                  7.75%    11/15/2003         20,000          21,212
  Shurgard Storage Centers, Inc.                          7.75%     2/22/2011          8,900           9,593
                                                                                                ------------
                                                                                                   2,476,584
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
INDUSTRIAL (35.0%)
  BASIC INDUSTRY (2.2%)
  Corporacion Nacional del Cobre de Chile                7.375%      5/1/2009(2)    $ 16,572       $  17,019
  Dow Chemical Corp.                                      5.25%     5/14/2004         19,680          20,122
  Dow Chemical Corp.                                      5.75%    12/15/2008         11,025          11,103
  International Paper Co.                                 8.00%      7/8/2003         50,650          53,013
  International Paper Co.                                 7.50%     5/15/2004          9,955          10,661
  International Paper Co.                                8.125%      7/8/2005          5,745           6,376
  International Paper Co.                                 7.00%     8/15/2006          6,000           6,483
  Pohang Iron & Steel Co. Ltd.                            7.50%      8/1/2002         11,320          11,319
  Rio Tinto Finance Ltd.                                  5.75%      7/3/2006         18,150          19,150
  Weyerhaeuser Co.                                        3.01%     9/16/2002(2)(7)   25,000          25,078
  Weyerhaeuser Co.                                        5.50%     3/15/2005(2)      52,500          54,328

  CAPITAL GOODS (3.9%)
  Allied Waste Industries, Inc.                          10.00%      8/1/2009         23,150          20,835
  Bombardier Capital Inc.                                5.625%     5/30/2003(2)      39,300          40,189
  Case Corp.                                              6.25%     12/1/2003          3,500           3,395
  Crown Cork & Seal                                      7.125%      9/1/2002          5,425           5,235
  Emerson Electric Co.                                   7.875%      6/1/2005         24,305          27,101
  Ingersoll-Rand Co.                                      5.75%     2/14/2003         46,650          47,365
  JLG Industries Inc.                                    8.375%     6/15/2012(2)       3,325           3,209
  L-3 Communications Corp.                               7.625%     6/15/2012(2)       2,325           2,331
  Masco Corp.                                             6.00%      5/3/2004         41,000          42,878
  NMHG Holding Co.                                       10.00%     5/15/2009(2)       1,935           1,935
  Owens-Brockway Glass                                   8.875%     2/15/2009(2)       7,750           7,634
  Raytheon Co.                                            6.45%     8/15/2002          1,100           1,101
  Raytheon Co.                                            7.90%      3/1/2003         22,650          23,290
  Raytheon Co.                                            5.70%     11/1/2003         32,085          32,971
  Raytheon Co.                                            6.30%     3/15/2005         14,770          15,388
  Republic Services Inc.                                 6.625%     5/15/2004         16,800          17,704
  Tyco International Group SA                            6.875%      9/5/2002         50,000          49,500
  Tyco International Group SA                            6.375%     2/15/2006          5,148           4,015
  USA Waste Services                                      6.50%    12/15/2002         27,190          27,359
  United Technologies Corp.                              4.875%     11/1/2006         14,500          14,928
  WMX Technologies Inc.                                   7.10%      8/1/2026          8,000           8,183
  Waste Management Inc.                                   7.70%     10/1/2002          9,760           9,802
  Waste Management Inc.                                   7.00%     10/1/2004         19,155          19,833

  COMMUNICATION (2.9%)
  AT&T Wireless Services Inc.                             7.35%      3/1/2006         26,250          20,869
  American Tower Corp.                                   9.375%      2/1/2009         13,200           6,930
  British Telecommunications PLC                         7.875%    12/15/2005         19,825          21,403
  CSC Holdings, Inc.                                     7.625%      4/1/2011          2,325           1,814
  CSC Holdings, Inc. Pfd.                               11.125%      4/1/2008            162           7,878
  Charter Communications Holdings                        10.00%    11/15/2008         24,925          15,703
  Cingular Wireless                                      5.625%    12/15/2006(2)      29,925          27,913
  Clear Channel Communications Inc.                       7.25%     9/15/2003          3,200           3,024
  Continental Cablevision                                 8.30%     5/15/2006          2,575           2,369
  France Telecom                                          7.70%      3/1/2006         20,240          20,559
  GTE Corp.                                               6.36%     4/15/2006          7,950           8,015
  Global Crossing Holding Ltd.                           9.625%     5/15/2003*         5,425              68
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------

  Global Crossing Holding Ltd.                           9.125%    11/15/2006*     $   6,925         $    87
  Global Crossing Holding Ltd.                            9.50%    11/15/2009*         7,800              98
  New York Times                                         7.625%     3/15/2005         20,200          22,251
  NYNEX Corp.                                             9.55%      5/1/2010(1)      17,935          21,413
  Pearson PLC                                             7.00%     6/15/2011(2)       7,650           8,107
  Receivables Structured Trust                            7.44%    12/10/2006(1)(2)   27,594           9,658
  TCI Communications, Inc.                                8.25%     1/15/2003         44,445          44,522
  TCI Communications, Inc.                               6.375%      5/1/2003         19,400          19,201
  TCI Communications, Inc.                                7.25%      8/1/2005          5,000           4,598
  TCI Communications, Inc.                                8.00%      8/1/2005         10,922          10,249
  Verizon Wireless Inc.                                  5.375%    12/15/2006(2)      41,475          38,524

  CONSUMER CYCLICAL (4.6%)
  AOL Time Warner Inc.                                   5.625%      5/1/2005         47,925          41,695
  Arvinmeritor                                           6.625%     6/15/2007         11,800          11,881
  Cendant Corp.                                           7.75%     12/1/2003         18,010          17,957
  Cendant Corp.                                          6.875%     8/15/2006          3,320           3,231
  DaimlerChrysler North America Holding Corp.             7.40%     1/20/2005         51,000          54,767
  Walt Disney Co.                                         4.50%     9/15/2004         39,500          40,101
  Home Depot Inc.                                         6.50%     9/15/2004         19,560          21,106
  Home Depot Inc.                                        5.375%      4/1/2006         11,800          12,405
  International Speedway Corp.                           7.875%    10/15/2004         14,750          15,641
  Isle of Capri Casinos                                   9.00%     3/15/2012          6,990           6,955
  Lowe's Companies Inc.                                   7.50%    12/15/2005         11,900          13,296
  Mandalay Resorts Group                                 9.375%     2/15/2010          5,425           5,615
  Mohawk Industries Inc.                                  6.50%     4/15/2007          9,640          10,239
  Park Place Entertainment Corp.                          7.95%      8/1/2003         54,315          55,082
  Park Place Entertainment Corp.                         7.875%     3/15/2010          7,750           7,711
  Russell Corp.                                           9.25%      5/1/2010(2)       4,650           4,766
  Starwood Hotels Resorts                                7.375%      5/1/2007(2)      24,600          23,370
  Target Corp.                                            5.95%     5/15/2006          9,830          10,475
  Target Corp.                                            5.40%     10/1/2008         31,820          33,018
  Target Corp.                                           5.375%     6/15/2009          7,955           8,155
  Toys R Us                                              6.875%      8/1/2006          8,500           8,523
  Viacom Inc.                                             7.75%      6/1/2005         14,750          16,025
  Viacom Inc.                                             6.40%     1/30/2006          8,850           9,283
  WCI Communities Inc.                                   9.125%      5/1/2012          9,300           8,835
  Wal-Mart Stores                                         7.50%     5/15/2004         24,675          26,822
  Wal-Mart Stores                                        4.375%     7/12/2007         39,000          39,723

  CONSUMER NONCYCLICAL (9.8%)
  Abbott Laboratories                                    5.625%      7/1/2006(3)      48,790          51,346
  American Home Products                                 5.875%     3/15/2004         21,100          21,633
  Apogent Technologies Inc.                               8.00%      4/1/2011         16,750          18,667
  Baxter International Inc.                               5.25%      5/1/2007         22,500          23,012
  Beckman Coulter Inc.                                    7.10%      3/4/2003         14,405          14,733
  Beckman Coulter Inc.                                   6.875%    11/15/2011          9,500           9,902
  Beckman Instruments, Inc.                               7.45%      3/4/2008         27,305          29,829
  Biovail Corp.                                          7.875%      4/1/2010          3,885           3,755
  Bristol-Myers Squibb                                    4.75%     10/1/2006         80,650          81,381
  Campbell Soup Co.                                      5.875%     10/1/2008         13,500          14,208
  Cargill Inc.                                            6.25%      5/1/2006(2)      22,335          23,714
  Conagra Foods Inc.                                     7.125%     10/1/2026         18,760          20,327
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Diageo PLC                                              0.00%      1/6/2004      $  39,700      $   38,333
  Diageo PLC                                             6.625%     6/24/2004         12,700          13,601
  Diageo PLC                                             6.125%     8/15/2005         12,125          12,959
  Fisher Scientific International                        8.125%      5/1/2012          3,875           3,836
  Fleming Cos. Inc.                                     10.625%     7/31/2007          3,100           2,961
  Fleming Cos. Inc.                                      9.875%      5/1/2012(2)       6,210           5,651
  General Mills Inc.                                     5.125%     2/15/2007         48,425          49,538
  HealthSouth Corp.                                      6.875%     6/15/2005         16,765          15,005
  HealthSouth Corp.                                       8.50%      2/1/2008         18,640          16,962
  Hormel Foods Corp.                                     6.625%      6/1/2011(2)       8,900           9,550
  Kellogg Co.                                             5.50%      4/1/2003         69,000          70,356
  Kraft Foods Inc.                                       4.625%     11/1/2006         38,600          39,278
  Kroger Co.                                             7.625%     9/15/2006         15,695          17,351
  Land O Lakes Inc.                                       8.75%    11/15/2011         14,075           9,149
  Fred Meyer, Inc.                                       7.375%      3/1/2005         16,450          17,832
  Panamerican Beverage Inc.                              8.125%      4/1/2003         24,200          24,727
  Pepsi Bottling Holdings Inc.                           5.375%     2/17/2004(2)      12,400          12,924
  Pepsi Americas Inc.                                     5.95%     2/15/2006         16,550          17,157
  Philip Morris Cos., Inc.                                6.80%     12/1/2003         17,500          18,344
  Procter & Gamble Co.                                    4.30%     8/15/2008         37,000          36,978
  Quest Diagnostic Inc.                                   6.75%     7/12/2006         43,870          46,569
  RJ Reynolds Tobacco Holdings Inc.                       6.50%      6/1/2007         11,450          11,730
  Safeway Inc.                                           3.625%     11/5/2003         12,750          12,831
  Safeway Inc.                                            6.05%    11/15/2003         47,630          49,374
  Tenet Healthcare Corp.                                  5.00%      7/1/2007         19,600          19,568
  Unilever Capital Corp.                                  6.75%     11/1/2003         82,170          86,452
  Unilever Capital Corp.                                 6.875%     11/1/2005         19,500          21,386
  United Health Group Inc.                                5.20%     1/17/2007         19,900          20,547
  The Upjohn Co. ESOP Trust                               9.79%      2/1/2004(1)       6,816           7,421
  Wellpoint Health Networks                              6.375%     6/15/2006         27,160          28,760
  Zeneca Wilmington                                       6.30%     6/15/2003         20,400          21,070

  ENERGY (3.8%)
  Amerada Hess Corp.                                      5.30%     8/15/2004         39,250          40,669
  BP Capital Markets PLC                                 4.625%     5/27/2005         52,500          54,887
  Baker Hughes, Inc.                                      5.80%     2/15/2003         16,850          17,208
  Baker Hughes, Inc.                                     7.875%     6/15/2004          4,250           4,626
  Conoco Inc.                                             5.90%     4/15/2004         21,014          22,003
  Conoco Funding Co.                                      5.45%    10/15/2006         39,000          40,691
  Forest Oil Corp.                                       10.50%     1/15/2006          2,325           2,441
  Forest Oil Corp.                                        8.00%     6/15/2008         15,500          15,733
  Husky Oil Ltd.                                          6.25%     6/15/2012         10,325          10,587
  Kerr-McGee Corp.                                       5.375%     4/15/2005         19,175          19,906
  Oil Enterprises Ltd.                                   6.239%     6/30/2008(1)(2)(6)27,923          30,178
  PF Export Receivables Master Trust                     2.724%     12/1/2013(1)(2)   24,140          24,140
  Pure Resources Inc.                                    7.125%     6/15/2011(2)       8,900           8,847
  Tosco Corp.                                             8.25%     5/15/2003         22,250          23,227
  Tosco Corp.                                            7.625%     5/15/2006         14,600          16,217
  Transocean Sedco Forex Inc.                             6.50%     4/15/2003         46,170          47,254
  Valero Energy Corp.                                     6.75%    12/15/2002(2)       1,700           1,723
  Valero Energy Corp.                                    7.375%     3/15/2006          6,358           6,817
  Valero Energy Corp.                                    6.125%     4/15/2007          8,625           8,950
  Woodside Finance Ltd.                                   6.70%      8/1/2011(2)      14,800          15,207
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  OTHER (3.7%)
  Cintas Corp.                                           5.125%      6/1/2007(2)    $ 16,400       $  16,977
  Eaton Corp.                                             6.95%    11/15/2004          6,650           7,169
  Johnson Controls                                        5.00%    11/15/2006         22,220          22,220
  Parker Retirement Savings Plan Trust                    6.34%     7/15/2008(1)(2)   15,782          16,520
  Minnesota Mining & Manufacturing ESOP Trust             5.62%     7/15/2009(1)(2)   35,214          36,753
  Traded Custody Receipt                                 5.894%      3/1/2007(2)     194,400         196,781
  Targeted Return Index Securities Trust 5-2002           5.89%     1/25/2007(2)     107,172         107,757

  TECHNOLOGY (2.0%)
  Computer Sciences Corp.                                 7.50%      8/8/2005         24,335          26,508
  Computer Sciences Corp.                                 6.25%     3/15/2009          9,150           9,441
  First Data Corp.                                       5.625%     11/1/2011            100             100
  International Business Machines Corp.                  4.875%     10/1/2006         87,000          88,824
  ON Semiconductor Corp.                                 12.00%     5/15/2008(2)       4,100           3,444
  Seagate Technology                                      8.00%     5/15/2009(2)       2,325           2,238
  Texas Instruments Inc.                                  7.00%     8/15/2004         65,500          70,129
  Xerox Corp.                                             9.75%     1/15/2009(2)      17,050          13,640

  TRANSPORTATION (2.1%)
  AMR Corp.                                              10.15%      3/7/2006         10,625           9,350
  CSX Corp.                                               7.25%      5/1/2004         31,175          33,355
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      7.434%     3/15/2006(1)       6,700           5,589
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                       6.80%      7/2/2007(1)       8,565           7,050
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      6.541%     9/15/2018(1)      10,131           8,308
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      6.648%     3/15/2019(1)       4,734           4,460
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      7.256%     3/15/2020(1)      11,283          10,787
  Delta Air Lines, Inc.                                   6.65%     3/15/2004         12,385          11,023
  Delta Air Lines, Inc.                                   7.70%    12/15/2005          5,425           4,720
  Delta Air Lines, Inc.                                   7.90%    12/15/2009          2,325           1,930
  Delta Air Lines, Inc.
    Pass-Through Trust Certificates                      7.299%     9/18/2006          6,400           6,364
  Delta Air Lines, Inc.
    Pass-Through Trust Certificates                       7.92%    11/18/2010          5,000           5,076
  ERAC USA Finance Co.                                   6.375%     5/15/2003(2)       4,475           4,573
  Federal Express Corp.                                  6.625%     2/12/2004         17,400          18,281
  Hertz Corp.                                             8.25%      6/1/2005         27,350          28,311
  Hertz Corp.                                             6.30%    11/15/2006          4,000           4,007
  Hertz Corp.                                            6.625%     5/15/2008          5,000           4,790
  Kansas City Southern Industries, Inc.                   7.50%     6/15/2009(2)       3,875           3,875
  Norfolk Southern Corp.                                 8.375%     5/15/2005         18,100          19,857
  Northwest Airlines Inc.                                9.875%     3/15/2007         11,650           8,971
  Northwest Airlines Inc.
    Pass-Through Trust Certificates                       8.07%      7/2/2016(1)       1,203           1,068
  Northwest Airlines Inc.
    Pass-Through Trust Certificates                      7.575%      3/1/2019(1)       2,511           2,531
  Southwest Airlines Co.                                  6.50%      3/1/2012         12,000          12,374
  TFM SA de CV                                           12.50%     6/15/2012(2)       3,160           3,002
  Union Pacific Corp.                                     5.84%     5/25/2004          9,800          10,246
                                                                                                ------------
                                                                                                   3,813,180
                                                                                                ------------
UTILITIES (11.2%)
  ELECTRIC UTILITIES (9.5%)
  AEP Resources Inc.                                      6.50%     12/1/2003(2)      50,000          51,623
  Alabama Power Co.                                       7.85%     5/15/2003         36,475          38,024
  American Electric Power                                 5.50%     5/15/2003         49,000          48,640
  Boston Edison Co.                                       6.80%     3/15/2003         14,000          14,313
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Calenergy Co. Inc.                                      6.96%     9/15/2003      $  32,600       $  33,464
  Connectiv Inc.                                          6.73%     9/12/2003(1)      37,811          39,972
  Consolidated Edison                                    7.625%      3/1/2004          2,900           3,108
  DTE Energy Co.                                          6.00%      6/1/2004         26,500          27,512
  Detroit Edison Co.                                      5.05%     10/1/2005          9,500           9,812
  Dominion Fiber Ventures, LLC                            7.05%     3/15/2005(2)      18,200          16,380
  Dominion Resources Inc.                                 6.00%     1/31/2003         65,800          66,481
  East Coast Power                                       6.737%      4/6/2005(1)       5,264           5,264
  Edison Mission Energy Funding Corp.                     6.77%     9/15/2003(1)(2)    7,963           7,246
  Exelon Corp.                                            6.95%     6/15/2011          7,100           7,092
  Georgia Power Co.                                       5.75%     1/31/2003         70,120          71,363
  HGI Transelec Chile SA                                 7.875%     4/15/2011         31,683          32,970
  Ipalco Enterprises Inc.                                7.375%    11/14/2008         28,850          26,779
  Limestone Electron Trust                               8.625%     3/15/2003         64,500          54,180
  LG&E Capital Corp.                                     6.205%      5/1/2004(2)      26,200          27,120
  Nevada Power Co.                                        6.00%     9/15/2003(2)      20,000          17,400
  New York State Electric & Gas                           6.75%    10/15/2002          7,140           7,195
  NiSource Finance Corp.                                  5.75%     4/15/2003         13,725          13,575
  PPL Capital Funding                                     7.75%     4/15/2005         24,800          25,472
  PSE&G Capital Corp.                                     6.25%     5/15/2003(2)      42,070          42,803
  Pacific Gas & Electric Co.                             7.375%     11/1/2005**(2)    28,560          27,275
  Pinnacle West Capital Corp.                             4.50%      2/9/2004(2)      77,630          78,508
  Progress Capital Holdings                               7.45%      9/1/2003(2)       9,820          10,178
  Progress Energy                                         6.55%      3/1/2004         29,250          30,541
  Reliant Energy Mid-Atlantic Power Holding              8.554%      7/2/2005(1)      17,215          12,912
  Reliant Energy Resources                               8.125%     7/15/2005         24,800          17,856
  South Carolina Electric & Gas                           7.50%     6/15/2005          9,930          10,921
  Southern California Edison Co.                          8.95%     11/3/2003         43,935          41,738
  TXU Corp.                                               5.52%     8/16/2003        108,253         110,495

  NATURAL GAS (1.7%)
  AGL Capital Corp.                                      7.125%     1/14/2011          9,900           9,999
  Columbia Energy Group                                   6.61%    11/28/2002         35,693          35,927
  Enterprise Products                                     8.25%     3/15/2005         41,350          45,128
  KN Energy, Inc.                                         6.45%      3/1/2003         29,000          29,443
  Keyspan Corp.                                           7.25%    11/15/2005         17,385          18,996
  TransCanada Pipelines                                  7.875%    12/15/2002         14,000          14,251
  Osprey Trust                                            8.31%     1/15/2003*(2)     39,875           7,277
  Peoples Energy Corp.                                    6.90%     1/15/2011         10,000          10,273
  Transcontinental Gas Pipeline                          8.875%     9/15/2002         15,150          13,635
  Yosemite Security Trust                                 8.25%    11/15/2004*(2)     11,820           1,921

1,215,062

------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $9,341,031)                                                                                9,413,747
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.8%)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.8%)
U.S. Treasury Note                                       2.875%     6/30/2004         16,000          16,209
U.S. Treasury Note                                        3.50%    11/15/2006         35,380          35,617
U.S. Treasury Note                                       4.375%     5/15/2007         29,900          31,100
U.S. Treasury Note                                       4.875%     2/15/2012          5,000           5,158
                                                                                                ------------
                                                                                                      88,084
                                                                                                ------------
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
AGENCY BONDS AND NOTES (1.5%)
Federal Home Loan Mortgage Corp.                          4.25%     6/15/2005       $ 25,000       $  25,832
Federal National Mortgage Assn.                           5.50%      5/2/2006         49,000          52,724
Federal National Mortgage Assn.                           5.25%      8/1/2012         25,000          24,683
Federal National Mortgage Assn.                          5.252%      7/1/2032(1)      23,559          24,106
Federal National Mortgage Assn.                          5.131%     8/24/2032(1)      38,500          39,308
                                                                                                ------------
                                                                                                     166,653
                                                                                                ------------
MORTGAGE-BACKED SECURITIES (5.5%)
Federal Home Loan Mortgage Corp.                          6.00%      3/1/2017(1)      35,236          36,293
Federal Home Loan Mortgage Corp.                          6.00%      4/1/2017(1)     119,538         123,123
Federal Home Loan Mortgage Corp.                          6.00%    10/15/2027(1)      15,368          16,437
Federal National Mortgage Assn.                           6.00%    11/25/2014(1)     103,200         105,716
Federal National Mortgage Assn.                           6.00%     12/1/2016(1)      39,378          40,461
Federal National Mortgage Assn.                           6.00%      3/1/2017(1)      26,909          27,649
Federal National Mortgage Assn.                           6.50%     12/1/2011(1)       7,093           7,472
Federal National Mortgage Assn.                           6.50%      9/1/2016(1)     128,193         133,529
Federal National Mortgage Assn.                           7.00%     5/15/2004(1)       7,051           7,510
Federal National Mortgage Assn.                           7.00%      6/7/2004(1)      13,686          14,594
Federal National Mortgage Assn.                           7.00%     12/1/2011(1)      71,904          76,675
Federal National Mortgage Assn.                           7.50%     5/14/2006(1)       8,795           9,413
                                                                                                ------------
                                                                                                     598,872
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $840,404)                                                                                    853,609
------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(4.2%)
------------------------------------------------------------------------------------------------------------
Bayerische Landesbank                                     5.00%     7/20/2004          9,000           9,438
European Investment Bank                                 4.625%      3/1/2007         27,500          28,377
Export Development Canada                                 4.55%     6/30/2005          5,500           5,720
Export Development Canada                                 4.00%      8/1/2007         28,500          28,440
Korea Electric Power                                      7.00%     10/1/2002          6,000           6,033
Landwirtschaft Rentenbank                                4.875%     3/12/2007         43,000          44,828
Pemex Finance Ltd.                                       6.125%    11/15/2003(1)       2,340           2,413
Pemex Finance Ltd.                                        9.14%     8/15/2004(1)      26,537          28,047
Pemex Finance Ltd.                                        8.02%     5/15/2007(1)      15,290          16,277
Pemex Finance Ltd.                                        9.69%     8/15/2009(1)      41,000          46,818
Province of Manitoba                                      4.25%    11/20/2006         48,500          49,456
Province of New Brunswick                                7.625%     6/29/2004         15,850          17,280
Province of Ontario                                       4.20%     6/30/2005        110,025         113,221
Province of Saskatchewan                                 6.625%     7/15/2003         11,384          11,867
Province of Quebec                                        5.00%     7/17/2009         10,000          10,149
Republic of Chile                                        5.625%     7/23/2007         38,300          38,397
------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $440,219)                                                                                    456,761
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.8%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note H                       1.83%-1.84%      8/1/2002        196,897         196,897
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                     1.84%      8/1/2002        108,333         108,333
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $305,230)                                                                                    305,230
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (Cost $10,926,884)                                                                              11,029,347
------------------------------------------------------------------------------------------------------------

                                                                                                      MARKET
                                                                                                      VALUE*
                                                                                                       (000)
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                268,272
Liabilities--Note H                                                                                (409,342)
                                                                                                ------------
                                                                                                   (141,070)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $10,888,277
============================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
**Income being paid in arrears--security in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, the aggregate value of these securities was $1,895,552,000, representing 17.4% of net assets.
(3) Securities with a value of $8,310,000 have been segregated as initial margin for open futures contracts.
(4) Securities with an aggregate value of $479,769,000 have been segregated in connection with open swap contracts.
(5) Scheduled principal and interest payments are guaranteed by Capital Markets Assurance Corporation.
(6) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(7) Adjustable-rate note.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                    $ 11,011,348
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                        (198,969)
Unrealized Appreciation (Depreciation)--Note G
  Investment Securities                                                 102,463
  Futures Contracts                                                     (14,508)
  Swap Contracts                                                        (12,057)
--------------------------------------------------------------------------------
NET ASSETS                                                          $10,888,277
================================================================================
Investor Shares--Net Assets
Applicable to 766,545,430 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $8,166,463
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $10.65
================================================================================
Admiral Shares--Net Assets
Applicable to 219,016,934 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $2,333,317
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.65
================================================================================
Institutional Shares--Net Assets
Applicable to 36,466,292 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $388,497
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                          $10.65
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.3%)
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.7%)
American Express Credit Account Master Trust              5.85%    11/15/2006(1)    $  5,000       $   5,254
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                       6.32%     9/25/2005(1)       1,469           1,505
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                       6.42%     9/25/2008(1)       1,800           1,940
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-1                        6.38%     9/25/2008(1)(3)   15,000          16,203
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SDG&E-1                      6.31%     9/25/2008(1)       4,409           4,755
Chase Manhattan Credit Card Master Trust                 1.928%    10/15/2006(1)(6)   20,000          20,021
Citibank Credit Card Master Trust                         6.30%     5/15/2008(1)      10,000          10,859
ComEd Transitional Funding Trust                          5.63%     6/25/2009(1)(3)   15,000          16,017
Detroit Edison Securitization Funding LLC                6.192%      3/1/2013(1)      15,000          16,305
Discover Card Master Trust I                             2.118%     2/16/2007(1)(6)   10,000          10,048
First USA Credit Card Master Trust                        1.93%    11/20/2006(1)(6)   15,000          15,013
Fleet Credit Card Master Trust II                        2.058%     4/16/2007(1)(6)   20,000          20,064
Illinois Power Special Purpose Trust                      5.54%     6/25/2009(1)(3)    7,000           7,413
MBNA Master Credit Card Trust II                          7.15%     1/15/2008(1)      15,000          16,521
PP&L Transitional Bond Co. LLP                            7.05%     6/25/2009(1)       4,325           4,855
PSE&G Transition Bonds                                    6.61%     6/15/2015(1)      15,000          16,581
PECO Energy Transition Trust                              6.05%      3/1/2009(1)(3)   10,675          11,550
PECO Energy Transition Trust                              6.52%    12/31/2010(1)      10,000          10,906
Standard Credit Master Trust                              7.25%      4/7/2008(1)       3,200           3,594
TIAA Structured Finance CDO I, Ltd.                       7.06%    11/15/2030(1)       9,500          10,186
                                                                                                ------------
                                                                                                     219,590
                                                                                                ------------
FINANCE (20.4%)
  BANKING (6.4%)
  BB&T Corp.                                              6.50%      8/1/2011         12,500          13,039
  Bank One NA                                             5.50%     3/26/2007          7,600           8,010
  Barclays Bank PLC                                       8.55%     6/15/2011(2)      24,175          28,019
  Citicorp Lease Pass-Through Trust                       7.22%     6/15/2005(1)(2)    1,484           1,591
  First Security Corp.                                   6.875%    11/15/2006         10,917          12,068
  Firstar Bank Milwaukee NA                               7.80%      7/5/2010         10,000          10,641
  Hudson United Bank                                      7.00%     5/15/2012          9,200           9,619
  ING Capital Funding Trust III                          8.439%    12/31/2010         13,200          14,652
  Mellon Bank Corp.                                      7.625%     9/15/2007          5,000           5,729
  North Fork Bancorp                                     5.875%     8/15/2012(2)       5,500           5,486
  Regions Financial Corp.                                6.375%     5/15/2012          8,975           9,420
  UBS Preferred Funding Trust II                         7.247%     6/29/2049(1)       9,350           9,836
  UBS Preferred Funding Trust I                          8.622%     10/1/2049(1)      21,850          25,324
  US Bank NA                                              6.30%      2/4/2014         16,000          16,850
  Union Planters Bank NA                                 5.125%     6/15/2007         10,000          10,179
  Wachovia Corp.                                          4.95%     11/1/2006         16,000          16,406
  Wells Fargo & Co.                                       6.25%     4/15/2008         10,000          10,801
  Western Financial Bank                                 9.625%     5/15/2012          1,355           1,314

  BROKERAGE (2.1%)
  Goldman Sachs & Co.                                    6.875%     1/15/2011         10,000          10,522
  Morgan Stanley Dean Witter & Co.                        6.60%      4/1/2012         10,000          10,386
  Salomon Smith Barney Holdings                           6.50%     2/15/2008         31,500          33,678
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Spear, Leeds & Kellogg, LP                              8.25%     8/15/2005(2)     $ 5,000        $  5,564
  Topaz Ltd.                                              6.92%     3/10/2007(1)(2)    6,835           7,398

  FINANCE COMPANIES (4.4%)
  Boeing Capital Corp.                                    6.50%     2/15/2012          7,000           7,436
  Boeing Capital Corp.                                    5.80%     1/15/2013          5,000           5,041
  Capital One Bank                                        6.70%     5/15/2008         12,178          10,548
  Countrywide Home Loan                                   5.50%      8/1/2006         10,000          10,304
  Ford Motor Credit Co.                                   7.25%    10/25/2011         30,500          29,964
  General Electric Capital Corp.                         5.875%     2/15/2012         25,000          25,236
  General Electric Capital Corp.                          6.00%     6/15/2012         10,000          10,174
  General Motors Acceptance Corp.                         7.00%      2/1/2012         30,000          29,867
  Washington Mutual Finance Corp.                        6.875%     5/15/2011         10,000          10,734
  Wells Fargo Finance                                    5.875%     8/15/2008          5,000           5,294

  INSURANCE (5.5%)
  AIG SunAmerica Global Financing                         5.85%      8/1/2008(2)      10,000          10,561
  Anthem Insurance                                        6.80%      8/1/2012         10,000           9,897
  Fidelity National Financial Inc.                        7.30%     8/15/2011          7,500           7,871
  John Hancock Global Funding II                          7.90%      7/2/2010(2)      15,000          17,112
  Jackson National Life Insurance Co.                     5.25%     3/15/2007(2)       9,500           9,850
  Lincoln National Corp.                                  6.20%    12/15/2011          7,000           7,126
  Metlife Inc.                                           6.125%     12/1/2011         25,000          25,586
  Monumental Global Funding II                            6.05%     1/19/2006(2)      12,000          12,867
  NAC Re Corp.                                            7.15%    11/15/2005          6,500           7,037
  Nationwide Financial Services                           5.90%      7/1/2012          5,000           4,928
  Nationwide Life Global Funding                          5.35%     2/15/2007(2)      10,820          11,226
  Principal Life Global Funding I                        6.125%      3/1/2006(2)      19,870          20,966
  Progressive Corp.                                      6.375%     1/15/2012          5,800           6,020
  Prudential Insurance Co. of America                    6.375%     7/23/2006(2)      10,800          11,493
  TIAA Global Markets                                     5.00%      3/1/2007(2)      16,850          17,329
  Real Estate Investment Trusts (2.0%)
  EOP Operating LP                                        7.00%     7/15/2011         10,000          10,511
  First Industrial LP                                     7.00%     12/1/2006          1,500           1,607
  First Industrial LP                                     7.60%     5/15/2007          3,000           3,303
  HRPT Properties Trust                                   6.95%      4/1/2012         10,000          10,293
  Health Care Property Investment Inc.                    6.45%     6/25/2012          9,700           9,859
  Irvine Apartment Communities Inc.                       7.00%     10/1/2007          5,000           5,393
  Merry Land & Investment Co., Inc.                      6.875%     11/1/2004          2,000           2,114
  Merry Land & Investment Co., Inc.                       6.90%      8/1/2007          5,000           5,375
  New Plan Excel Realty Trust                            5.875%     6/15/2007          2,205           2,264
  Security Capital Group                                  7.15%     6/15/2007          2,000           2,203
  Shurgard Storage Centers, Inc.                          7.75%     2/22/2011         11,000          11,857
                                                                                                ------------
                                                                                                     665,778
                                                                                                ------------
INDUSTRIAL (41.2%)
  BASIC INDUSTRIES (1.6%)
  Corporacion Nacional del Cobre de Chile                7.375%      5/1/2009(2)      11,188          11,490
  Dow Chemical Corp.                                      5.75%    12/15/2008          7,800           7,855
  Eaton Corp.                                             5.75%     7/15/2012         10,000          10,102
  Rio Tinto Finance Ltd.                                  5.75%      7/3/2006         12,600          13,294
  Weyerhaeuser Co.                                        6.75%     3/15/2012(2)       7,000           7,308
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  CAPITAL GOODS (3.9%)
  Allied Signal Inc.                                      6.20%      2/1/2008     $   13,300       $  14,302
  Allied Waste Industries, Inc.                          10.00%      8/1/2009          6,850           6,165
  BAE Systems Holdings Inc.                               6.40%    12/15/2011(2)       7,000           7,343
  Bemis Co. Inc.                                          6.50%     8/15/2008          5,000           5,384
  British Aerospace Systems                              7.156%    12/15/2011(1)(2)    9,870          10,619
  CRH Capital Inc.                                        6.95%     3/15/2012         10,000          10,689
  Crown Cork & Seal                                      7.125%      9/1/2002          1,575           1,520
  Emerson Electric Co.                                   7.125%     8/15/2010         12,500          13,868
  JLG Industries Inc.                                    8.375%     6/15/2012(2)       1,675           1,616
  L-3 Communications Corp.                               7.625%     6/15/2012(2)         675             677
  Masco Corp.                                            5.875%     7/15/2012         10,000          10,066
  NMHG Holding Co.                                       10.00%     5/15/2009(2)         565             565
  Owens-Brockway Glass                                   8.875%     2/15/2009(2)       2,250           2,216
  Tyco International Group SA                            6.375%     2/15/2006            616             480
  Tyco International Group SA                            6.375%    10/15/2011          1,100             814
  USA Waste Services                                     7.125%     10/1/2007          5,560           5,708
  United Technologies Corp.                               6.35%      3/1/2011         25,000          26,727
  Waste Management, Inc.                                 7.375%      8/1/2010          8,000           7,934

  COMMUNICATIONS (5.3%)
  AT&T Wireless Services Inc.                            7.875%      3/1/2011         26,500          20,007
  American Tower Corp.                                   9.375%      2/1/2009          3,800           1,995
  Ameritech Capital Funding                               6.15%     1/15/2008         10,000          10,649
  British Telecommunications PLC                         7.875%    12/15/2005         12,000          12,955
  CSC Holdings, Inc.                                     7.625%      4/1/2011            675             526
  CSC Holdings, Inc. Pfd.                               11.125%      4/1/2008             48           2,315
  Charter Communications Holdings                        10.00%    11/15/2008          7,075           4,457
  Cingular Wireless                                       6.50%    12/15/2011(2)      15,000          13,431
  Continental Cablevision                                 8.30%     5/15/2006         21,000          19,320
  GTE Corp.                                               6.36%     4/15/2006          5,000           5,041
  GTE Northwest Inc.                                      5.55%    10/15/2008         15,000          14,181
  GTE South Inc.                                          6.00%     2/15/2008          7,000           6,829
  Global Crossing Holding Ltd.                           9.625%     5/15/2003*         1,575              20
  Global Crossing Holding Ltd.                           9.125%    11/15/2006*         2,075              26
  Global Crossing Holding Ltd.                            9.50%    11/15/2009*         2,200              28
  Pearson PLC                                             7.00%     6/15/2011(2)       2,250           2,384
  Southwestern Bell Telephone                             6.59%     9/29/2008          5,650           6,124
  TCI Communications, Inc.                                7.25%      8/1/2005          7,000           6,437
  Telstra Corp. Ltd.                                     6.375%      4/1/2012         15,000          15,467
  Thomson Corp.                                           5.75%      2/1/2008         10,000          10,354
  Verizon Wireless Inc.                                  5.375%    12/15/2006(2)      12,050          11,193
  Verizon New York Inc.                                  6.875%      4/1/2012         10,000           9,698

  CONSUMER CYCLICAL (5.4%)
  AOL Time Warner Inc.                                   6.875%      5/1/2012         15,000          12,375
  Costco Wholesale Corp.                                  5.50%     3/15/2007          4,425           4,672
  Walt Disney Co.                                         5.50%    12/29/2006         27,100          27,760
  Home Depot Inc.                                        5.375%      4/1/2006          5,000           5,256
  International Speedway Corp.                           7.875%    10/15/2004          5,000           5,302
  Isle of Capri Casinos                                   9.00%     3/15/2012          2,010           2,000
  Kohl's Corp.                                            6.30%      3/1/2011         14,700          15,531
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Mandalay Resorts Group                                 9.375%     2/15/2010      $   1,575       $   1,630
  Park Place Entertainment Corp.                         7.875%     3/15/2010          2,250           2,239
  Russell Corp.                                           9.25%      5/1/2010(2)       1,350           1,384
  Starwood Hotels Resorts                                7.875%      5/1/2012         15,000          14,250
  Target Corp.                                            5.40%     10/1/2008          6,480           6,724
  Target Corp.                                           5.375%     6/15/2009         16,620          17,037
  Toys R Us                                              7.625%      8/1/2011         20,000          19,445
  WCI Communities Inc.                                   9.125%      5/1/2012          2,700           2,565
  Wal-Mart Stores, Inc.                                  6.875%     8/10/2009         34,000          37,934

  CONSUMER NONCYCLICAL (14.5%)
  Abbott Laboratories                                    5.625%      7/1/2006          5,000           5,262
  American Home Products                                  6.25%     3/15/2006         10,000          10,158
  Apogent Technologies Inc.                               8.00%      4/1/2011         10,000          11,144
  Archer-Daniels-Midland Co.                              5.87%    11/15/2010         10,000          10,226
  Beckman Coulter Inc.                                   6.875%    11/15/2011         15,000          15,634
  Biovail Corp.                                          7.875%      4/1/2010          1,115           1,078
  Bristol-Myers Squibb                                    5.75%     10/1/2011         27,000          26,912
  Campbell Soup Co.                                      5.875%     10/1/2008         10,000          10,524
  Cargill Inc.                                            6.25%      5/1/2006(2)      13,000          13,803
  Cargill Inc.                                           6.375%      6/1/2012(2)      20,000          21,024
  Colgate-Palmolive Co.                                   5.98%     4/25/2012         14,300          15,102
  Conagra Foods Inc.                                      6.75%     9/15/2011         10,000          10,581
  Coors Brewing Co.                                      6.375%     5/15/2012(2)       7,000           7,384
  Dole Foods Inc.                                         7.25%      5/1/2009          5,000           4,995
  Estee Lauder Cos., Inc.                                 6.00%     1/15/2012          6,800           7,050
  Fisher Scientific International                        8.125%      5/1/2012          1,125           1,114
  Fleming Cos. Inc.                                     10.625%     7/31/2007            900             859
  Fleming Cos. Inc.                                      9.875%      5/1/2012(2)       1,790           1,629
  Fosters Finance Corp.                                  6.875%     6/15/2011(2)       8,650           9,402
  General Mills, Inc.                                     6.00%     2/15/2012          7,500           7,617
  HCA Inc.                                                6.95%      5/1/2012         15,000          15,193
  HealthSouth Corp.                                      7.625%      6/1/2012(2)      12,000          10,200
  Healthcare Services                                     7.75%     6/15/2011(2)      20,000          20,808
  Heinz (H.J.) Co.                                       6.625%     7/15/2011(2)      10,500          11,314
  Hormel Foods Corp.                                     6.625%      6/1/2011(2)       6,000           6,438
  Kellogg Co.                                             6.60%      4/1/2011         13,500          14,477
  Kraft Foods Inc.                                       5.625%     11/1/2011         20,000          20,199
  Kraft Foods Inc.                                        6.25%      6/1/2012         10,000          10,535
  Kroger Co.                                              6.20%     6/15/2012          9,300           9,481
  Land O Lakes Inc.                                       8.75%    11/15/2011          4,175           2,714
  McKesson Corp.                                          7.75%      2/1/2012          5,000           5,377
  Panamerican Beverage Inc.                              8.125%      4/1/2003          7,000           7,152
  Pepsi Americas Inc.                                     5.95%     2/15/2006         11,460          11,880
  Procter & Gamble Co.                                    4.30%     8/15/2008         11,000          10,993
  Quest Diagnostic Inc.                                   6.75%     7/12/2006         18,225          19,346
  Quest Diagnostic Inc.                                   7.50%     7/12/2011          5,130           5,577
  RJ Reynolds Tobacco Holdings Inc.                       7.25%      6/1/2012          5,000           5,022
  Sara Lee Corp.                                          6.25%     9/15/2011         25,000          26,484
  Unilever Capital Corp.                                 7.125%     11/1/2010         34,000          38,180
  United Health Group Inc.                                5.20%     1/17/2007         13,150          13,578
  Wellpoint Health Network                               6.375%     1/15/2012         15,000          15,636
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  ENERGY (4.6%)
  Amerada Hess Corp.                                      6.65%     8/15/2011      $  12,000       $  12,610
  Apache Corp.                                            6.25%     4/15/2012          8,000           8,479
  Baker Hughes Inc.                                      7.875%     6/15/2004          2,000           2,177
  Conoco Funding Co.                                      6.35%    10/15/2011         10,000          10,543
  Forest Oil Corp.                                       10.50%     1/15/2006            675             709
  Forest Oil Corp.                                        8.00%     6/15/2008          4,500           4,567
  Husky Oil Ltd.                                          6.25%     6/15/2012          7,200           7,383
  Marathon Oil Corp.                                     6.125%     3/15/2012          5,000           5,039
  Oil Enterprises Ltd.                                   6.239%     6/30/2008(1)(2)(4) 5,319           5,748
  PF Export Receivables Master Trust                      6.60%     12/1/2011(1)(2)   25,000          26,536
  Petroliam Nasional Bhd.                                 7.75%     8/15/2015(2)      15,000          16,388
  Petronas Capital Ltd.                                   7.00%     5/22/2012(2)      11,225          11,746
  Pure Resources Inc.                                    7.125%     6/15/2011(2)       6,000           5,964
  Transocean Sedco Forex Inc.                             6.75%     4/15/2005         13,785          14,685
  Valero Energy Corp.                                    6.875%     4/15/2012          8,000           8,297
  Woodside Finance Ltd.                                   6.70%      8/1/2011(2)      10,000          10,275

  OTHER (1.6%)
  Cintas Corp.                                            6.00%      6/1/2012(2)       5,000           5,182
  Minnesota Mining & Manufacturing ESOP Trust             5.62%     7/15/2009(1)(2)    7,043           7,351
  Parker Retirement Savings Plan Trust                    6.34%     7/15/2008(1)(2)    3,201           3,351
  Targeted Return Index Securities Trust 5-2002           5.89%     1/25/2007(2)      12,824          12,894
  Targeted Return Index Securities Trust 10-2002         6.851%     1/15/2012(2)      22,800          23,458

  TECHNOLOGY (2.0%)
  Applied Materials, Inc.                                 8.00%      9/1/2004          5,000           5,422
  Applied Materials, Inc.                                 6.75%    10/15/2007         11,250          12,173
  Computer Sciences Corp.                                 6.25%     3/15/2009         10,625          10,963
  First Data Corp.                                       5.625%     11/1/2011         15,750          15,827
  NCR Corp.                                              7.125%     6/15/2009          9,400           9,728
  ON Semiconductor Corp.                                 12.00%     5/15/2008(2)       1,400           1,176
  Seagate Technology                                      8.00%     5/15/2009(2)         675             650
  Texas Instruments Inc.                                  7.00%     8/15/2004          5,000           5,353
  Xerox Corp.                                             9.75%     1/15/2009(2)       4,950           3,960

  TRANSPORTATION (2.3%)
  AMR Corp.                                              10.15%      3/7/2006          3,075           2,706
  Burlington Northern Railroad Co.
    (Equipment Trust Certificates)                        7.33%     6/23/2010(1)       3,285           3,667
  Continental Airlines, Inc.
    (Equipment Trust Certificates)                       6.648%     3/15/2019          1,383           1,303
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      7.434%     3/15/2006(1)       5,000           4,171
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      6.563%     2/15/2012(1)       3,000           3,123
  Continental Airlines, Inc.
    Pass-Through Trust Certificates                      7.256%     3/15/2020(1)       6,416           6,134
  Delta Air Lines, Inc.                                   6.65%     3/15/2004          3,615           3,217
  Delta Air Lines, Inc.                                   7.70%    12/15/2005          1,575           1,370
  Delta Air Lines, Inc.                                   7.90%    12/15/2009            675             560
  Delta Air Lines, Inc. (Equipment Trust Certificates)    8.54%      1/2/2007(1)       2,228           2,181
  Delta Air Lines, Inc. Pass-Through Trust Certificates  7.541%    10/11/2011(1)       3,775           3,666
  Delta Air Lines, Inc. Pass-Through Trust Certificates  6.417%      7/2/2012          8,000           8,260
  Hertz Corp.                                            7.625%     8/15/2007          5,000           5,076
  Hertz Corp.                                            6.625%     5/15/2008          5,000           4,790
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Kansas City Southern Industries, Inc.                   7.50%     6/15/2009(2)    $  1,125      $    1,125
  Northwest Airlines Corp.                               9.875%     3/15/2007          3,350           2,580
  Northwest Airlines Corp. Pass-Through Trust             8.07%      7/2/2016(1)         341             302
  Northwest Airlines Corp. Pass-Through Trust            7.575%      3/1/2019(1)         744             750
  Southwest Airlines Co.                                  6.50%      3/1/2012         15,000          15,468
  TFM SA de CV                                           12.50%     6/15/2012(2)       1,840           1,748
  United Airlines (Equipment Trust Certificates)         6.932%     9/11/2011          5,000           3,481
                                                                                                ------------
                                                                                                   1,342,677
                                                                                                ------------
UTILITIES (11.0%)
  ELECTRIC UTILITIES (8.8%)
  Alliant Energy Resources Corp.                         7.375%     11/9/2009         15,000          15,568
  American Electric Power                                 5.50%     5/15/2003         10,000           9,926
  Baltimore Gas & Electric Co.                            6.25%     12/8/2005          5,000           5,093
  Baltimore Gas & Electric Co.                            6.70%     12/1/2006          9,000           9,148
  Consolidated Edison Inc.                                6.25%      2/1/2008          7,750           8,360
  Dominion Fiber Ventures, LLC                            7.05%     3/15/2005(2)      11,600          10,440
  Duquesne Light Co.                                      6.70%     4/15/2012         12,000          12,596
  East Coast Power                                       6.737%     3/31/2008(1)       1,784           1,784
  Exelon Corp.                                            6.95%     6/15/2011          4,800           4,795
  FPL Group Capital                                      7.375%      6/1/2009         10,000          10,780
  Georgia Power Co.                                       6.20%      2/1/2006         12,900          13,759
  HGI Transelec Chile SA                                 7.875%     4/15/2011         20,379          21,207
  IPALCO Enterprises, Inc.                               7.625%    11/14/2011         10,000           8,602
  LG&E Capital Corp.                                      6.46%     1/15/2008(2)       5,000           5,057
  Limestone Electron Trust                               8.625%     3/15/2003          5,000           4,200
  Midamerican Energy Holdings Co.                        6.375%     6/15/2006          5,000           5,273
  Nstar                                                   8.00%     2/15/2010         20,000          22,311
  Oncor Electric Delivery Co.                            6.375%      5/1/2012(2)      11,700          11,834
  PECO Energy Co.                                         5.95%     11/1/2011(2)      27,000          27,708
  PPL Electric Utilities Corp.                            6.25%     8/15/2009         10,000          10,376
  Pacific Gas & Electric Co.                             7.375%     11/1/2005**(2)    11,200          10,696
  PacifiCorp Australia LLC                                6.15%     1/15/2008(2)(5)   14,000          14,988
  Reliant Energy Resources                               8.125%     7/15/2005         10,000           7,200
  SCANA Corp.                                             6.25%      2/1/2012          8,000           8,400
  Southern California Edison Co.                          8.95%     11/3/2003          9,500           9,025
  Southern California Edison Co.                         7.625%     1/15/2010         20,000          17,000

  NATURAL GAS (2.2%)
  AGL Capital Corp.                                      7.125%     1/14/2011         10,000          10,100
  Consolidated Natural Gas                                6.25%     11/1/2011          5,000           5,064
  El Paso Energy Corp.                                   7.375%    12/15/2012          7,000           5,460
  Enterprise Products                                     8.25%     3/15/2005          8,300           9,058
  Enterprise Products                                     7.50%      2/1/2011         10,000          10,621
  KeySpan Gas East Corp.                                 7.875%      2/1/2010         10,000          11,308
  Northern Border Pipeline Co.                            7.75%      9/1/2009          7,000           7,561
  Osprey Trust                                            8.31%     1/15/2003*(2)      5,000             913
  Peoples Energy Corp.                                    6.90%     1/15/2011         11,000          11,300
  Yosemite Security Trust                                 8.25%    11/15/2004*(2)      2,500             406
                                                                                                ------------
                                                                                                     357,917
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $2,541,824)                                                                                2,585,962
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.8%)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.8%)
U.S. Treasury Note                                        3.50%    11/15/2006      $  15,075      $   15,176
U.S. Treasury Note                                       4.375%     5/15/2007         15,000          15,602
U.S. Treasury Note                                        5.50%     2/15/2008         20,600          22,462
U.S. Treasury Note                                       5.625%     5/15/2008         12,000          13,139
U.S. Treasury Note                                       4.875%     2/15/2012        118,845         122,595
                                                                                                ------------
                                                                                                     188,974
                                                                                                ------------
AGENCY BONDS AND NOTES (6.7%)
Federal Home Loan Mortgage Corp.                          5.75%     1/15/2012         51,600          54,226
Federal Home Loan Mortgage Corp.                         5.125%     7/15/2012         25,000          24,979
Federal National Mortgage Assn.                           6.25%      2/1/2011         30,000          32,024
Federal National Mortgage Assn.                           6.00%     5/15/2011(3)      20,000          21,428
Federal National Mortgage Assn.                          5.375%    11/15/2011         50,000          51,132
Federal National Mortgage Assn.                           5.25%      8/1/2012         35,000          34,557
                                                                                                ------------
                                                                                                     218,346
                                                                                                ------------
MORTGAGE-BACKED SECURITIES (1.3%)
Federal Home Loan Mortgage Corp.                          6.00%      4/1/2017(1)      36,301          37,389
Federal Home Loan Mortgage Corp.                          6.00%    10/15/2027(1)       4,500           4,813
                                                                                                ------------
                                                                                                      42,202
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $431,633)                                                                                    449,522
------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(3.7%)
------------------------------------------------------------------------------------------------------------
Export Development Canada                                 4.00%      8/1/2007         10,000           9,979
Landwirtschaft Rentenbank                                4.875%     3/12/2007         30,000          31,276
Malaysia                                                  7.50%     7/15/2011          6,000           6,531
Pemex Finance Ltd.                                        6.55%     2/15/2008(1)       5,000           5,287
Pemex Finance Ltd.                                        9.69%     8/15/2009(1)      15,000          17,129
Province of Manitoba                                      4.25%    11/20/2006         28,500          29,062
Province of Quebec                                        5.00%     7/17/2009          5,000           5,075
Republic of Chile                                        5.625%     7/23/2007         15,000          15,038
------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $114,067)                                                                                    119,377
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.4%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note H                       1.83%-1.84%      8/1/2002        203,569         203,569
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                     1.84%      8/1/2002         69,482          69,482
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $273,051)                                                                                    273,051
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.2%)
  (Cost $3,360,575)                                                                                3,427,912
------------------------------------------------------------------------------------------------------------

                                                                                                      MARKET
                                                                                                      VALUE*
                                                                                                       (000)
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.2%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                               $ 88,048
Security Lending Collateral Payable to Brokers--Note H                                             (203,569)
Other Liabilities                                                                                   (53,105)
                                                                                                ------------
                                                                                                   (168,626)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $3,259,286
============================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
**Income being paid in arrears--security in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, the aggregate value of these securities was $551,284,000, representing 16.9% of net assets.
(3) Securities with an aggregate value of $56,766,000 have been segregated in connection with open swap contracts.
(4) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(6) Adjustable-rate note.

================================================================================
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                      $3,239,921
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (48,007)
Unrealized Appreciation--Note G
  Investment Securities                                                  67,337
  Swap Contracts                                                             35
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,259,286
================================================================================
Investor Shares--Net Assets
Applicable to 234,997,997 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $2,286,419
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $9.73
================================================================================
Admiral Shares--Net Assets
Applicable to 99,991,258 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $972,867
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $9.73
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.1%)
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
Connecticut RRB Special Purpose Trust CL&P                6.21%    12/30/2011 (1)  $  12,870      $   13,919

FINANCE (26.7%)
  BANKING (8.2%)
  BB&T Corp.                                              6.50%      8/1/2011         25,000          26,079
  Banc One Corp.                                          7.75%     7/15/2025         25,000          27,471
  Banc One Corp.                                         7.625%    10/15/2026         10,000          10,888
  Banc One Corp.                                          8.00%     4/29/2027         15,000          16,872
  Bank of New York Co., Inc.                             6.375%      4/1/2012         20,000          20,682
  Citigroup, Inc.                                        6.625%     1/15/2028         25,000          24,191
  Citigroup, Inc.                                        6.625%     6/15/2032         22,000          21,112
  National City Bank Pennsylvania                         7.25%    10/21/2011         10,000          10,826
  National City Corp.                                    6.875%     5/15/2019          5,000           4,999
  NationsBank Corp.                                       7.75%     8/15/2015         10,000          11,640
  NationsBank Corp.                                       7.25%    10/15/2025          5,000           5,268
  NationsBank Corp.                                       6.80%     3/15/2028         35,000          35,874
  Regions Financial Corp.                                 7.00%      3/1/2011         25,005          26,635
  US Bank NA                                              6.30%      2/4/2014         49,000          51,603
  Wachovia Corp.                                         6.605%     10/1/2025         30,000          32,189
  Wells Fargo Bank NA                                     6.45%      2/1/2011         15,000          15,837

  FINANCE COMPANIES (2.1%)
  Associates Corp.                                        6.95%     11/1/2018          5,000           5,104
  General Electric Capital Corp.                         8.125%     5/15/2012         42,000          48,744
  General Electric Capital Services                       7.50%     8/21/2035         10,960          11,878
  General Motors Acceptance Corp.                         8.00%     11/1/2031         20,000          19,982

  INSURANCE (13.8%)
  Allstate Corp.                                          7.50%     6/15/2013         10,000          11,437
  Allstate Corp.                                          6.75%     5/15/2018         20,000          20,063
  Ambac, Inc.                                             7.50%      5/1/2023         20,000          20,668
  American General Corp.                                 6.625%     2/15/2029         24,000          23,877
  American Re Corp.                                       7.45%    12/15/2026         17,277          18,312
  Chubb Corp.                                             6.80%    11/15/2031         40,000          39,763
  CIGNA Corp.                                            7.875%     5/15/2027         25,000          27,755
  Cincinnati Financial Corp.                              6.90%     5/15/2028         20,000          19,105
  Equitable Companies Inc.                                7.00%      4/1/2028         34,910          34,880
  Farmers Exchange Capital                                7.05%     7/15/2028(2)      30,000          22,244
  General Electric Global Insurance Holdings Corp.        7.00%     2/15/2026         50,000          50,832
  John Hancock Mutual Life Insurance Co.                 7.375%     2/15/2024(2)      50,000          51,414
  Hartford Life Inc.                                     7.375%      3/1/2031         50,000          52,710
  Liberty Mutual Insurance Co.                            8.50%     5/15/2025(2)      50,000          47,929
  Lincoln National Corp.                                  6.20%    12/15/2011         15,000          15,270
  Lumbermens Mutual Casualty Co.                          9.15%      7/1/2026(2)      15,110          12,745
  MBIA Inc.                                               7.00%    12/15/2025          7,550           7,544
  MBIA Inc.                                               7.15%     7/15/2027          5,000           5,084
  Massachusetts Mutual Life                              7.625%    11/15/2023(2)      15,970          17,182
  Massachusetts Mutual Life                               7.50%      3/1/2024(2)       8,710           9,255
  Metropolitan Life Insurance Co.                         7.80%     11/1/2025(2)      35,000          36,995
  Travelers Property Casualty Corp.                       7.75%     4/15/2026         25,000          26,768
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  OTHER (2.6%)
  International Bank for Reconstruction & Development    7.625%     1/19/2023      $  43,320       $  52,562
  National Rural Utilities Corp.                          8.00%      3/1/2032         50,000          53,476
                                                                                                ------------
                                                                                                   1,105,744
                                                                                                ------------
INDUSTRIAL (58.0%)
  BASIC INDUSTRY (7.1%)
  ALCOA, Inc.                                             6.50%      6/1/2011         15,000          16,183
  Aluminum Co. of America                                 6.75%     1/15/2028         45,000          47,219
  Dow Chemical Co.                                       7.375%     11/1/2029         40,000          40,555
  E.I. du Pont de Nemours & Co.                           6.50%     1/15/2028         32,100          33,006
  Eaton Corp.                                            7.625%      4/1/2024         15,000          16,470
  International Paper Co.                                6.875%     11/1/2023         10,000           9,953
  Merck & Co., Inc.                                       5.95%     12/1/2028          5,450           5,102
  Morton International, Inc.                              9.25%      6/1/2020         10,000          12,380
  PPG Industries, Inc.                                   6.875%     2/15/2012         10,200          10,523
  PPG Industries, Inc.                                    9.00%      5/1/2021          9,750          11,255
  Pharmacia Corp.                                         6.75%    12/15/2027         28,000          29,377
  Rohm & Haas Co.                                         7.85%     7/15/2029         25,000          28,889
  Westvaco Corp.                                          9.75%     6/15/2020         15,000          18,536
  Westvaco Corp.                                          7.95%     2/15/2031         15,000          16,637

  CAPITAL GOODS (6.6%)
  Boeing Co.                                             6.625%     2/15/2038         13,000          12,945
  Boeing Co.                                             7.875%     4/15/2043          8,000           9,298
  Boeing Co.                                             6.875%    10/15/2043         18,625          19,061
  Caterpillar Inc.                                       6.625%     7/15/2028         39,000          39,477
  Deere & Co.                                             6.95%     4/25/2014         13,500          14,751
  Deere & Co.                                            7.125%      3/3/2031         18,680          19,522
  Lockheed Martin Corp.                                   7.65%      5/1/2016         35,000          40,402
  Lockheed Martin Corp.                                   8.50%     12/1/2029         16,000          19,455
  Minnesota Mining & Manufacturing Corp.                 6.375%     2/15/2028         35,000          34,863
  Tenneco Packaging                                      8.125%     6/15/2017         20,000          21,524
  United Technologies Corp.                              8.875%    11/15/2019         15,000          18,725
  United Technologies Corp.                               6.70%      8/1/2028          5,000           5,153
  United Technologies Corp.                               7.50%     9/15/2029         15,000          17,012

  COMMUNICATION (6.7%)
  BellSouth Corp.                                        6.875%    10/15/2031         40,000          39,346
  GTE Corp.                                               6.94%     4/15/2028         20,000          16,747
  Indiana Bell Telephone Co., Inc.                        7.30%     8/15/2026         35,000          38,764
  Michigan Bell Telephone Co.                             7.85%     1/15/2022         25,000          28,198
  New Jersey Bell Telephone Co.                           8.00%      6/1/2022         25,000          24,736
  New York Times Co.                                      8.25%     3/15/2025         30,000          32,789
  News America Holdings Inc.                              8.00%    10/17/2016         30,000          30,466
  Pacific Bell                                           7.125%     3/15/2026         15,000          15,812
  Washington Post Co.                                     5.50%     2/15/2009         50,000          50,340

  CONSUMER CYCLICAL (7.3%)
  Chrysler Corp.                                          7.45%      3/1/2027         15,000          15,073
  Dayton Hudson Corp.                                     6.65%      8/1/2028         10,000          10,079
  Walt Disney Co.                                         7.00%      3/1/2032         45,000          43,601
  Ford Motor Co.                                          8.90%     1/15/2032         40,000          41,336
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  General Motors Corp.                                    7.70%     4/15/2016     $   10,000      $   10,284
  General Motors Corp.                                    9.40%     7/15/2021         20,000          22,482
  General Motors Corp.                                    7.40%      9/1/2025         30,000          28,247
  Lowe's Companies, Inc.                                  6.50%     3/15/2029         21,010          20,913
  Target Corp.                                            7.00%     7/15/2031         10,000          10,599
  Time Warner Inc.                                       6.625%     5/15/2029         15,000          10,506
  Viacom Inc.                                            7.875%     7/30/2030         40,000          43,456
  Wal-Mart Stores                                         7.55%     2/15/2030         40,000          46,932

  CONSUMER NONCYCLICAL (17.3%)
  Anheuser-Busch Cos. Inc.                                6.75%    12/15/2027         10,000          10,649
  Anheuser-Busch Cos. Inc.                                6.80%     8/20/2032         31,900          34,238
  Anheuser-Busch Cos. Inc.                                6.00%     11/1/2041         15,000          14,271
  Bestfoods                                              6.625%     4/15/2028         30,000          31,206
  Bristol-Myers Squibb Co.                                6.80%    11/15/2026         40,000          39,731
  CPC International, Inc.                                 7.25%    12/15/2026         30,000          33,700
  Coca-Cola Co.                                           5.75%     3/15/2011         25,000          26,093
  Coca-Cola Enterprises, Inc.                             8.50%      2/1/2022          5,000           6,105
  Coca-Cola Enterprises, Inc.                             8.00%     9/15/2022          9,000          10,518
  Coca-Cola Enterprises, Inc.                             6.95%    11/15/2026         10,000          10,600
  Coca-Cola Enterprises, Inc.                             6.75%     1/15/2038          9,477           9,689
  Conagra Foods Inc.                                      6.75%     9/15/2011         35,000          37,033
  General Mills, Inc.                                     6.00%     2/15/2012         20,000          20,311
  Hershey Foods Corp.                                     7.20%     8/15/2027         17,700          19,440
  Johnson & Johnson                                       6.95%      9/1/2029         34,957          38,689
  Kellogg Co.                                             7.45%      4/1/2031         50,000          56,090
  Kimberly-Clark Corp.                                    6.25%     7/15/2018         25,000          25,388
  Kimberly-Clark Corp.                                   6.375%      1/1/2028         12,850          13,158
  Kraft Foods Inc.                                        6.50%     11/1/2031         60,000          59,557
  Eli Lilly & Co.                                        7.125%      6/1/2025         50,000          53,276
  Merck & Co.                                             6.30%      1/1/2026         30,000          29,436
  Pepsi Bottling Group Inc.                               7.00%      3/1/2029         35,000          37,682
  Procter & Gamble Co.                                    6.45%     1/15/2026         27,000          27,672
  Proctor & Gamble Co.                                    8.00%    10/26/2029          5,000           6,117
  Procter & Gamble Co. ESOP                               9.36%      1/1/2021         35,000          45,686
  Sysco Corp.                                             6.50%      8/1/2028         22,000          21,525

  ENERGY (5.8%)
  Amerada Hess Corp.                                      7.30%     8/15/2031         40,000          40,600
  Baker Hughes Inc.                                      6.875%     1/15/2029          7,914           8,148
  Burlington Resources Inc.                               7.40%     12/1/2031         25,000          26,871
  Devon Financing Corp.                                  7.875%     9/30/2031         20,000          21,413
  McDonald's Corp.                                       6.375%      1/8/2028         25,000          24,716
  Mobil Corp.                                            8.625%     8/15/2021         22,000          27,836
  Phillips Petroleum Co.                                  7.00%     3/30/2029         10,000          10,324
  Texaco Capital, Inc.                                    9.75%     3/15/2020         17,000          23,037
  Texaco Capital, Inc.                                   8.625%    11/15/2031         13,000          16,874
  Tosco Corp.                                             7.80%      1/1/2027         15,000          16,761
  Tosco Corp.                                            8.125%     2/15/2030         20,000          23,458
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  OTHER (1.6%)
  Archer-Daniels-Midland Co.                             8.375%     4/15/2017      $  20,000     $    24,896
  Archer-Daniels-Midland Co.                              7.50%     3/15/2027          4,015           4,453
  Archer-Daniels-Midland Co.                              6.75%    12/15/2027         11,000          11,220
  Archer-Daniels-Midland Co.                             6.625%      5/1/2029          4,000           4,034
  Parker-Hannifin Corp.                                   7.30%     5/15/2011         20,000          21,199

  TECHNOLOGY (1.9%)
  Becton, Dickinson & Co.                                 7.00%      8/1/2027          8,300           8,782
  International Business Machines Corp.                   7.00%    10/30/2025         50,000          50,244
  International Business Machines Corp.                   6.50%     1/15/2028         20,000          19,032

  TRANSPORTATION (3.7%)
  Burlington Northern Santa Fe Corp.                     6.875%     12/1/2027         25,000          25,203
  CSX Corp.                                               7.95%      5/1/2027         35,000          40,217
  Delta Air Lines, Inc.                                  6.714%      1/2/2023         20,000          20,818
  Federal Express Corp.                                   6.72%     1/15/2022         15,689          16,502
  Norfolk Southern Corp.                                  7.80%     5/15/2027         45,000          50,313
                                                                                                ------------
                                                                                                   2,403,790
                                                                                                ------------
UTILITIES (8.1%)
  ELECTRIC (5.5%)
  Commonwealth Edison                                     6.15%     3/15/2012(2)      15,000          15,532
  Duke Energy Corp.                                       6.00%     12/1/2028         25,000          19,752
  Exelon Corp.                                            6.75%      5/1/2011         25,000          24,649
  FirstEnergy Corp.                                      7.375%    11/15/2031         35,000          24,963
  Florida Power Corp.                                     6.75%      2/1/2028         22,375          21,750
  Northern States Power Co.                              7.125%      7/1/2025         30,000          19,500
  Oklahoma Gas & Electric Co.                             6.50%     4/15/2028         12,770          11,678
  Oncor Electric Delivery                                 7.00%      5/1/2032(2)      25,000          24,369
  PSEG Power Corp.                                       8.625%     4/15/2031         15,000          13,703
  South Carolina Electric & Gas Co.                      6.625%      2/1/2032         50,000          52,192

  NATURAL GAS (0.9%)
  Coastal Corp.                                          9.625%     5/15/2012         15,000          11,700
  Duke Energy Field Services                             8.125%     8/16/2030          5,000           4,101
  El Paso Natural Gas Co.                                 7.50%    11/15/2026         25,000          22,197

  OTHER (1.7%)
  Bell Telephone Company of Pennsylvania                  8.35%    12/15/2030          6,260           6,338
  Quebec Hydro Electric                                   9.40%      2/1/2021         40,000          53,558
  Texas Eastern Corp.                                     7.00%     7/15/2032         12,000          11,415
                                                                                                ------------
                                                                                                     337,397
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $3,788,101)                                                                                3,860,850
------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.0%)
------------------------------------------------------------------------------------------------------------
Province of Ontario                                      5.125%     7/17/2012         40,000          40,185
Province of Quebec                                        7.50%     9/15/2029         24,500          28,996
Province of Saskatchewan                                  8.50%     7/15/2022         10,000          12,960
------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $79,560)                                                                                      82,141
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.4%)
------------------------------------------------------------------------------------------------------------
AGENCY BONDS AND NOTES (1.4%)
Federal National Mortgage Assn.                          7.125%     1/15/2030       $ 50,000       $  57,403
Mortgage-Backed Securities
Federal National Mortgage Assn.                          15.50%     10/1/2012 (1)          3               4
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $49,942)                                                                                      57,407
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account--Note H            1.83%      8/1/2002         27,398          27,398
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account                    1.84%      8/1/2002         78,792          78,792
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $106,190)                                                                                    106,190
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (Cost $4,023,793)                                                                                4,106,588
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 77,603
Liabilities--Note H                                                                                 (39,263)
                                                                                                ------------
                                                                                                     38,340
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $4,144,928
============================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, the aggregate value of these securities was $237,665,000, representing 5.7% of net assets.

================================================================================
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                     $ 4,132,735
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                         (70,602)
Unrealized Appreciation--Note G                                          82,795
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,144,928
================================================================================
Investor Shares--Net Assets
Applicable to 415,631,750 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $3,617,119
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $8.70
================================================================================
Admiral Shares--Net Assets
Applicable to 60,648,882 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $527,809
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $8.70
================================================================================

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (88.7%)
------------------------------------------------------------------------------------------------------------
FINANCE (3.7%)
  BANKING (1.7%)
  Chevy Chase Savings Bank                                9.25%     12/1/2008      $  15,000     $    15,075
  Sovereign Bancorp, Inc.                                10.50%    11/15/2006         40,000          44,318
  Western Financial Bank                                 8.875%      8/1/2007         20,000          19,300
  Western Financial Bank                                 9.625%     5/15/2012         30,000          29,100

  FINANCE COMPANIES (0.9%)
  UCAR Finance, Inc.                                     10.25%     2/15/2012         53,415          54,483

  INSURANCE (0.7%)
  CNA Financial Corp.                                     6.50%     4/15/2005          7,821           7,586
  CNA Financial Corp.                                     6.75%    11/15/2006         20,935          20,202
  CNA Financial Corp.                                     6.60%    12/15/2008          1,500           1,425
  Conseco Inc.                                            9.00%     4/15/2008(1)      19,540           5,471
  Conseco Inc.                                           10.75%     6/15/2009(1)      36,965          10,720

  OTHER (0.4%)
  Armkel Finance, Inc.                                    9.50%     8/15/2009         25,575          26,534
                                                                                                ------------
                                                                                                     234,214
                                                                                                ------------
INDUSTRIAL (77.9%)
  BASIC INDUSTRY (15.4%)
  AK Steel Corp.                                         7.875%     2/15/2009         25,000          25,125
  AK Steel Corp.                                          7.75%     6/15/2012(1)      40,000          40,000
  ARCO Chemical Co.                                       9.80%      2/1/2020         20,000          16,600
  Advanced Medical Optics                                 9.25%     7/15/2010(1)      26,250          25,987
  Armco, Inc.                                             9.00%     9/15/2007         20,000          20,400
  Beazer Homes USA, Inc.                                 8.875%      4/1/2008             95              95
  Beazer Homes USA, Inc.                                 8.625%     5/15/2011         30,000          29,850
  Boise Cascade Co.                                       7.50%      2/1/2008         22,500          24,105
  Boise Cascade Co.                                       9.45%     11/1/2009         15,000          16,988
  Boise Cascade Office Products Corp.                     7.05%     5/15/2005         14,490          15,220
  CSK Auto, Inc.                                         12.00%     6/15/2006          5,900           6,254
  Caraustar Industries, Inc.                             9.875%      4/1/2011         41,000          41,000
  Century Aluminum Co.                                   11.75%     4/15/2008         37,000          38,850
  Container Corp. of America                              9.75%      4/1/2003         40,000          40,700
  Fonda Group Inc.                                        9.50%      3/1/2007         15,000          12,450
  Graphic Packaging Corp.                                8.625%     2/15/2012(1)       6,245           6,183
  IMC Global, Inc.                                      10.875%      6/1/2008          8,585           9,057
  IMC Global, Inc.                                       11.25%      6/1/2011         14,065          14,909
  Kaufman & Broad Home Corp.                              7.75%    10/15/2004         26,250          26,775
  KB Home                                                8.625%    12/15/2008         13,985          13,985
  Longview Fibre Co.                                     10.00%     1/15/2009(1)      32,790          33,774
  Lyondell Chemical Co.                                  9.625%      5/1/2007         56,000          52,640
  Lyondell Chemical Co.                                   9.50%    12/15/2008         23,280          21,418
  Methanex Corp.                                          8.75%     8/15/2012         10,895          11,267
  NoramPac Inc.                                           9.50%      2/1/2008         15,600          16,458
  Noveon, Inc.                                           11.00%     2/28/2011         41,250          43,931
  Oregon Steel                                           10.00%     7/15/2009(1)      10,955          11,010
  P & L Coal Holdings Corp.                              8.875%     5/15/2008         25,619          26,516
  Packaging Corp. of America                             9.625%      4/1/2009         17,075          18,185
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Paperboard Industries International Inc.               8.375%     9/15/2007    $    18,750     $    18,000
  Quebecor Media Inc.                                   11.125%     7/15/2011         49,550          44,100
  Ryerson Tull, Inc.                                     9.125%     7/15/2006         11,960          11,362
  Ryland Group, Inc.                                     9.125%     6/15/2011         17,000          17,000
  Silgan Holdings, Inc.                                   9.00%      6/1/2009         41,000          41,410
  Silgan Holdings, Inc.                                   9.00%      6/1/2009(1)       9,000           9,090
  Steel Dynamics, Inc.                                    9.50%     3/15/2009(1)      16,085          16,487
  Stone Container                                         9.25%      2/1/2008         31,000          32,473
  Stone Container                                         9.75%      2/1/2011         44,400          46,842
  Tembec Industries Inc.                                  8.50%      2/1/2011          6,000           6,060
  U.S. Steel LLC                                         10.75%      8/1/2008(1)      80,250          84,062

  CAPITAL GOODS (10.2%)
  Allied Waste North America Inc.                        7.625%      1/1/2006         45,000          41,625
  Allied Waste North America Inc.                        8.875%      4/1/2008         52,000          47,580
  Allied Waste North America Inc.                        10.00%      8/1/2009         20,000          18,000
  American Standard Cos. Inc.                            7.375%      2/1/2008         50,000          50,500
  American Standard Cos. Inc.                            7.625%     2/15/2010         41,250          41,662
  Argo-Tech Corp.                                        8.625%     10/1/2007         13,360          11,757
  BWAY Corp.                                             10.25%     4/15/2007         15,000          15,375
  Ball Corp.                                              7.75%      8/1/2006         30,170          31,000
  Ball Corp.                                              8.25%      8/1/2008         15,000          15,450
  K & F Industries, Inc.                                  9.25%    10/15/2007         27,000          27,810
  Kennametal Inc.                                         7.20%     6/15/2012         42,855          42,806
  L-3 Communications Corp.                                8.50%     5/15/2008          8,425           8,615
  L-3 Communications Corp.                               7.625%     6/15/2012(1)      20,000          20,050
  NMHG Holding Co.                                       10.00%     5/15/2009(1)      21,730          21,730
  Nortek, Inc.                                            9.25%     3/15/2007         17,500          17,369
  Nortek, Inc.                                           8.875%      8/1/2008          8,000           8,000
  Owens-Brockway Glass                                   8.875%     2/15/2009(1)      14,000          13,790
  Owens-Illinois, Inc.                                    7.85%     5/15/2004         15,000          14,175
  Owens-Illinois, Inc.                                    8.10%     5/15/2007         35,000          31,500
  Owens-Illinois, Inc.                                    7.35%     5/15/2008         35,000          30,450
  Resolution Performance Corp.                           13.50%    11/15/2010         32,745          37,166
  Waste Management, Inc.                                 6.875%     5/15/2009         50,000          48,574
  Waste Management, Inc.                                 7.375%      8/1/2010         57,000          56,526

  COMMUNICATION (10.7%)
  British Sky Broadcasting                                8.20%     7/15/2009         75,000          70,423
  CSC Holdings, Inc.                                     7.875%    12/15/2007         30,000          24,450
  CSC Holdings, Inc.                                     8.125%     7/15/2009         28,765          23,012
  CSC Holdings, Inc.                                     8.125%     8/15/2009         19,530          15,624
  CSC Holdings, Inc.                                     7.625%      4/1/2011         21,705          16,930
  CSC Holdings, Inc.                                     9.875%     2/15/2013         15,000           9,750
  Charter Communications Holdings LLC                    8.625%      4/1/2009         57,600          36,864
  Charter Communications Holdings LLC                    9.625%    11/15/2009         12,000           7,560
  EchoStar DBS Corp.                                     9.375%      2/1/2009         94,500          88,357
  Emmis Communications Corp.                             8.125%     3/15/2009         22,425          21,528
  GCI, Inc.                                               9.75%      8/1/2007         20,000          17,800
  Insight Midwest LP                                      9.75%     10/1/2009         20,000          16,200
  Insight Midwest LP                                     10.50%     11/1/2010         21,120          17,530
  Jones Intercable Inc.                                  7.625%     4/15/2008         20,000          18,145
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Lenfest Communications, Inc.                           8.375%     11/1/2005     $   62,500     $    59,844
  Lin Television Corp.                                    8.00%     1/15/2008         10,495          10,495
  Lin Television Corp.                                   8.375%      3/1/2008         33,900          33,731
  Mastec, Inc.                                            7.75%      2/1/2008         30,000          27,600
  Mediacom Broadband LLC                                 11.00%     7/15/2013         15,000          12,000
  Primedia, Inc.                                         7.625%      4/1/2008         10,000           6,800
  Qwest Capital Funding Inc.                              7.25%     2/15/2011         23,755           8,789
  Radio One, Inc.                                        8.875%      7/1/2011         30,215          30,291
  Rogers Cantel, Inc.                                     8.30%     10/1/2007         27,500          17,325
  Rogers Wireless Inc.                                   9.625%      5/1/2011         42,375          27,544
  US West Capital Funding, Inc.                          6.375%     7/15/2008         13,140           4,862
  Univision Communications Inc.                           7.85%     7/15/2011         22,165          23,620
  World Color Press, Inc.                                8.375%    11/15/2008         35,300          37,883

  CONSUMER CYCLICAL (10.8%)
  AT&T Corp.-Liberty Media Corp.                         7.875%     7/15/2009         45,000          45,474
  CapStar Hotel Co.                                       8.75%     8/15/2007         20,000          16,400
  D. R. Horton, Inc.                                     9.375%     3/15/2011         30,000          30,000
  Dana Corp.                                            10.125%     3/15/2010(1)      25,000          25,000
  Dana Corp.                                              9.00%     8/15/2011         75,000          72,000
  Delco Remy International Inc.                         10.625%      8/1/2006         11,365           8,069
  Dura Operating Corp.                                    9.00%      5/1/2009         10,000           9,500
  Dura Operating Corp.                                   8.625%     4/15/2012         36,525          36,708
  The Gap Inc.                                            8.80%    12/15/2008         60,000          59,100
  Goodyear Tire & Rubber Co.                             7.857%     8/15/2011         32,000          28,921
  Harrahs Operating Co., Inc.                            7.875%    12/15/2005         30,000          30,825
  Harrahs Operating Co., Inc.                             8.00%      2/1/2011         29,130          30,942
  Interface, Inc.                                       10.375%      2/1/2010         24,595          24,964
  Iron Mountain, Inc.                                     8.75%     9/30/2009         22,500          21,600
  Iron Mountain, Inc.                                     8.25%      7/1/2011         15,000          13,800
  Iron Mountain, Inc.                                    8.625%      4/1/2013         16,435          15,613
  Lear Corp.                                              7.96%     5/15/2005         30,000          30,750
  Levi Strauss & Co., Inc.                              11.625%     1/15/2008         11,000           9,900
  Mandalay Resorts Group                                 9.375%     2/15/2010         30,000          31,050
  Navistar International Corp.                           9.375%      6/1/2006          6,270           6,333
  Navistar International Corp.                            8.00%      2/1/2008         25,000          23,625
  J.C. Penney & Co., Inc.                                 7.60%      4/1/2007         35,260          34,026
  Standard Pacific Corp.                                  8.50%     6/15/2007         15,000          15,188
  Standard Pacific Corp.                                  8.00%     2/15/2008         15,000          14,550
  Toll Corp.                                              7.75%     9/15/2007         15,000          14,775
  Toll Corp.                                              8.25%      2/1/2011         25,000          24,250
  True Temper Sports, Inc.                              10.875%     12/1/2008         15,000          15,600

  CONSUMER NONCYCLICAL (8.1%)
  Beckman Instruments, Inc.                               7.45%      3/4/2008         30,000          32,773
  Beverly Enterprises Inc.                                9.00%     2/15/2006         18,000          16,200
  Beverly Enterprises Inc.                               9.625%     4/15/2009         30,000          25,500
  Columbia/HCA Healthcare Corp.                           6.91%     6/15/2005         25,000          25,951
  Columbia/HCA Healthcare Corp.                           7.00%      7/1/2007         30,000          31,119
  Columbia/HCA Healthcare Corp.                           7.25%     5/20/2008         30,000          31,167
  HCA-The Healthcare Co.                                  8.75%      9/1/2010         27,000          29,673
  Hasbro, Inc.                                            8.50%     3/15/2006         12,317          12,440
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  JohnsonDiversey Inc.                                   9.625%     5/15/2012(1)    $ 22,545      $   23,334
  Mail-Well Corp.                                         8.75%    12/15/2008         19,125          11,475
  Mail-Well Corp.                                        9.625%     3/15/2012(1)      45,350          36,280
  Omnicare, Inc.                                         8.125%     3/15/2011         35,245          36,390
  Owens & Minor, Inc.                                     8.50%     7/15/2011         29,985          30,285
  Pathmark Stores, Inc.                                   8.75%      2/1/2012         10,000           9,850
  Playtex Products, Inc.                                 9.375%      6/1/2011         21,074          22,338
  Radiologix, Inc.                                       10.50%    12/15/2008         24,000          24,360
  Scotts Co.                                             8.625%     1/15/2009         12,720          12,974
  Scotts Co.                                             8.625%     1/15/2009(1)       4,540           4,676
  Sealy Mattress, Inc.                                   9.875%    12/15/2007         15,000          12,750
  Sybron Dental Specialties                              8.125%     6/15/2012(1)       2,670           2,643
  Triad Hospitals, Inc.                                   8.75%      5/1/2009         60,000          62,400
  Triad Hospitals, Inc.                                  11.00%     5/15/2009         20,785          22,448

  ENERGY (6.9%)
  Airgas, Inc.                                           9.125%     10/1/2011         10,000          10,500
  Chesapeake Energy Corp.                                8.125%      4/1/2011         43,750          42,656
  Cross Timbers Oil Co.                                   8.75%     11/1/2009         25,000          26,125
  Forest Oil Corp.                                        8.00%    12/15/2011         24,000          24,240
  Forest Oil Corp.                                        7.75%      5/1/2014(1)      22,500          21,881
  Magnum Hunter Resources Inc.                            9.60%     3/15/2012(1)      37,500          37,781
  Parker Drilling Co.                                     9.75%    11/15/2006         44,785          45,009
  Pioneer Natural Resources Co.                          9.625%      4/1/2010         50,000          55,500
  Pioneer Natural Resources Co.                           7.50%     4/15/2012         22,500          22,725
  Plains Resources, Inc.                                 10.25%     3/15/2006         16,000          16,520
  Pride Petroleum Services, Inc.                         9.375%      5/1/2007         32,000          33,280
  Tesoro Petroleum Corp.                                  9.00%      7/1/2008          8,095           6,071
  Tesoro Petroleum Corp.                                 9.625%     11/1/2008         32,247          24,346
  Tesoro Petroleum Corp.                                 9.625%      4/1/2012(1)      25,000          18,750
  Tuboscope Inc.                                          7.50%     2/15/2008         15,000          16,147
  Western Oil Sands Inc.                                 8.375%      5/1/2012(1)      22,055          22,064
  XTO Energy Inc.                                         7.50%     4/15/2012         16,450          16,902

  INTERNET AND DATA (0.6%)
  Avaya Inc.                                            11.125%      4/1/2009         66,000          39,600

  OTHER (6.5%)
  Alaris Medical, Inc.                                  11.625%     12/1/2006         15,464          16,933
  Amerisource Bergen Corp.                               8.125%      9/1/2008         30,000          30,300
  Cincinnati Milacron, Inc.                              8.375%     3/15/2004         11,500          10,120
  Compass Minerals Group                                 10.00%     8/15/2011         30,515          31,430
  Coventry Health Care Inc.                              8.125%     2/15/2012         15,000          15,000
  IDEX Corp.                                             6.875%     2/15/2008         22,500          22,834
  International Wire Group                               11.75%      6/1/2005         15,000          13,125
  MGM Mirage, Inc.                                        8.50%     9/15/2010         90,000          92,025
  Midland Funding II                                     11.75%     7/23/2005         25,000          22,500
  Newfield Exploration Co.                                7.45%    10/15/2007         15,000          15,338
  Norske Skog Canada                                     8.625%     6/15/2011         28,750          29,469
  Roller Bearing Co. of America Inc.                     9.625%     6/15/2007         10,000           9,650
  Station Casinos, Inc.                                  9.875%      7/1/2010         32,567          34,033
  Werner Holdings Co., Inc.                              10.00%    11/15/2007         17,795          18,062
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
                                                         COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Wesco Distribution Inc.                                9.125%      6/1/2008     $   25,000     $    23,250
  Winn-Dixie Stores, Inc.                                8.875%      4/1/2008         30,000          30,300

  TECHNOLOGY (6.2%)
  Amkor Technology Inc.                                   9.25%     2/15/2008         60,000          49,200
  Amphenol Corp.                                         9.875%     5/15/2007          9,000           9,382
  Celestica International, Inc.                          10.50%    12/31/2006          5,850           6,157
  Fairchild Semiconductor Corp.                         10.375%     10/1/2007          4,000           4,140
  Fisher Scientific International Inc.                    9.00%      2/1/2008         45,000          45,450
  Fisher Scientific International Inc.                   8.125%      5/1/2012         18,000          17,820
  International Game Technology                          8.375%     5/15/2009         15,000          15,675
  Lucent Technologies, Inc.                               5.50%    11/15/2008         65,000          36,400
  Lucent Technologies, Inc.                               6.45%     3/15/2029         55,000          25,300
  Motorola Inc.                                           8.00%     11/1/2011         26,790          24,915
  SCG Holding & Semiconductor Co.                        12.00%      8/1/2009         32,546          21,806
  Solectron Corp.                                        9.625%     2/15/2009         75,000          66,750
  Unisys Corp.                                           7.875%      4/1/2008         30,000          28,725
  Xerox Corp.                                             9.75%     1/15/2009(1)      60,000          48,000

  TELECOMMUNICATIONS (0.4%)
  Corus Entertainment, Inc.                               8.75%      3/1/2012          6,145           6,084
  Entravision Communications Corp.                       8.125%     3/15/2009(1)       5,345           5,292
  Mediacom LLC/Mediacom Capital Corp.                     9.50%     1/15/2013         21,350          14,732

  TRANSPORTATION (2.1%)
  AMR Corp.                                               9.00%      8/1/2012          8,156           6,280
  Air Canada, Inc.                                       10.25%     3/15/2011         41,300          26,845
  Delta Air Lines, Inc.                                   7.90%    12/15/2009         14,140          11,736
  Delta Air Lines, Inc.                                 10.375%    12/15/2022          8,770           7,454
  Delta Air Lines, Inc.                                   8.30%    12/15/2029         47,000          33,370
  Kansas City Southern Industries, Inc.                   9.50%     10/1/2008         20,000          21,500
  Kansas City Southern Industries, Inc.                   7.50%     6/15/2009(1)       7,515           7,515
  Northwest Airlines Corp.                               8.875%      6/1/2006         30,000          23,100
                                                                                                ------------
                                                                                                   4,987,168
                                                                                                ------------
UTILITIES (7.1%)
  ELECTRIC UTILITIES (6.6%)
  AES Corp.                                              8.375%     8/15/2007         30,000           6,600
  AES Corp.                                               8.50%     11/1/2007         24,000           5,280
  AES Corp.                                               9.50%      6/1/2009         20,000           8,200
  AES Corp.                                              8.875%     2/15/2011          2,825           1,088
  CMS Energy Corp.                                       7.625%    11/15/2004         18,000          12,960
  CMS Energy Corp.                                        8.90%     7/15/2008         16,650          11,322
  CMS Energy Corp.                                        7.50%     1/15/2009         58,482          38,013
  CMS Energy Corp.                                        8.50%     4/15/2011         13,550           8,943
  Calpine Corp.                                          7.625%     4/15/2006         25,000          11,500
  Calpine Corp.                                          7.875%      4/1/2008         36,380          16,735
  Calpine Corp.                                          8.625%     8/15/2010         18,125           8,519
  Calpine Corp.                                           8.50%     2/15/2011         61,875          31,556
  Cleveland Electric Illuminating Co.                     7.43%     11/1/2009         17,500          18,104
  Dynegy Holdings Inc.                                   8.125%     3/15/2005          3,395           1,460
  Dynegy Holdings Inc.                                    7.45%     7/15/2006          3,750           1,500
  Dynegy Holdings Inc.                                   6.875%      4/1/2011          2,720           1,006
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                                        FACE          MARKET
                                                                     MATURITY         AMOUNT          VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE          (000)           (000)
------------------------------------------------------------------------------------------------------------
  Dynegy Holdings Inc.                                    8.75%     2/15/2012     $   25,000      $   10,000
  El Paso Electric Co.                                    8.90%      2/1/2006         14,000          15,484
  El Paso Electric Co.                                    9.40%      5/1/2011         28,000          30,489
  Mirant Americas Generation, LLC                        7.625%      5/1/2006         48,215          25,554
  Mirant Americas Generation, LLC                         8.30%      5/1/2011         49,585          26,528
  Niagara Mohawk Power Corp.                              7.75%     10/1/2008         17,900          20,229
  Public Service Co. of New Mexico                        7.50%      8/1/2018         20,000          18,924
  Western Resources, Inc.                                6.875%      8/1/2004         50,000          45,500
  Western Resources, Inc.                                 9.75%      5/1/2007(1)      48,990          44,581
  Western Resources, Inc.                                7.125%      8/1/2009          6,555           5,441

  OTHER (0.5%)
  Avista Corp.                                            9.75%      6/1/2008         29,605          31,677
                                                                                                ------------
                                                                                                     457,193
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $6,247,394)                                                                                5,678,575
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.5%)
------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                        6.00%     8/15/2004         36,000          38,707
U.S. Treasury Note                                        6.50%     8/15/2005        100,000         110,696
U.S. Treasury Note                                       6.875%     5/15/2006        120,000         135,853
U.S. Treasury Note                                       6.625%     5/15/2007        116,000         131,982
------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $395,849)                                                                                    417,238
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.6%)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account--Note H      1.83%-1.84%      8/1/2002        646,970         646,970
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account                    1.84%      8/1/2002        159,161         159,161
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $806,131)                                                                                    806,131
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.8%)
  (Cost $7,449,374)                                                                                6,901,944
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.8%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                195,642
Security Lending Collateral Payable to Brokers--Note H                                             (646,970)
Other Liabilities                                                                                   (50,122)
                                                                                                ------------
                                                                                                   (501,450)
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $6,400,494
============================================================================================================

*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2002, the aggregate value of these securities was $596,151,000, representing 9.3% of net assets.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $ 8,374,361
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                      (1,426,437)
Unrealized Depreciation--Note G                                        (547,430)
--------------------------------------------------------------------------------
NET ASSETS                                                           $6,400,494
================================================================================
Investor Shares--Net Assets
Applicable to 856,157,960 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $4,906,071
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $5.73
================================================================================
Admiral Shares--Net Assets
Applicable to 260,791,493 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,494,423
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $5.73
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================================
                                     SHORT-TERM   INTERMEDIATE-       LONG-TERM       HIGH-YIELD
                                      CORPORATE  TERM CORPORATE       CORPORATE        CORPORATE
                                           FUND            FUND            FUND             FUND
                                    ------------------------------------------------------------
                                                       SIX MONTHS ENDED JULY 31, 2002
                                    ------------------------------------------------------------
                                          (000)           (000)           (000)            (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                            $302,326        $ 97,076       $ 138,301        $ 282,906
  Security Lending                         619             494              41            1,417
------------------------------------------------------------------------------------------------
     Total Income                      302,945          97,570         138,342          284,323
------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B         614             177             529            1,110
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                    6,962           1,510           4,273            4,483
      Admiral Shares                     1,180             407             374            1,102
      Institutional Shares                 136              --              --               --
    Marketing and Distribution
      Investor Shares                      645             165             262              412
      Admiral Shares                       132              56              27               65
      Institutional Shares                  39              --              --               --
  Custodian Fees                            67              22              32               26
  Auditing Fees                              6               6               6                6
  Shareholders' Reports
    Investor Shares                        118              36              64              116
    Admiral Shares                           3               1               1                2
    Institutional Shares                    --              --              --               --
  Trustees' Fees and Expenses                6               2               3                4
------------------------------------------------------------------------------------------------
    Total Expenses                       9,908           2,382           5,571            7,326
    Expenses Paid Indirectly--Note D       (14)            (22)             --              (26)
------------------------------------------------------------------------------------------------
    Net Expenses                         9,894           2,360           5,571            7,300
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                  293,051          95,210         132,771          277,023
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold          (136,215)        (46,873)        (63,218)        (228,606)
  Futures Contracts                     (3,519)           (323)             --               --
  Swap Contracts                        (4,043)             --              --               --
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)              (143,777)        (47,196)        (63,218)        (228,606)
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                  1,428          37,440          34,809         (392,932)
  Futures Contracts                    (18,333)            748              --               --
  Swap Contracts                        (2,945)          1,598              --               --
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                       (19,850)         39,786          34,809         (392,932)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $129,424         $87,800        $104,362        $(344,515)
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

===================================================================================================
                                              SHORT-TERM                     INTERMEDIATE-TERM
                                            CORPORATE FUND                     CORPORATE FUND
                                    ---------------------------      ------------------------------
                                     SIX MONTHS            YEAR         SIX MONTHS             YEAR
                                          ENDED           ENDED              ENDED            ENDED
                                  JULY 31, 2002   JAN. 31, 2002      JULY 31, 2002    JAN. 31, 2002
                                          (000)           (000)              (000)            (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income              $ 293,051       $ 524,438           $ 95,210        $ 160,518
  Realized Net Gain (Loss)            (143,777)         50,277            (47,196)          46,365
  Change in Unrealized Appreciation
    (Depreciation)                     (19,850)        (11,445)            39,786          (16,844)
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations 129,424         563,270             87,800          190,039
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                   (221,907)       (435,866)           (67,650)        (127,950)
    Admiral Shares                     (59,352)        (68,060)           (27,560)         (32,568)
    Institutional Shares               (11,792)        (20,512)                --               --
  Realized Capital Gain
    Investor Shares                         --              --                 --             (412)
    Admiral Shares                          --              --                 --             (142)
    Institutional Shares                    --              --                 --               --
---------------------------------------------------------------------------------------------------
    Total Distributions               (293,051)       (524,438)           (95,210)        (161,072)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note I
  Investor Shares                      679,627         135,006            217,161          (17,099)
  Admiral Shares                       550,656       1,813,388            244,155          723,847
  Institutional Shares                     926          32,496                 --               --
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)
    from Capital Share Transactions  1,231,209       1,980,890            461,316          706,748
---------------------------------------------------------------------------------------------------
Total Increase (Decrease)            1,067,582       2,019,722            453,906          735,715
---------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                9,820,695       7,800,973          2,805,380        2,069,665
---------------------------------------------------------------------------------------------------
End of Period                      $10,888,277      $9,820,695         $3,259,286       $2,805,380
===================================================================================================

===================================================================================================
                                                LONG-TERM                     HIGH-YIELD
                                             CORPORATE FUND                 CORPORATE FUND
                                   ----------------------------    --------------------------------
                                     SIX MONTHS            YEAR       SIX MONTHS               YEAR
                                          ENDED           ENDED            ENDED              ENDED
                                  JULY 31, 2002   JAN. 31, 2002    JULY 31, 2002      JAN. 31, 2002
                                          (000)           (000)            (000)              (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income              $ 132,771       $ 257,973        $ 277,023          $ 546,566
  Realized Net Gain (Loss)             (63,218)         19,913         (228,606)          (701,333)
  Change in Unrealized Appreciation
    (Depreciation)                      34,809          43,743         (392,932)            74,896
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations        104,362         321,629         (344,515)           (79,871)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                   (116,971)       (238,975)        (216,530)          (529,370)
    Admiral Shares                     (15,800)        (18,998)         (60,493)           (17,196)
    Institutional Shares                    --              --               --                 --
  Realized Capital Gain
    Investor Shares                         --              --               --                 --
    Admiral Shares                          --              --               --                 --
    Institutional Shares                    --              --               --                 --
---------------------------------------------------------------------------------------------------
  Total Distributions                 (132,771)       (257,973)        (277,023)          (546,566)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note I
  Investor Shares                       31,953        (267,645)         125,299             (4,770)
  Admiral Shares                        94,984         430,086          488,670          1,156,999
  Institutional Shares                      --              --               --                 --
---------------------------------------------------------------------------------------------------
  Net Increase (Decrease)
    from Capital Share Transactions    126,937         162,441          613,969          1,152,229
---------------------------------------------------------------------------------------------------
Total Increase (Decrease)               98,528         226,097           (7,569)           525,792
---------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                4,046,400       3,820,303        6,408,063          5,882,271
---------------------------------------------------------------------------------------------------
End of Period                       $4,144,928      $4,046,400       $6,400,494         $6,408,063
===================================================================================================

54

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

=========================================================================================================
SHORT-TERM CORPORATE FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED   --------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.82     $10.76     $10.49     $10.86    $10.87    $10.75
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .301       .666       .712       .660      .660      .664
  Net Realized and Unrealized Gain (Loss)
    on Investments                            (.170)      .060       .270      (.370)    (.010)     .120
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .131       .726       .982       .290      .650      .784
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.301)     (.666)     (.712)     (.660)    (.660)    (.664)
  Distributions from Realized Capital Gains      --         --         --         --        --        --
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.301)     (.666)     (.712)     (.660)    (.660)    (.664)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.65     $10.82     $10.76     $10.49    $10.86    $10.87
=========================================================================================================
TOTAL RETURN                                   1.23%      6.92%      9.74%      2.77%     6.16%     7.53%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $8,166     $7,611     $7,442     $6,731    $5,529    $4,709
  Ratio of Total Expenses to
    Average Net Assets                        0.21%*      0.24%      0.24%      0.25%     0.27%     0.28%
  Ratio of Net Investment Income to
    Average Net Assets                        5.67%*      6.18%      6.76%      6.21%     6.08%     6.17%
  Portfolio Turnover Rate                       59%*        69%        54%        52%       46%       45%
=========================================================================================================

*Annualized.

=====================================================================================
SHORT-TERM CORPORATE FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------
                                                          SIX MONTHS         FEB. 12,
                                                               ENDED         2001* TO
                                                             JULY 31,        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2002             2002
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.82           $10.73
-------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS
  Net Investment Income .305 .649
  Net Realized and Unrealized Gain (Loss) on Investments      (.170)            .090
-------------------------------------------------------------------------------------
  Total from Investment Operations                             .135             .739
-------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.305)           (.649)
  Distributions from Realized Capital Gains                      --               --
-------------------------------------------------------------------------------------
    Total Distributions                                       (.305)           (.649)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.65           $10.82
=====================================================================================
TOTAL RETURN                                                   1.26%            7.04%
=====================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,333           $1,816
  Ratio of Total Expenses to Average Net Assets              0.14%**          0.18%**
  Ratio of Net Investment Income to Average Net Assets       5.73%**          6.03%**
  Portfolio Turnover Rate                                      59%**              69%
=====================================================================================

*Inception.
**Annualized.

====================================================================================================================
SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                                            SEP. 30,
                                                     SIX MONTHS          YEAR ENDED JANUARY 31,             1997* TO
                                                          ENDED    ------------------------------------     JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    JULY 31, 2002       2002       2001      2000      1999      1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.82     $10.76     $10.49    $10.86    $10.87     $10.80
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .307       .680       .724      .673      .673       .229
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (.170)      .060       .270     (.370)    (.010)      .070
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .137       .740       .994      .303      .663       .299
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.307)     (.680)     (.724)    (.673)    (.673)     (.229)
  Distributions from Realized Capital Gains                 --         --         --        --        --         --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.307)     (.680)     (.724)    (.673)    (.673)     (.229)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.65     $10.82     $10.76    $10.49    $10.86     $10.87
====================================================================================================================
TOTAL RETURN                                              1.28%      7.05%      9.86%     2.89%     6.28%      2.79%
====================================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                    $388       $394       $359      $434      $421       $263
  Ratio of Total Expenses to Average Net Assets         0.10%**      0.11%      0.13%     0.13%     0.15%    0.15%**
  Ratio of Net Investment Income to Average Net Assets  5.79%**      6.25%      6.86%     6.31%     6.19%    6.28%**
  Portfolio Turnover Rate                                 59%**        69%        54%       52%       46%        45%
====================================================================================================================

*Inception.
**Annualized.

=========================================================================================================
INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED   --------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $9.76      $9.62      $9.13     $10.07    $10.03    $ 9.72
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .305       .630       .664       .623      .627      .638
  Net Realized and Unrealized Gain (Loss)
    on Investments                            (.030)      .142       .490      (.894)     .122      .321
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .275       .772      1.154      (.271)     .749      .959
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.305)     (.630)     (.664)     (.623)    (.627)    (.638)
  Distributions from Realized Capital Gains      --      (.002)        --      (.046)    (.082)    (.011)
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.305)     (.632)     (.664)     (.669)    (.709)    (.649)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $9.73      $9.76      $9.62     $ 9.13    $10.07    $10.03
=========================================================================================================
TOTAL RETURN                                   2.86%      8.23%     13.20%     -2.70%     7.73%    10.24%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $2,286     $2,075     $2,070     $1,475    $1,234      $899
  Ratio of Total Expenses to
    Average Net Assets                        0.17%*      0.21%      0.22%      0.25%     0.27%     0.26%
  Ratio of Net Investment Income to
    Average Net Assets                        6.27%*      6.99%      7.17%      6.60%     6.25%     6.51%
  Portfolio Turnover Rate                       81%*       118%        85%        67%       71%       69%
=========================================================================================================

*Annualized.

===============================================================================================
INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------
                                                                SIX MONTHS             FEB. 12,
                                                                     ENDED             2001* TO
                                                                  JULY 31,             JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2002                 2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $9.76                $9.60
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .307                 .616
  Net Realized and Unrealized Gain (Loss) on Investments            (.030)                .162
-----------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .277                 .778
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.307)               (.616)
  Distributions from Realized Capital Gains                            --                (.002)
-----------------------------------------------------------------------------------------------
     Total Distributions                                            (.307)               (.618)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $9.73                $9.76
===============================================================================================
TOTAL RETURN                                                         2.89%                8.29%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $973                 $731
  Ratio of Total Expenses to Average Net Assets                    0.12%**              0.13%**
  Ratio of Net Investment Income to Average Net Assets             6.32%**              6.47%**
  Portfolio Turnover Rate                                            81%**                 118%
===============================================================================================

*Inception.
**Annualized.

=========================================================================================================
LONG-TERM CORPORATE FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED     ------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.76      $8.63      $8.08      $9.38     $9.32     $8.71
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .283       .562       .573       .561      .582      .613
  Net Realized and Unrealized Gain (Loss)
    on Investments                            (.060)      .130       .550     (1.245)     .266      .685
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations           .223       .692      1.123      (.684)     .848     1.298
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.283)     (.562)     (.573)     (.561)    (.582)    (.613)
  Distributions from Realized Capital Gains      --         --         --      (.055)    (.206)    (.075)
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.283)     (.562)     (.573)     (.616)    (.788)    (.688)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.70      $8.76      $8.63      $8.08     $9.38     $9.32
=========================================================================================================
TOTAL RETURN                                   2.60%      8.26%     14.52%     -7.40%     9.52%    15.52%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $3,617     $3,611     $3,820     $3,681    $4,232    $3,720
  Ratio of Total Expenses to
    Average Net Assets                        0.29%*      0.32%      0.30%      0.30%     0.30%     0.32%
  Ratio of Net Investment Income to
    Average Net Assets                        6.57%*      6.48%      7.02%      6.59%     6.26%     6.87%
  Portfolio Turnover Rate                       38%*        39%        17%         7%       43%       33%
=========================================================================================================

*Annualized.

===============================================================================================
LONG-TERM CORPORATE FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------
                                                                SIX MONTHS             FEB. 12,
                                                                     ENDED             2001* TO
                                                                  JULY 31,             JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2002                 2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.76                $8.60
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .287                 .551
  Net Realized and Unrealized Gain (Loss) on Investments            (.060)                .160
-----------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .227                 .711
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.287)               (.551)
  Distributions from Realized Capital Gains                            --                   --
-----------------------------------------------------------------------------------------------
    Total Distributions                                             (.287)               (.551)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $8.70                $8.76
===============================================================================================
TOTAL RETURN                                                         2.64%                8.50%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $528                 $435
  Ratio of Total Expenses to Average Net Assets                    0.20%**              0.24%**
  Ratio of Net Investment Income to Average Net Assets             6.65%**              6.55%**
  Portfolio Turnover Rate                                            38%**                  39%
===============================================================================================

*Inception.
**Annualized.

=========================================================================================================
HIGH-YIELD CORPORATE FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED ----------------------------------------------------
THROUGHOUT EACH PERIOD                 JULY 31, 2002       2002       2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $6.29      $6.96      $7.28      $7.90     $8.17     $7.87
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .255       .591       .638       .631      .659      .688
  Net Realized and Unrealized Gain (Loss)
    on Investments                            (.560)     (.670)     (.320)     (.620)    (.245)     .300
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations          (.305)     (.079)      .318       .011      .414      .988
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.255)     (.591)     (.638)     (.631)    (.659)    (.688)
  Distributions from Realized Capital Gains      --         --         --         --     (.025)       --
---------------------------------------------------------------------------------------------------------
    Total Distributions                       (.255)     (.591)     (.638)     (.631)    (.684)    (.688)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $5.73      $6.29      $6.96      $7.28     $7.90     $8.17
=========================================================================================================
TOTAL RETURN*                                 -5.03%     -1.10%      4.70%      0.17%     5.34%    13.14%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $4,906     $5,263     $5,882     $5,571    $5,549    $4,747
  Ratio of Total Expenses to
    Average Net Assets                       0.23%**      0.27%      0.27%      0.28%     0.29%     0.28%
  Ratio of Net Investment Income to
    Average Net Assets                       8.36%**      9.02%      9.07%      8.34%     8.26%     8.63%
  Portfolio Turnover Rate                      23%**        29%        16%        20%       31%       45%
=========================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

=========================================================================================================
HIGH-YIELD CORPORATE FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS                 NOV. 12,
                                                                           ENDED                 2001* TO
                                                                        JULY 31,                 JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              2002                     2002
=========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                      $6.29                    $6.33
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .256                     .123
  Net Realized and Unrealized Gain (Loss) on Investments                  (.560)                   (.040)
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (.304)                    .083
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.256)                   (.123)
  Distributions from Realized Capital Gains                                  --                       --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                                   (.256)                   (.123)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $5.73                    $6.29
=========================================================================================================
TOTAL RETURN**                                                            -5.02%                    1.32%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,494                   $1,145
  Ratio of Total Expenses to Average Net Assets                           0.20%+                   0.21%+
  Ratio of Net Investment Income to Average Net Assets                    8.40%+                   8.81%+
  Portfolio Turnover Rate                                                   23%+                      29%
=========================================================================================================

*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Corporate Bond Funds comprise the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Most of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

     The Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral
Shares were first issued on February 12, 2001 (November 12, 2001, for the High-Yield Corporate Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. SWAP CONTRACTS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party receives a payment amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

     The Short-Term Corporate Fund has also entered into swap transactions to earn the total return on an index of mortgage-backed securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate asset-backed securities. The combination of the swap and the floating-rate securities is expected to provide a return advantage over buying the individual securities referenced in the swap.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the fund under swap contracts is accrued daily and included in interest income. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risks associated with interest rate swaps and total return swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that unfavorable changes in interest rates will cause the fund to realize losses.

     6. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Corporate and Intermediate-Term Corporate Funds on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the Long-Term Corporate and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2002, the investment advisory fees of the Long-Term Corporate and High-Yield Corporate Funds represented effective annual rates of 0.03% and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

================================================================================
                    CAPITAL CONTRIBUTION       PERCENTAGE          PERCENTAGE OF
                             TO VANGUARD          OF FUND             VANGUARD'S
BOND FUND                          (000)       NET ASSETS         CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Corporate              $2,007            0.02%                  2.01%
Intermediate-Term Corporate          598            0.02                   0.60
Long-Term Corporate                  759            0.02                   0.76
High-Yield Corporate               1,261            0.02                   1.26
================================================================================

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2002, custodian fee offset arrangements reduced expenses of the Short-Term Corporate, Intermediate-Term Corporate, and High-Yield Corporate Funds by $14,000, $22,000, and $26,000, respectively.

E. During the six months ended July 31, 2002, purchases and sales of investment securities other than temporary cash investments were:

================================================================================
                                                    (000)
                            ----------------------------------------------------
                                  U.S. GOVERNMENT           OTHER INVESTMENT
                                    SECURITIES                 SECURITIES
                            ------------------------   -------------------------
BOND FUND                   PURCHASES        SALES     PURCHASES           SALES
--------------------------------------------------------------------------------
Short-Term Corporate         $827,442     $967,829    $3,792,241      $1,981,490
Intermediate-Term Corporate   615,699      426,339       980,211         762,023
Long-Term Corporate                --      339,765       863,921         420,986
High-Yield Corporate          128,080       46,448     1,250,083         700,127
================================================================================

F. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Short-Term Corporate Fund had realized losses through January 31, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes by $1,753,000. (See Note G).

     At January 31, 2002, the funds had the following capital losses available to offset future net capital gains:

================================================================================
                                                        CAPITAL LOSS
                                              ----------------------------------
                                                              EXPIRATION: FISCAL
                                              AMOUNT              YEAR(S) ENDING
BOND FUND                                      (000)                  JANUARY 31
--------------------------------------------------------------------------------
Short-Term Corporate                        $ 49,614                        2009
Intermediate-Term Corporate                    1,466                        2011
Long-Term Corporate                            7,354                        2009
High-Yield Corporate                       1,194,285                   2008-2011
================================================================================

G. At July 31, 2002, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

================================================================================
                                                   (000)
                           -----------------------------------------------------
                                                                  NET UNREALIZED
                          APPRECIATED        DEPRECIATED            APPRECIATION
BOND FUND                  SECURITIES         SECURITIES          (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate*       $586,594          $(485,884)              $ 100,710
Intermediate-Term Corporate  159,196            (91,859)                 67,337
Long-Term Corporate          166,329            (83,534)                 82,795
High-Yield Corporate         106,982           (654,412)               (547,430)
================================================================================
*See Note F.

     At July 31, 2002, the aggregate settlement value of open futures contracts expiring in September 2002 and the related unrealized depreciation were:

================================================================================
                                                       (000)
                                   ---------------------------------------------
                                     NUMBER OF       AGGREGATE        UNREALIZED
                                  LONG (SHORT)      SETTLEMENT      APPRECIATION
BOND FUND/FUTURES CONTRACTS          CONTRACTS           VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate/
 10-Year Treasury Note                   (650)        $ 71,896         $ (3,632)
 10-Year U.S. Agency Bond              (1,981)         210,203          (10,876)
================================================================================

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

     At July 31, 2002, the funds had the following open swap contracts:

==========================================================================================
CREDIT DEFAULT SWAPS
------------------------------------------------------------------------------------------
                                                                     FIXED      UNREALIZED
                                                       NOTIONAL   INTEREST    APPRECIATION
                               TERMINATION               AMOUNT       RATE  (DEPRECIATION)
FUND/REFERENCE ENTITY                 DATE   DEALER*      (000)   RECEIVED           (000)
------------------------------------------------------------------------------------------
Short-Term Corporate
  Allergan Inc.                  12/1/2003       DBS    $24,375      1.05%         $ (141)
  Allergan Inc.                  12/1/2003       DBS     20,000      1.00%           (129)
  Clear Channel Communications   12/2/2002       LBI     15,000      1.15%           (164)
  Clear Channel Communications   12/2/2002      MSCP     10,000      1.15%           (110)
  Clear Channel Communications   12/2/2002      MSCP     10,000      1.10%           (111)
  Countrywide Home Loans        10/24/2002       GSI     39,000      0.64%            (55)
  Duke Capital                   6/13/2003       UBS     50,000      0.65%            (22)
  Duke Capital                   8/20/2003       MLI     13,500      0.70%           (643)
  Duke Capital                  12/15/2003       UBS     15,000      0.60%            (11)
  Kohl's                         7/11/2003       MLI     20,000      1.10%             64
  Masco Corp.                    8/20/2002      MSCP     19,400      1.35%              3
  Pride International            2/18/2003      MGTC     19,400      3.35%            (98)
  Suntrust Banks                 9/17/2004       DBS     57,000      0.69%             79
  Suntrust Banks                 9/17/2004       DBS     25,000      0.62%             --
  Tyco International            12/17/2003       MLI     25,000      0.87%         (3,901)
  Tyco International            12/17/2003      MGTC     10,000      0.90%         (1,557)
  Verizon Global Funding Corp.    5/1/2003      MGTC     27,000      0.90%           (642)
  Verizon Global Funding Corp.   6/15/2006      MSCP     20,000      0.93%         (2,098)
  Verizon Global Funding Corp.   6/15/2006       GSI     16,000      0.93%         (1,678)
  Verizon Global Funding Corp.   6/15/2006       MLI     10,000      0.93%         (1,049)
                                                                              ------------
                                                                                  (12,263)
                                                                              ------------
Intermediate-Term Corporate
  Countrywide Home Loans        10/24/2002       GSI     11,000      0.64%            (15)
  Duke Capital                  12/15/2003       GSI     10,000      0.60%             (7)
  Masco Corp.                    8/20/2002      MSCP      5,600      1.35%             --
  Pride International            2/18/2003      MGTC      5,600      3.35%            (28)
  Suntrust Banks                 9/17/2004       DBS     16,500      0.69%             23
                                                                              ------------
                                                                                      (27)
                                                                              ------------
------------------------------------------------------------------------------------------

================================================================================================
INTEREST RATE SWAPS
------------------------------------------------------------------------------------------------
                                                         FIXED          FLOATING      UNREALIZED
                                    NOTIONAL     INTEREST RATE     INTEREST RATE    APPRECIATION
                                      AMOUNT          RECEIVED          RECEIVED  (DEPRECIATION)
FUND/TERMINATION DATE   DEALER*        (000)            (PAID)          (PAID)**           (000)
------------------------------------------------------------------------------------------------
Short-Term Corporate
 6/3/2005                   LBI      $50,000            4.086%           (1.90%)             --
 6/13/2005                  GSI       50,000            4.110%           (1.89%)             --
 1/27/2033                   BA       39,231            5.822%                +           $(686)
 1/28/2013                   BA       70,769          (5.177%)                +             892
                                                                                     -----------
                                                                                             206
                                                                                     -----------
Intermediate-Term Corporate
 1/27/2033                   BA       11,769            5.822%                +            (206)
 1/28/2013                   BA       21,231          (5.177%)                +             268
                                                                                     -----------
                                                                                             62
                                                                                     -----------
------------------------------------------------------------------------------------------------

*BA--Bank of America.
DBS--Deutsche Bank Securities.
GSI--Goldman Sachs International.
LBI--Lehman Brothers International.
MLI--Merrill Lynch International.
MGTC--Morgan Guaranty Trust Co.
MSCP--Morgan Stanley Credit Products.
UBS--UBS Warburg.
**Based on three-month London InterBank Offered Rate (LIBOR).
+Rate to be determined as of effective date January 27, 2003.

H. The market values of securities on loan to broker/dealers at July 31, 2002, and collateral received with respect to such loans, were:

================================================================================
                                                    (000)
                             ---------------------------------------------------
                                                     COLLATERAL RECEIVED
                                                  ------------------------------
                             MARKET VALUE                        U.S. GOVERNMENT
                                OF LOANED                             AND AGENCY
BOND FUND                      SECURITIES          CASH               SECURITIES
--------------------------------------------------------------------------------
Short-Term Corporate             $276,567      $196,897                 $ 86,809
Intermediate-Term Corporate       387,414       203,569                  195,171
Long-Term Corporate                61,364        27,398                   35,548
High-Yield Corporate              707,702       646,970                   70,593

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

I. Capital share transactions for each class of shares were:

=========================================================================================================
                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                     JULY 31, 2002                   JANUARY 31, 2002
                                               -----------------------         --------------------------
                                                AMOUNT          SHARES          AMOUNT             SHARES
BOND FUND                                        (000)           (000)           (000)              (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE
Investor Shares
  Issued                                  $ 1,767,475         164,450     $ 2,777,948            256,014
  Issued in Lieu of Cash Distributions        194,574          18,148         380,439             35,084
  Redeemed                                 (1,282,422)       (119,477)     (3,023,381)          (279,585)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares  679,627          63,121         135,006             11,513
                                          ---------------------------------------------------------------
Admiral Shares
  Issued                                      936,433          87,144       2,202,333            203,655
  Issued in Lieu of Cash Distributions         47,519           4,433          53,476              4,923
  Redeemed                                   (433,296)        (40,355)       (442,421)           (40,783)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares   550,656          51,222       1,813,388            167,795
                                          ---------------------------------------------------------------
Institutional Shares
  Issued                                      145,736          13,565         257,990             23,827
  Issued in Lieu of Cash Distributions         10,505             980          18,574              1,713
  Redeemed                                   (155,315)        (14,460)       (244,068)           (22,518)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares 926              85          32,496              3,022
                                          ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
Investor Shares
  Issued                                    $ 505,245          52,093       $ 949,181             97,341
  Issued in Lieu of Cash Distributions         52,946           5,455          96,873              9,926
  Redeemed                                   (341,030)        (35,164)     (1,063,153)          (109,740)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares  217,161          22,384         (17,099)            (2,473)
                                          ---------------------------------------------------------------
Admiral Shares
  Issued                                      428,457          44,105         876,729             90,534
  Issued in Lieu of Cash Distributions         18,500           1,906          23,699              2,421
  Redeemed                                   (202,802)        (20,904)       (176,581)           (18,071)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares   244,155          25,107         723,847             74,884
---------------------------------------------------------------------------------------------------------

70

=========================================================================================================
                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                    JULY 31, 2002                     JANUARY 31, 2002
                                               -----------------------          -------------------------
                                                AMOUNT          SHARES          AMOUNT             SHARES
BOND FUND                                        (000)           (000)           (000)              (000)
---------------------------------------------------------------------------------------------------------
LONG-TERM CORPORATE
Investor Shares
  Issued                                    $ 372,271          42,744       $ 859,400             98,827
  Issued in Lieu of Cash Distributions         99,657          11,480         201,455             23,150
  Redeemed                                   (439,975)        (50,726)     (1,328,500)          (152,654)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares   31,953           3,498        (267,645)           (30,677)
                                          ---------------------------------------------------------------
Admiral Shares
  Issued                                      160,222          18,472         500,310             57,827
  Issued in Lieu of Cash Distributions         11,846           1,364          14,111              1,616
  Redeemed                                    (77,084)         (8,890)        (84,335)            (9,740)
                                          ---------------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares    94,984          10,946         430,086             49,703
                                          ---------------------------------------------------------------
HIGH-YIELD CORPORATE
Investor Shares
  Issued                                    $ 844,524         136,638     $ 1,767,563            269,274
  Issued in Lieu of Cash Distributions        150,118          24,591         352,216             53,965
  Redeemed*                                  (869,343)       (142,322)     (2,124,549)          (331,476)
                                          ---------------------------------------------------------------
     Net Increase (Decrease)--Investor Shares 125,299          18,907          (4,770)            (8,237)
                                          ---------------------------------------------------------------
Admiral Shares
  Issued                                      574,187          92,774       1,170,006            184,228
  Issued in Lieu of Cash Distributions         34,288           5,625           9,650              1,532
  Redeemed*                                  (119,805)        (19,778)        (22,657)            (3,590)
                                          ---------------------------------------------------------------
     Net Increase (Decrease)--Admiral Shares  488,670          78,621       1,156,999            182,170
---------------------------------------------------------------------------------------------------------

*Net of redemption fees of $1,292,000 and $1,885,000, respectively (fund totals).

ADVANTAGES OF VANGUARD.COM(R)
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the amount of mail you receive from us.  Simply choose to view your fund reports
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your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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                                                                     Q392 092002